SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Alberto-Culver Company

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ALBERTO-CULVER COMPANY

Melrose Park, Illinois

December 11, 2007

TO THE STOCKHOLDERS:

The annual meeting of stockholders will be held at the principal office of Alberto-Culver Company in Melrose Park, Illinois, on Thursday, January 24, 2008, at 10:00 a.m.

You are cordially invited to attend this meeting in person. The principal business to be conducted at the meeting will be to (i) elect three directors, (ii) approve the Employee Stock Option Plan of 2006, as amended, (iii) approve the 2006 Shareholder Value Incentive Plan, as amended, (iv) approve the Management Incentive Plan, as amended, and (v) approve the 2006 Restricted Stock Plan, as amended.

At your earliest convenience, please sign and return the enclosed proxy card to assure that your shares will be represented at the meeting.

NOTICE OF MEETING

The annual meeting of stockholders of Alberto-Culver Company will be held on Thursday, January 24, 2008, at 10:00 a.m. Chicago time, at our principal office, 2525 Armitage Avenue, Melrose Park, Illinois 60160 for the following purposes:

1.	To elect three directors.

2.	Approve the Employee Stock Option Plan of 2006, as amended.

3.	Approve the 2006 Shareholder Value Incentive Plan, as amended.

4.	Approve the Management Incentive Plan, as amended.

5.	Approve the 2006 Restricted Stock Plan, as amended.

6.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on November 30, 2007 as the record date for determination of the stockholders entitled to notice of and to vote at the meeting.

Gary P. Schmidt
Secretary

December 11, 2007

ALBERTO-CULVER COMPANY	PROXY STATEMENT

2525 Armitage Avenue	December 11, 2007
Melrose Park, Illinois 60160

Solicitation of Proxies

The Board of Directors of Alberto-Culver Company (“Board”) solicits your proxy for use at the annual meeting of stockholders to be held on January 24, 2008 and at any adjournment thereof.

On November 30, 2007, the record date for the meeting, Alberto-Culver had 98,657,526 shares of Common Stock outstanding. This Proxy Statement and form of proxy are being mailed to stockholders on or about December 11, 2007.

Each holder of record at the close of business on the record date is entitled to one vote for each share of Common Stock then held. Any person submitting a proxy has the right to revoke it at any time before it is voted, in person at the meeting, by written notice to the Secretary of Alberto-Culver or by delivery of a later-dated proxy.

The election of directors is decided by a plurality of the votes cast by holders of all shares entitled to vote in the election. Accordingly, withheld votes and broker non-votes will not affect the outcome of the election of directors.

A majority of the votes entitled to be cast thereon by holders of shares of Common Stock present in person or by proxy at the meeting is required to approve the (i) Employee Stock Option Plan of 2006, as amended (“ACSOP”), (ii) Management Incentive Plan, as amended (“MIP”), (iii) 2006 Shareholder Value Incentive Plan, as amended (“SVIP”), and (iv) 2006 Restricted Stock Plan, as amended (“RSP”). Although abstentions and broker non-votes will be treated as present at the meeting for purposes of determining a quorum, abstentions will have the effect of a vote against the approval of these plans, and broker non-votes will have no effect on the approval of these plans.

Explanatory Note

Prior to November 16, 2006, Alberto-Culver Company consisted of two businesses: Global Consumer Products and Beauty Supply Distribution. Pursuant to an Investment Agreement, on November 16, 2006, Alberto-Culver Company split the Global Consumer Products business and the Beauty Supply Distribution business into two separate publicly traded companies. The company known as Alberto-Culver Company prior to November 16, 2006, became a wholly-owned subsidiary of the ultimate parent company of the new Global Consumer Products business and changed its name to Alberto-Culver LLC. We refer to the company formerly known as Alberto-Culver Company and now named Alberto-Culver LLC as “Old Alberto.” On November 16, 2006, the ultimate parent of the Global Consumer Products business changed its name to Alberto-Culver Company. We refer to the split of the Global Consumer Products and Beauty Supply Distribution businesses as the “Separation.” We refer to the company that owns the Beauty Supply Distribution business as “Sally Beauty Holdings.”

Unless otherwise expressly provided, when describing employment history, compensation, expenses and other matters in this Proxy Statement, we have treated Alberto-Culver Company as the successor to Old Alberto. When used in this Proxy Statement, the terms “we,” “us,” “our,” “Company” and “Alberto-Culver” refer to (i) Alberto-Culver Company, the ultimate parent of the Global Consumer Products business, since November 16, 2006, and (ii) Old Alberto before November 16, 2006.

Election of Directors

Unless otherwise instructed, proxies will be voted for the election as directors of the three persons listed as nominees for a term of three years. All of the nominees are currently serving as directors. Should any of the nominees become unable to accept nomination or election (which we do not expect), it is the intention of the persons named in the enclosed proxy to vote for a substitute in each case or the Board may leave the seat vacant and fill such vacancy at a later date.

Nominees for Terms Expiring at the Annual Meeting in 2011 (Class I)

Thomas A. Dattilo, age 56, has served as a director of Alberto-Culver since December 2006 and as Senior Advisor for Cerberus Operations and Advisory Company, LLC, a unit of Cerberus Capital Management, a private investment firm, since June 2007. He served as Chairman, President and Chief Executive Officer of Cooper Tire & Rubber Company, a company that specializes in the design, manufacture, and sale of passenger and truck tires, from 2000 to August 2006. Mr. Dattilo is also a director of Harris Corporation.

Governor Jim Edgar, age 61, has served as a director of Alberto-Culver since October 2002 and as a Distinguished Fellow at the University of Illinois’ Institute of Government and Public Affairs where he is a teacher and lecturer since 1999. Governor Edgar served as the Governor of Illinois from 1991 through 1999. Governor Edgar is also a director of Horizon Group Properties, Inc., DWS Scudder (Chicago Board), John B. Sanfilippo & Son, Inc. and Youbet.com, Inc. Governor Edgar is a member of the Economic Club of Chicago and the Commercial Club. He is also a member of the Board of the Chicago Council on Global Affairs.

Sam J. Susser, age 68, has served as a director of Alberto-Culver since January 2001. Previously, he was Chairman and Chief Executive Officer of Plexus Financial Services, a holding company, from 1987 through 1991. Mr. Susser is also a director of Susser Holdings Corporation.

The Board recommends that the stockholders vote FOR the election of each of these nominees for director.

Directors Whose Terms Expire at the Annual Meeting in 2009 (Class II)

Carol L. Bernick, age 55, was elected Executive Chairman of Alberto-Culver on October 1, 2004 and has served as a director of the Company since 1984. She served as President of Alberto-Culver USA, Inc., a wholly-owned subsidiary of Alberto-Culver, from 1994 to October 1, 2004; as Vice Chairman of the Company from 1998 to October 1, 2004; as President of Alberto-Culver Consumer Products Worldwide, a division of Alberto-Culver, from June 2002 to October 1, 2004; and as Assistant Secretary of the Company from 1990 to October 1, 2004. Ms. Bernick is the daughter of Leonard H. Lavin.

George L. Fotiades, age 54, has served as a director of Alberto-Culver since December 2006 and as Chairman, healthcare practice of Diamond Castle, a private equity investment firm, since 2007. From February 2004 to May 2006, he served as President and Chief Operating Officer of Cardinal Health, Inc., a provider of products and services supporting the healthcare industry. Prior to that, he was President and Chief Executive Officer of Life Sciences Products and Services, a unit of Cardinal Health, Inc., from December 2002 to February 2004. Mr. Fotiades is also a director of ProLogis and non-executive Chairman of Catalent Pharma Solutions.

King Harris, age 64, has served as a director of Alberto-Culver since July 2002, as Chairman of Harris Holdings, Inc., a private investment firm, since 2000 and as a consultant to Honeywell International. Mr. Harris is non-executive Chairman of the Board of AptarGroup, Inc.

V. James Marino, age 57, was elected as a director and President and Chief Executive Officer of Alberto-Culver on November 16, 2006. Mr. Marino served as President of Alberto-Culver Consumer Products Worldwide from October 2004 to November 16, 2006. From July 2002 to October 2004, Mr. Marino served as President of Alberto Personal Care Worldwide, a division of Alberto-Culver. Mr. Marino is also a director of Phillips-Van Heusen Corporation.

Directors Whose Terms Expire at the Annual Meeting in 2010 (Class III)

James G. Brocksmith, Jr., age 66, has served as a director of Alberto-Culver since October 2002 and as an independent business consultant for more than the past five years. From 1990 to 1996, Mr. Brocksmith was Deputy Chairman and Chief Operating Officer for the U.S. Operations of KPMG Peat Marwick LLP, a predecessor of KPMG LLP. Mr. Brocksmith is also a director of AAR Corp., Nationwide Financial Services, Inc. and Sempra Energy.

Leonard H. Lavin, age 88, the founder of Alberto-Culver, was elected Chairman Emeritus of Alberto-Culver on October 1, 2004. He has served as a director since 1955 and Chairman of the Company from 1955 to October 1, 2004. Mr. Lavin is the father of Carol L. Bernick.

Katherine S. Napier, age 52, has served as a director of Alberto-Culver since December 2006. She retired in 2002 from The Procter & Gamble Company as Vice President, after a 23 year career. She served as Senior Vice President, Marketing, at McDonald’s Corporation from 2002 to 2006. Ms. Napier is also a director of Third Wave Technologies, Inc. and Mentor Corporation.

Robert H. Rock, D.B.A., age 57, has served as a director of Alberto-Culver since 1995 and as President of MLR Holdings, LLC, an investment company with holdings in publishing and information businesses, for more than the past five years. Mr. Rock has also served as Chairman of Metroweek Corporation, a publisher of weekly newspapers and specialty publications, for more than the past five years. Mr. Rock is also a director of Quaker Chemical Corporation and Penn Mutual Life Insurance Company.

Retirement Policy

No person shall be eligible for nomination as a director of the Company on or after attaining the age of 73, provided this does not apply to any director who was first elected prior to 1995.

Security Ownership of Management and Certain Beneficial Owners

The table below contains information as of November 16, 2007, except as otherwise indicated, concerning the number of shares of Common Stock beneficially owned by each director, each person named in the Summary Compensation Table and currently employed by Alberto-Culver (“named executive officers”), each person who is known to own 5% or more of our outstanding shares of Common Stock and by all directors and executive officers as a group. Except as specified below, the business address of the persons listed is the Company’s headquarters, 2525 Armitage Avenue, Melrose Park, Illinois 60160.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)		Percent of Class
Carol L. Bernick	6,029,241	(2)	6.05%
James G. Brocksmith, Jr.	55,326	(3)	(4)
Thomas A. Dattilo	7,689	(5)	(4)
Jim Edgar	65,339	(6)	(4)
George L. Fotiades	11,505	(7)	(4)
King Harris	72,047	(8)	(4)
Leonard H. Lavin	7,771,211	(9)	7.88%
V. James Marino	425,454	(10)	(4)
Katherine S. Napier	4,336	(11)	(4)
Robert H. Rock	49,127	(12)	(4)
Sam J. Susser	50,030	(13)	(4)
Richard J. Hynes	47,669	(14)	(4)
Ralph J. Nicoletti	32,100	(15)	(4)
Gary P. Schmidt	144,988	(16)	(4)
Neuberger Berman, LLC	6,105,275	(17)	6.19%

All Directors and Executive Officers as a Group (16 persons, including the above)	15,080,528	(18)	14.98%

(1)	Such ownership is direct, with sole voting and investment power, except as indicated in subsequent footnotes. Unless otherwise specifically provided, each person disclaims beneficial ownership of any shares indicated as owned indirectly (i.e., as trustee or co-trustee of a trust or as an officer of a foundation). Shares are not pledged unless otherwise indicated.

(2)	Includes 1,163,143 shares subject to stock options exercisable currently or within 60 days. Also includes 1,357,331 shares held as trustee of a trust for the benefit of Ms. Bernick’s sister; 609,859 shares held as co-trustee of a trust for the benefit of herself and her children; 2,422,241 shares held as trustee or co-trustee of trusts for the benefit of Ms. Bernick; 320,040 shares held as trustee of trusts for the benefit of certain of Ms. Bernick’s relatives; 4,386 shares held as general partner of a partnership, in her capacity as trustee of a trust for her benefit, for which she shares voting power with Mr. Lavin; 13,141 shares held as a participant in the Alberto-Culver Company Employees’ Profit Sharing Plan (the “Profit Sharing Plan”); and 139,100 shares held by the Carol Lavin Bernick Family Foundation of which Ms. Bernick is a director and the President and shares voting and investment power with her children. Does not include 5,758,144 shares held as limited partner of a partnership; 1,000,000 shares held as co-trustee in two trusts, both for the benefit of Mr. Lavin; and 1,013,067 shares owned by the Lavin Family Foundation of which Ms. Bernick is a director and an officer.

(3)	Includes 55,326 shares subject to stock options exercisable currently or within 60 days.

(4)	Less than 1.0% of the outstanding shares.

(5)	Includes 3,700 shares subject to stock options exercisable currently or within 60 days and 2,989 Common Stock units held in the Deferred Compensation Plan for Non-Employee Directors (“Units”). Each Unit is economically equivalent to one share of Common Stock.

(6)	Includes 55,326 shares subject to stock options exercisable currently or within 60 days and 10,013 Units.

(7)	Includes 3,700 shares subject to stock options exercisable currently or within 60 days and 2,770 Units.

(8)	Includes 64,547 shares subject to stock options exercisable currently or within 60 days.

(9)	Includes 1,013,067 shares owned by the Lavin Family Foundation of which Mr. Lavin is a director and the President and shares voting and investment power with Ms. Bernick; 5,758,144 shares held as limited partner in a partnership in his capacity as co-trustee of trusts with Ms. Bernick for the benefit of Mr. Lavin, for which Mr. Lavin shares voting power with Ms. Bernick and has no investment power; and 1,000,000 shares held as co-trustee of two trusts with Ms. Bernick for his benefit, for which Mr. Lavin shares voting and investment power with Ms. Bernick. Does not include 4,386 shares held as limited partner of a partnership. In addition, does not include shares reported as owned by Ms. Bernick.

(10)	Includes 277,458 shares subject to stock options exercisable currently or within 60 days, 68,700 shares of restricted stock that have not vested and 900 shares held jointly with Mr. Marino’s wife.

(11)	Includes 3,700 shares subject to stock options exercisable currently or within 60 days.

(12)	Includes 46,105 shares subject to stock options exercisable currently or within 60 days and 1,050 shares held jointly with Mr. Rock’s wife.

(13)	Includes 46,105 shares subject to stock options exercisable currently or within 60 days and 3,925 Units.

(14)	Includes 12,550 shares subject to stock options exercisable currently or within 60 days, 9,200 shares of restricted stock that have not vested, and 344 shares held as a participant in the Alberto-Culver 401(k) Savings Plan (“401(k) Plan”).

(15)	Includes 32,100 shares of restricted stock that have not vested.

(16)	Includes 109,187 shares subject to stock options exercisable currently or within 60 days, 10,000 shares of restricted stock that have not vested, 2,817 shares held as a participant in the Profit Sharing Plan, 9,970 shares held as a participant in the 401(k) Plan, and 11,294 shares held jointly with Mr. Schmidt’s wife.

(17)	This information is based on a Form 13F filed by Neuberger Berman, LLC (“NB”) and reflects NB’s holdings as of September 30, 2007. NB’s address is 605 Third Avenue, New York, NY 10158.

(18)	Includes 2,130,721 shares subject to stock options exercisable currently or within 60 days; 17,664 shares held as participants in the Profit Sharing Plan; 13,990 shares held as participants in the 401(k) Plan and 19,697 Units. Such persons have shared voting power as to 7,927,941 shares and shared investment power as to 2,169,797 shares. In addition, includes 127,600 shares of restricted stock that have not vested. Holders of restricted stock have sole voting rights but no dispositive rights with respect to those shares that have not vested.

Meetings and Committees of the Board of Directors

The Board held six meetings during fiscal year 2007. No director attended fewer than three-fourths of the aggregate number of meetings of the Board and of the committees and subcommittees on which he or she served during the fiscal year. Board members are expected to attend the annual meeting of stockholders. At the last annual meeting, all directors attended. There are four standing committees of the Board and one standing subcommittee of the Audit Committee.

The Audit Committee, which is composed of James G. Brocksmith, Jr., Chairman, Thomas A. Dattilo, George L. Fotiades, King Harris, Katherine S. Napier and Sam J. Susser, all of whom are independent for purposes of the New York Stock Exchange’s listing standards and the Securities Exchange Act of 1934, held 11 meetings during fiscal year 2007. The Board has determined that both Messrs. Brocksmith and Susser qualify as Audit Committee Financial Experts, as such term is defined by the Securities and Exchange Commission. In addition, the Board has determined that the simultaneous service by Mr. Brocksmith on the Audit Committee of more than three public companies does not impair his ability to effectively serve on the Audit Committee. The Audit Committee assists the Board in fulfilling its oversight responsibilities for (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of our internal audit function and independent auditors. The Board has adopted a written charter for the Audit Committee, a current copy of which is available on our website at www.alberto.com.

In March 2007, the Board formed a subcommittee of the Audit Committee named the Regulatory and Safety Subcommittee of the Audit Committee. This subcommittee reports to the Audit Committee and is composed of King Harris, Chairman, Thomas A. Dattilo and Katherine S. Napier. The Regulatory and Safety Subcommittee, which oversees compliance with health and safety laws and regulations, held two meetings during fiscal year 2007. The Board has adopted a written charter for the Regulatory and Safety Subcommittee, a current copy of which is available on our website at www.alberto.com.

The Executive Committee, which is composed of Carol L. Bernick, Chairman, King Harris, Leonard H. Lavin, V. James Marino, and Sam J. Susser, held no meetings during fiscal year 2007. The Executive Committee has many of the powers of the Board and can act when the Board is not in session.

The Compensation and Leadership Development Committee (“Compensation Committee”), which is composed of Robert H. Rock, Chairman, James G. Brocksmith, Jr., Jim Edgar, George L. Fotiades and Sam J. Susser, all of whom are independent for purposes of the New York Stock Exchange listing standards, held six meetings during fiscal year 2007. The Compensation Committee, among other things, (i) reviews and approves corporate goals and objectives relevant to Chief Executive Officer compensation and evaluates the Chief Executive Officer’s performance in light of those goals and objectives, (ii) determines and approves the Chief Executive Officer’s compensation level based on this evaluation, (iii) approves compensation of other executive officers, (iv) reviews and recommends to the Board equity based incentive compensation plans in which executive officers participate, (v) prepares the reports and analysis on executive compensation required to be included in our annual proxy statement, and (vi) reviews matters relating to management development and succession planning. The Board has adopted a written charter for the Compensation Committee, a current copy of which is available on our website at www.alberto.com.

The Nominating/Governance Committee, which is composed of Jim Edgar, Chairman, Thomas A. Dattilo, King Harris, Katherine S. Napier and Robert H. Rock, all of whom are independent for purposes of the New York Stock Exchange’s listing standards, held seven meetings during fiscal year 2007. The function of the Nominating/Governance Committee is to, among other things, (i) identify and recommend to the Board, individuals qualified to be directors of Alberto-Culver, consistent with criteria approved by the Board, for either appointment to the Board or to stand for election at a meeting of stockholders, (ii) develop and recommend to the Board corporate governance guidelines for Alberto-Culver, and (iii) oversee the evaluation of the Board and management. The Board has adopted a written charter for the Nominating/Governance Committee, a current copy of which is available on our website at www.alberto.com.

Nominations of Directors

The Nominating/Governance Committee identifies individuals the committee believes are qualified to become Board members. The committee will consider recommendations for director nominees from a wide variety of sources, including other members of the Board, management, stockholders and, if deemed appropriate, professional search firms. The committee takes into account the applicable requirements for directors under the Securities Exchange Act of 1934 and the listing standards of the New York Stock Exchange. In addition, the committee may take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including such candidate’s judgment, skills, integrity, and business and other experience.

Thomas A. Dattilo is standing for election by Alberto-Culver’s shareholders for the first time. Mr. Dattilo was recommended to the Nominating/Governance Committee by other directors of the Company. An executive recruiter was hired to assist in the identification and evaluation of potential candidates to sit on our Board.

In order to be recommended by the Nominating/Governance Committee, the candidate for director must, at a minimum, have integrity, be committed to act in the best interest of all shareholders, and be able and willing to devote the required amount of time to Alberto-Culver’s affairs, including attendance at Board meetings. In addition, the candidate cannot jeopardize the independence of a majority of the Board, as described under “Director Independence” below.

The candidate should preferably also have the following qualifications: business experience, demonstrated leadership skills, experience on other boards and skill sets which add to the value of Alberto-Culver’s businesses.

Stockholders may submit recommendations for nominations of candidates for election to the Board. The Nominating/Governance Committee will consider director candidates recommended by stockholders. To make a recommendation, a shareholder must send the recommendation to the Company’s Secretary at our headquarters in Melrose Park, Illinois. The recommendation must be received between May 1 and July 1 immediately preceding the annual meeting and must include (i) the name and address of the stockholder making the recommendation along with evidence of his or her ownership of Common Stock, including the number of shares and period of ownership, (ii) the name, age, business and residence address of the director candidate and a listing of the candidate’s qualifications, including education and principal occupation or employment, (iii) the candidate’s signed consent to serve as a director if elected and to be named in the Proxy Statement and (iv) a brief explanation of why the shareholder feels the candidate is suitable for consideration. The Nominating/Governance Committee will evaluate shareholder-recommended director candidates in the same manner as it evaluates director candidates identified by other approved means.

Nominations of directors by stockholders at the annual meeting are subject to the notice requirements described under “Other Business” below.

Communication with the Board of Directors

The Board has a process for security holders to send communications directly to the Board. In order to do so, security holders can mail any communications directly to the attention of the Presiding Director at our headquarters in Melrose Park, Illinois. The Presiding Director shall determine what, if any, actions need be taken with respect to each communication including discussing such matters with only the non-management directors, a specific committee or the full Board. Currently, the Presiding Director is Mr. Fotiades. A new Presiding Director is appointed automatically each quarter in alphabetical order among all non-management directors, and such person acts as chairman during board meetings in which the Executive Chairman is not present.

Governance

We have adopted a code of ethics that applies to the Chief Executive Officer, Chief Financial Officer and Corporate Controller. We will provide copies of such code of ethics to any person, without charge, upon written request to the Secretary of Alberto-Culver at our headquarters in Melrose Park, Illinois.

We have adopted (a) Governance Guidelines, (b) a Code of Business Conduct and Ethics that apply to directors, officers and employees and (c) Charters for the Audit, Compensation, and Nominating/Governance Committees and the Regulatory and Safety Subcommittee. Copies of these documents are available on our website at www.alberto.com and are available in print to any person, without charge, upon written request to the Secretary of Alberto-Culver at our headquarters in Melrose Park, Illinois. In addition, the Board adopted categorical independence standards for its Board members. A copy of these standards is available on our website at www.alberto.com and are set forth below.

Director Independence

It is Alberto-Culver’s policy that a majority of directors meet the criteria for independence established by the New York Stock Exchange. To assist in making the determination of independence, the Board adopted the following categorical independence standards, which state a director will be independent unless:

The director is, or has been within the last three years, an employee of Alberto-Culver, or an immediate family member is, or has been within the last three years, an executive officer of Alberto-Culver.

The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from Alberto-Culver, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

(A) The director, or an immediate family member is a current partner of a firm that is Alberto-Culver’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on our audit within that time.

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Alberto-Culver’s present executive officers at the same time serves or served on that company’s compensation committee.

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payment to, or received payments from, Alberto-Culver for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1.0 million, or 2% of such other company’s consolidated gross revenues.

The director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that is indebted to Alberto-Culver, or to which Alberto-Culver is indebted, in an amount that exceeds the greater of $1.0 million or 2% of the total consolidated gross revenue of either Alberto-Culver or such other company is not independent until three years after falling below such threshold.

The Board has affirmatively determined that Messrs. Brocksmith, Dattilo, Edgar, Fotiades, Harris, Rock, and Susser and Ms. Napier are independent, in accordance with these categorical standards, since none of these directors has any material relationships with the Company. Of these independent directors, only Messrs. Fotiades and Harris have relationships that were considered by the Board in arriving at their conclusion. Mr. Harris is a non-executive chairman of the board of directors and owns less than 1% of the common stock of AptarGroup, Inc. Over the last three fiscal years, Alberto-Culver has purchased products from AptarGroup in the ordinary course of business in arms-length transactions consisting of dispensing closures and systems. The amount of these purchases accounted for less than 1% of either company’s gross revenues during each of the last three fiscal years. Because Mr. Harris is not an executive officer of AptarGroup and the amount of these purchases as a percentage of gross revenues was small, the Board considered this relationship to be immaterial. Mr. Fotiades is a director and owns less than 1% of the equity of ProLogis. Over the last three fiscal years, Alberto-Culver has made payments to ProLogis in the ordinary course of business in arms-length transactions. ProLogis is the landlord of our Atlanta warehouse and virtually all of these payments arise from this relationship. The amount of these payments accounted for less than 1% of either company’s gross revenues during each of the last three fiscal years. Because Mr. Fotiades is not an executive officer of ProLogis and the amount of these payments as a percentage of gross revenues was small, the Board considered this relationship to be immaterial.

At the beginning of fiscal year 2007, the Board had affirmatively determined that former directors A.G. Atwater, Jr., John Miller and William Wirtz were independent based upon relationships identified at that time. Messrs. Wirtz and Atwater retired from the Board on November 17, 2006 and December 1, 2006, respectively. In addition, Mr. Miller resigned as a director of Alberto-Culver and became a director of Sally Beauty Holdings in connection with the Separation on November 16, 2006. Of these former independent directors, relationships between Alberto-Culver and Messrs. Miller and Wirtz were considered by the Board in arriving at this conclusion. A company in which Mr. Miller is the president and chief executive officer and controlling shareholder sold in the ordinary course of business in arms length transactions less than $1,000 of supplies to the Company during fiscal years 2006 and 2005 and $108,000 in fiscal year 2004. Because these amounts were well below $1.0 million, the Board considered the relationship immaterial. In addition, the Company rented a skybox at the United Center in the ordinary course of business in an arms length transaction, of which Mr. Wirtz was a part owner, during fiscal years 2006, 2005 and 2004 at a cost of less than $120,000 per year. Because the amounts were well below $1.0 million, the Board considered the relationship to be immaterial.

Compensation Discussion and Analysis

This compensation discussion and analysis is intended to provide to our investors material information about our compensation policies and objectives for our named executive officers. Further, it is intended to provide a context for the tabular disclosures and related narrative disclosures which follow.

The Compensation Committee oversees and administers our executive compensation program and establishes, implements and monitors our executive compensation philosophy. The Compensation Committee is comprised entirely of “independent directors” determined in accordance with New York Stock Exchange listing standards, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (“Code”) and “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934.

In carrying out its responsibilities with respect to the executive compensation program, the Compensation Committee has retained the independent firm of Hewitt Associates. Hewitt advises the Compensation Committee on all of the principal components of executive compensation, as described below, and generally attends meetings of the Compensation Committee when executive compensation is on the agenda. Hewitt also advises Alberto-Culver on compensation matters relating to all of our employees.

The Compensation Committee on occasion meets with the President and Chief Executive Officer, V. James Marino, and other named executive officers, including the Executive Chairman, Carol L. Bernick, the Senior Vice President, Secretary and General Counsel, Gary P. Schmidt, and the Senior Vice President and Chief Financial Officer, Ralph J. Nicoletti, to obtain recommendations with respect to compensation programs and practices for executives, other employees and directors. The Compensation Committee considers management’s recommendations with respect to executive compensation, but makes its decisions about the compensation of the named executive officers outside the presence of the affected officer. The Compensation Committee also typically seeks input from Hewitt prior to making any final determinations.

Mr. Nicoletti joined Alberto-Culver on February 26, 2007. His compensation levels were based on the same factors discussed below as the other named executive officers and were also the result of direct negotiations with him or on his behalf. Because of his start date, grants of stock options, restricted stock, annual bonus opportunities and long-term incentive opportunities were made on March 1, 2007.

Before bonus targets and grants for fiscal year 2007 were finalized, Howard B. Bernick, former President and Chief Executive Officer, William J. Cernugel, former Senior Vice President and Chief Financial Officer, and Michael H. Renzulli, former Chairman of Sally Beauty Company, had informed Alberto-Culver of their intentions to retire. Because of their impending retirement, they did not receive any bonus targets or grants in fiscal year 2007. Therefore, references to the named executive officers in this discussion and analysis do not include Messrs. Bernick, Cernugel or Renzulli unless they are specifically referred to. A separate section entitled “Retired Officers” sets forth the payments and other agreements made in connection with their retirement.

The timing, design, and amounts of grants and opportunities to named executive officers were impacted by the Separation whereby our consumer products business and former beauty supply distribution business were separated into two separate publicly traded companies on November 16, 2006. All outstanding stock options and restricted stock vested and all SVIP units were accelerated and, to the extent the units had value, were paid out in connection with the Separation.

Compensation Philosophy and Objectives

Our ability to hire, motivate and retain executives with the requisite skills and expertise to develop, expand and execute business opportunities is essential to our success and the success of our shareholders.

Alberto-Culver’s objectives for our executive officer compensation program are:

•	To attract, motivate and retain executive officers through both short-term and long-term incentives that reward individual and Alberto-Culver performance.

•

To link the interests of executive officers closely with those of our stockholders by emphasizing equity based compensation and structuring compensation contingent on measures intended to reward performance we believe creates shareholder value.

•	To reward continuity of service.

•	To increase the personal stake of the executive officers in our continued success and growth by setting ownership guidelines of Common Stock.

These objectives guide the Compensation Committee in assessing the proper allocation between cash and equity compensation and long-term and short-term compensation. Other considerations include our business objectives, competitive practices and trends, and sound corporate governance practices.

Components of Compensation

In order to achieve these objectives, compensation of the named executive officers for the last fiscal year was comprised principally of four components: base salary, annual bonus, long-term incentive compensation which includes stock options, restricted stock and SVIP performance units, and retirement compensation.

The Compensation Committee has selected these components because each is considered useful and necessary to meet our compensation objectives. For example, base salary and the annual bonus levels are designed to achieve the objective of attracting, motivating and retaining executive officers and rewarding them for their day-to-day performance and achieving specific business results. Equity and long-term incentive compensation are designed to link the interests of executive officers with our shareholders, reward continuity of service and long-term performance, and retain executive officers. The Compensation Committee believes that these components provide an optimal mix of cash and equity compensation and long and short-term compensation in order to achieve the objectives discussed above. In addition, these components give the Compensation Committee flexibility to calibrate and refine the mix of cash and equity compensation and long and short term compensation to respond to the performance of Alberto-Culver, market conditions, and individual performance.

Each year the Compensation Committee undertakes a total compensation review for each of the named executive officers. In addition to reviewing the four principal compensation components, the Compensation Committee reviews payments that would be required under various severance and change-in-control scenarios. Following the fiscal year 2007 review, the Compensation Committee determined that these elements of compensation were reasonable in the aggregate.

Peer Group

The Compensation Committee benchmarks compensation every other year by comparing Alberto-Culver’s compensation to a peer group of companies in the packaged goods industry. The peer group for the fiscal year 2005 study included:

Avon Products, Inc.	Kao America Inc.
Bausch & Lomb Incorporated	Kellogg Company
Campbell Soup Company	Kimberly-Clark Corporation
Church & Dwight Co., Inc.	Kraft Foods Inc.
The Clorox Company	McCormick & Company, Inc.
Colgate-Palmolive Company	Newell Rubbermaid Inc.
Coors Brewing Company	The Procter & Gamble Company
Del Monte Foods Company	S.C. Johnson Consumer Products
The Dial Corporation	Sara Lee Corporation
Fortune Brands, Inc.	The Scotts Company
The Gillette Company	Unilever United States, Inc.
H. J. Heinz Company	Wm. Wrigley Jr. Company
The Hershey Company

Recognizing that the sizes of the companies in our peer group were not the same as Alberto-Culver, statistical analysis was used to size adjust the data to that of the Company or business unit as appropriate, though non-size adjusted data was also considered. As Alberto-Culver conducts a study every other year, no study was conducted in fiscal year 2006. The Compensation Committee considered the alignment of pay from fiscal year 2005 as well as general industry data for fiscal year 2006 in making determinations on compensation changes in fiscal year 2007. Other than general industry data, the Compensation Committee did not consider compensation related information from any individual company outside the peer group listed above. In addition, the Compensation Committee does not target compensation to any particular percentile of our peer group.

A new peer group consisting of the following companies was created in the summer of 2007 for use in fiscal year 2008:

Avon Products, Inc.	Kellogg Company
Bausch & Lomb Incorporated	Kimberly-Clark Corporation
Campbell Soup Company	Kraft Foods Inc.
Church & Dwight Co., Inc.	L’Oreal USA, Inc.
The Clorox Company	Molson Coors Brewing Company
The Coca-Cola Company	McCormick & Company, Inc.
Colgate-Palmolive Company	Newell Rubbermaid Inc.
ConAgra Foods, Inc.	Pactiv Corporation
Del Monte Foods Company	PepsiCo, Inc.
Energizer Holdings, Inc.	Playtex Products, Inc.
Fortune Brands, Inc.	Revlon Inc.
General Mills, Inc.	S.C. Johnson Consumer Products
H. J. Heinz Company	Sara Lee Corporation
Henkel of America, Inc.	The Scotts Miracle Gro Company
The Hershey Company	Tupperware Corporation
Jarden Corporation	Unilever United States, Inc.
Kao America Inc.	Wm. Wrigley Jr. Company

Base Salary and Annual Bonus

In order to attract, retain and motivate executive officers, Alberto-Culver allocates a significant portion of executive compensation to base salary and annual bonus. Base salaries of named executive officers are reviewed annually by the Compensation Committee and adjusted at the discretion of the Compensation Committee. The effective date of salary increases is typically January 1st of each year. In light of Mr. Marino’s promotion to President and Chief Executive Officer following the Separation, his salary was increased on November 17, 2006. The factors used in determining a named executive officer’s base salary are the duties and level of responsibility of the executive officer, the past performance of the executive officer, the performance of the executive officer’s principal business unit, if any, studies of positions at peer group companies, market pressures to attract and retain talent, Alberto-Culver’s performance, and the recommendations of senior management. With respect to Mr. Marino, his promotion to President and Chief Executive Officer was the major factor in his increase. The Compensation Committee exercises its judgment in making a determination of the impact which each of these factors has on setting the named executive officers’ salaries. Based on these factors, the Compensation Committee established the base salaries referred in the table below for each of the named executive officers effective January 1, 2007, or, in the cases of Mr. Marino, November 17, 2006 and Mr. Nicoletti, February 26, 2007. In the first quarter of fiscal year 2008, the Compensation Committee established base salaries for the named executive officers effective January 1, 2008 as reflected in the table below, generally based on the same factors as described above for fiscal year 2007.

Base Salary

Name	January 1, 2008	January 1, 2007		January 1, 2006
V. James Marino	900,000	725,000		550,000
Ralph J. Nicoletti	465,000	450,000	[1]	NA
Carol L. Bernick	650,000	650,000		650,000
Richard J. Hynes	390,000	375,000		360,000
Gary P. Schmidt	353,000	340,000		325,000

[1]	As of February 26, 2007, his first day as an employee of Alberto-Culver.

Annual bonuses for named executive officers are awarded pursuant to the MIP. The MIP is designed to strongly link incentive awards to measurable performance and provide higher rewards for exceptional performance. The MIP is structured to achieve the objectives of attracting, motivating and retaining executives and to link the interest of our executives to the shareholders by structuring performance targets to those targets we believe creates shareholder value. The MIP is described below under “Approval of the Management Incentive Plan, As Amended.”

For fiscal year 2007, named executive officers’ bonus award opportunities were allocated equally among the following two criteria: (i) sales growth of Alberto-Culver and (ii) operating earnings growth of Alberto-Culver. For purposes of the MIP, operating earnings means pre-tax earnings before non-recurring and other unusual items reported separately on our income statement. The Compensation Committee may modify the above criteria during the fiscal year as deemed appropriate, but may not modify these criteria for the named executive officers so as to increase the award payable to such persons. The Compensation Committee did not modify these criteria for the named executive officers during fiscal year 2007.

Actual bonus awards can range from 0% to 200% of base salary depending on the level of performance achieved with a maximum of 100% allocated to sales growth and a maximum of 100% allocated to operating earnings growth for fiscal year 2007. No bonus payout will be made with respect to zero or negative sales or operating earnings growth. For each 1% growth of sales or operating earnings, Mr. Marino and Ms. Bernick received a bonus equal to 6% of their base salary. For each 1% of sales or operating earnings growth, Messrs. Nicoletti, Hynes and Schmidt received a bonus equal to 4% of their base salary. The Compensation Committee may decrease an individual award by up to 35% of such officer’s base salary based upon such factors and circumstances as the Compensation Committee deems appropriate. For purposes of determining the fiscal year 2007 bonus awards to the named executive officers, the Compensation Committee did not exercise any positive discretion. The named executive officers’ fiscal year 2007 annual incentive awards under the MIP are set forth in the Summary Compensation Table under the caption “Non-Equity Incentive Plan Compensation” and reflect 8.19% sales growth and operating earnings growth of 18.60%. Participants in the MIP may elect to take all or a portion of their award in Common Stock valued at the closing price on the last trading day of the applicable fiscal year or to defer all or a portion of their award into the Executive Deferred Compensation Plan (“EDCP”).

The Compensation Committee has set the bonus award opportunities for the named executive officers for fiscal year 2008. These opportunities have again been allocated equally among sales growth of Alberto-Culver and operating earnings growth of Alberto-Culver as follows:

Fiscal Year 2008 Bonus Award Opportunities

Marino/Bernick

Sales Growth	Payout for each 1% Growth as a Percentage of Salary	Operating Earnings Growth	Payout for each 1% Growth as a Percentage of Salary
0% - 4%	2%	0% - 5%	2%
4.01% - 8%	6%	5.01% - 10%	6%
8.01% +	10%	10.01% +	10%

Fiscal Year 2008 Bonus Award Opportunities

Nicoletti/Hynes/Schmidt

Sales Growth	Payout for each 1% Growth as a Percentage of Salary	Operating Earnings Growth	Payout for each 1% Growth as a Percentage of Salary
0% - 4%	2%	0% - 5%	2%
4.01% - 8%	4%	5.01% - 10%	4%
8.01% +	6%	10.01% +	6%

Long-Term Incentive Compensation

The Company’s long-term incentive compensation program consists of grants of stock options under the ACSOP and restricted stock under the RSP, in each case which vest over a number of years, and performance units under the SVIP. Alberto-Culver’s long-term incentive program is designed to retain qualified executives, align their interest closely with our stockholders and reward continuity of service. Stock options are specifically intended to encourage executives to grow the share price of the Company. Performance units are intended to encourage long-term decision making and promote the long-term management of capital in addition to earnings growth. Restricted stock is focused primarily on alignment of interests with our shareholders and retention.

Non-qualified stock options were granted to the named executive officers on December 1, 2006 or, in the case of Mr. Nicoletti, March 1, 2007, with an option exercise price equal to the average of the high and low trading prices of a share of Common Stock on the date of grant in accordance with the terms of the ACSOP. The number of stock options granted was determined by the Compensation Committee based on the same factors used to determine base salary and, in the case of Mr. Nicoletti, was the result of negotiations in connection with accepting his position. The number of stock options granted to each of the named executive officers during fiscal year 2007 is set forth on the Grants of Plan-Based Awards Table. The ACSOP is described below under “Approval of the Employee Stock Option Plan of 2006, As Amended.”

Because all outstanding restricted shares vested on November 16, 2006 in connection with the Separation, for retention purposes, the Compensation Committee granted restricted stock to the Chief Executive Officer and General Counsel. Restricted shares were granted on December 1, 2006 to Messrs. Marino and Schmidt and vest in four equal annual installments beginning on November 30, 2008. The size of Mr. Marino’s grant was also impacted by his promotion to President and Chief Executive Officer on the date of the Separation. Restricted shares were also granted to Mr. Nicoletti on March 1, 2007 and vest in four equal annual installments beginning February 28, 2009. The size of Mr. Nicoletti’s award was due to the desire to give him an immediate stake in the equity of Alberto-Culver thereby immediately aligning his interests to our shareholders and was the result of negotiation in connection with accepting his position. The number of shares of restricted stock granted to Messrs. Marino, Nicoletti and Schmidt during fiscal year 2007 is set forth on the Grants of Plan-Based Awards Table. The RSP is described below under “Approval of the 2006 Restricted Stock Plan, As Amended.”

The policy of the Compensation Committee is to grant stock options and restricted stock with an effective date on or following action by the Compensation Committee. Generally, the effective date of stock option and restricted stock grants, other than the annual grants as described below, is the first day of the month immediately following the date of the Compensation Committee’s action. Absent unusual circumstances, the annual grant of options and restricted stock to all eligible employees other than the Chief Executive Officer is effective on October 1st. Absent unusual circumstances, the annual grant of options and restricted stock to the Chief Executive Officer is made following his annual review and is effective on the first day of the month following Compensation Committee action.

Each named executive officer, other than the Chief Financial Officer, was also granted performance units pursuant to the SVIP. Each performance unit has a payout value of $250 if the threshold performance level is attained, $1,000 if the target performance level is attained and $2,000 if the maximum performance level is attained. The Compensation Committee has no discretion with respect to the payout value of each unit. Under certain circumstances, awards will be paid in Common Stock. See “Approval of the 2006 Shareholder Value Incentive Plan, As Amended.” Units will have no value if the threshold performance level is not attained for a given performance period.

On December 1, 2006, each named executive officer, other than the Chief Financial Officer, was granted an equal number of units for both a two-year and three-year performance period beginning on October 1, 2006. The number of units granted to each of the named executive officers during fiscal year 2007 is set forth on the Grants of Plan-Based Awards Table. Achievement of the threshold, target and maximum performance levels are based equally on cumulative operating earnings and pre-tax return on invested capital over the respective two-year and three-year performance periods. For purposes of the SVIP, operating earnings means pre-tax earnings before non-recurring and other unusual items reported separately on our income statement. Performance levels and payouts per unit for the two-year and three-year performance periods are as follows:

Two Year Performance Period Ending September 30, 2008

Two-Year Cumulative Operating Earnings	Amount Payable Per Performance Unit	Two-Year Average Pre-Tax Return on Invested Capital	Amount Payable Per Performance Unit
$289,505,000	$250	14.10%	$250
$292,590,000	$500	14.30%	$500
$295,674,000	$1,000	14.50%	$1,000

Three Year Performance Period Ending September 30, 2009

Three-Year Cumulative Operating Earnings	Amount Payable Per Performance Unit	Three-Year Average Pre-Tax Return on Invested Capital	Amount Payable Per Performance Unit
$454,541,000	$250	14.20%	$250
$464,289,000	$500	14.60%	$500
$474,158,000	$1,000	15.00%	$1,000

At the time fiscal year 2007 performance units were granted, the Compensation Committee, based on the recommendations of management and in consultation with Hewitt, established objectives for the three-year performance period, October 1, 2006 through September 30, 2009, and the two-year performance period, October 1, 2006 through September 30, 2008, based on cumulative operating earnings and pre-tax return on invested capital. The decision to grant units with two separate performance periods, rather than the historical practice of granting units with just a three-year performance period, was based in large part on the acceleration of all previously outstanding units on the date of the Separation. By dividing the units equally among two-year and three-year performance periods, the Compensation Committee believes that named executive officers will have incentive to perform during both periods rather than concentrating on the typical three-year performance period. No units vested at the end of their scheduled performance period in fiscal year 2007 due to the prior acceleration of all outstanding units on November 16, 2006. Units granted in fiscal year 2005 had no value, and units granted in fiscal year 2006 had a value of $336.37 per unit. Payouts for each of the named executive officers are set forth in the Summary Compensation Table under the caption “Non-Equity Incentive Plan Compensation.”

The Chief Financial Officer was granted 150 performance units on March 1, 2007 for the three-year performance period of October 1, 2006 through September 30, 2009. While these performance units were not granted under the SVIP, the units have terms similar to the terms of the SVIP. Payouts under his units are also based equally upon the same cumulative operating earnings and pre-tax return on invested capital objectives established for the SVIP and are the same as the payouts described above for the other named executive officers for the units granted having a three-year performance period. Because he will only be employed for 31 of the 36 month performance period, his payout will be prorated accordingly. He will not be permitted to take his award in Common Stock.

Decisions with respect to grants of performance units to named executive officers were made based on formulae proposed by Hewitt and reviewed and approved by the Compensation Committee. Under these formulae, named executive officers received performance units having a target value equal to a percentage of their base salary. The number of performance units granted was then adjusted for certain named executive officers based on the same factors used for determining base salary. The SVIP is described below under “Approval of the 2006 Shareholder Value Incentive Plan, As Amended.”

Performance units for the three-year performance period, October 1, 2007 through September 30, 2010, were granted during the first quarter of fiscal year 2008 to each of the named executive officers. Consistent with the fiscal year 2007 grants, the Compensation Committee considered the recommendations of management and consulted with Hewitt to establish objectives for these performance units. The objectives for this three-year performance period were cumulative operating earnings and pre-tax return on invested capital with the performance levels and payout per unit as follows:

Three Year Performance Period Ending September 30, 2010

Three Year Cumulative Operating Earnings	Amount Payable Per Performance Unit	Three Year Average Pre-Tax Return on Invested Capital	Amount Payable Per Performance Unit
$540,000,000	$250	14.0%	$250
$565,000,000	$500	14.5%	$500
$600,000,000	$1,000	15.0%	$1,000

The number of units granted in fiscal year 2008 to each of the named executive officers was based on the same factors as described above for the units granted in fiscal year 2007. Ms. Bernick received 325 units and Messrs. Marino, Nicoletti, Hynes and Schmidt received 500, 150, 110, and 100 units, respectively.

Stock Ownership Guidelines

The Board of Directors has established stock ownership guidelines for all SVIP participants to more closely link the interests of our officers with those of our shareholders. The Executive Chairman and the Chief Executive Officer have guidelines of at least five times their annual base salary, and the other named executive officers have guidelines of at least three times their annual base salary, to be invested in Common Stock. Participants have the later of two years from the date of the Separation and five years from first becoming subject to the ownership guidelines to meet their assigned stock ownership guideline. Named executive officers receive credit for 50% of the fair market value for unvested shares of restricted stock towards meeting these guidelines. Named executive officers owning less than the amount of shares set forth in their ownership guidelines will be required to take 100% of their SVIP award, less applicable withholding taxes, in Common Stock. Non-employee directors must own $100,000 of Common Stock within the later of two years from the date of Separation, or for outside directors who first were elected or appointed after the Separation, five years from the date of such election or appointment. Directors owning Units under the Deferred Compensation Plan for Non-Employee Directors (“DCP”) receive credit for each unit as if it were a share of Common Stock. Executive officers and directors are prohibited from hedging their economic exposure to Common Stock.

Deferred Compensation Plan

Eligible employees, including the named executive officers, also participate in the EDCP. Those employees may elect to defer a portion of their salary and/or bonus for any period of time, but not less than three years, and can elect to be paid out in a lump sum payment or annually over any period not to exceed ten years. The Compensation Committee determines the rate of interest earned on money deferred under the plan, and may change that rate as it deems appropriate. Such rate is currently 6% per annum. Our obligations under the EDCP are unfunded and unsecured promises to pay. The purpose of the deferral feature is to provide eligible employees opportunities to accumulate funds on a tax favored basis.

The EDCP also provides that Alberto-Culver will credit the EDCP for compensation that cannot be taken into account under the Code because such compensation exceeds the limit established for qualified plans under Section 401(a)(17) of the Code (“Non-Qualified Compensation”). For those named executive officers who receive Non-Qualified Compensation, such officers will be credited in the EDCP with an amount equal to the amount by which matching contributions and employer contributions such officer would have received under the Company’s 401(k) Plan and Profit Sharing Plan, respectively, had such Non-Qualified Compensation been taken into account, exceed the amounts actually contributed by Alberto-Culver to the named executive officer’s 401(k) Plan and Profit Sharing Plan accounts. In addition, certain officers shall receive an additional annual credit equal to the amount of the credit described in the preceding sentence. Commencing in 2004, these additional credits are made each year for every three full years of employment with Alberto-Culver as of December 31, 2003, for up to a maximum of five annual credits. Based upon length of service at December 31, 2003, the only named executive officer entitled to an additional credit for fiscal year 2007 was the Executive Chairman, who received an additional credit of $115,720. The named executive officers received the EDCP contributions set forth in the “All Other Compensation” column of the Summary Compensation Table. The objective of this restoration feature is to provide competitive retirement opportunities that cannot be provided by the 401(k) and Profit Sharing Plans alone due to limitations of contributions to qualified plans under the Code.

Retirement Compensation and Other Benefits

The Executive Chairman has met the qualifications for retirement based on a combination of age and years of service and, upon retiring, will be entitled under her key executive deferred compensation agreement to receive $200,000 per year for 15 years. If she dies while employed by Alberto-Culver, the individual(s) designated by her will be entitled to this entire benefit. See “Retired Officers” below for retirement benefits for Messrs. Bernick, Cernugel, and Renzulli who retired in fiscal year 2007. No other named executive officers are parties to a key executive deferred compensation agreement.

Alberto-Culver maintains a tax-qualified 401(k) Plan and Profit Sharing Plan, each of which provides for broad-based employee participation, including the named executive officers. Under the 401(k) Plan, all eligible domestic employees receive matching contributions that are subject to ratable vesting over a period of five years. The matching contribution under the 401(k) Plan for the 2007 calendar year was 50% percent on the first 6% of each participant’s pretax contributions. Under the Profit Sharing Plan, Alberto-Culver makes a discretionary contribution to eligible employees that is subject to ratable vesting over a period of five years. For fiscal year 2007, participants received a contribution equal to 7.36% of eligible compensation (generally salary and bonus). The named executive officers received the 401(k) Plan matching contributions and Profit Sharing Plan contributions set forth in the “All Other Compensation” column of the Summary Compensation Table.

Alberto-Culver also offers a number of other benefits to the named executive officers pursuant to benefit programs that provide for broad-based, non-discriminatory employee participation. These benefit programs include medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, wellness programs, employee assistance, employee stock purchase plan and certain other benefits.

The 401(k) Plan, Profit Sharing Plan and other generally available benefit programs allow Alberto-Culver to remain competitive for employee talent, and Alberto-Culver believes that the availability of these benefit programs generally enhances employee productivity and loyalty to Alberto-Culver. The main objectives of our benefit programs are to give employees access to quality healthcare, financial protection from unforeseen events, and assistance in achieving retirement financial goals, in full compliance with applicable legal requirements. These generally available benefits do not specifically factor into decisions regarding our named executive officer’s total compensation or equity award package.

Perquisites

In accordance with the objectives of our compensation program, we prefer to compensate named executive officers using a mix of cash and equity compensation and long and short term compensation described above and do not believe that providing a comprehensive executive perquisite program is consistent with our overall compensation philosophy, although certain perquisites have been provided on a case-by-case basis. In July 2007, the Compensation Committee approved professional financial consulting for a limited number of senior management executives, including all of the named executive officers except Ms. Bernick, at a cost not to exceed $15,000 per year per executive commencing in fiscal year 2008.

Severance Benefits

Alberto-Culver has entered into severance agreements with a number of its officers, including all of the named executive officers. The program is intended to preserve employee morale and productivity and encourage retention in the face of the disruptive impact of an actual or rumored change in control. In addition, the program is intended to align executive and shareholder interests by enabling executives to consider corporate transactions that are in the best interests of the shareholders and other constituents of Alberto-Culver without undue concern over whether the transactions may jeopardize the executive’s own employment.

The basic elements of the agreements are as follows:

•

Double trigger. Unlike “single trigger” plans that pay out immediately upon a change in control, Alberto-Culver’s severance agreements require a “double trigger” – a “change in control” followed by a “covered termination” within two years thereafter. This is consistent with the purpose of the program, which is to provide officers with a guaranteed level of financial protection upon loss of employment.

•

Covered terminations. Officers are eligible for payments if, within two years of the change in control, their employment is terminated (i) without cause by Alberto-Culver or (ii) for “good reason” by the employee, each as defined in the agreements.

•

Severance payment. Named executive officers would receive a severance payment of either 2.99 (Messrs. Marino and Schmidt and Ms. Bernick) or 1.99 (Messrs. Nicoletti and Hynes) times their “base amount,” as defined in the Code.

•	Benefit continuation. Basic employee benefits such as health and life insurance would be continued for between 24 and 36 months following termination of employment.

In connection with the Separation, Messrs. Marino, Hynes and Schmidt entered into an amendment to their existing severance agreements whereby they agreed that the Separation would not constitute a change in control under those agreements. In return, if they leave for good reason or are terminated other than for cause before November 17, 2008, Messrs. Marino and Schmidt will receive two times their base salary plus two times their average bonus over the last five years and Mr. Hynes will receive 1.5 times his base salary plus 1.5 times his average bonus over the last five years. In addition, they will receive the benefit continuation services described above for a period of 18 months and up to $12,000 of executive outplacement services. In order to receive these reduced benefits, the named executive officer will be required to sign a customary release. This reduced benefit will not apply in the event of a change in control of Alberto-Culver in the future. In connection with the Separation, Ms. Bernick also executed an amendment to her existing severance agreement acknowledging that the Separation would not constitute a change in control under her severance agreement. She did not request any additional payments for agreeing that the Separation would not constitute a change in control. Our severance agreements are described below under “Potential Payments Upon Termination or Change of Control.”

Tax and Accounting Considerations

In determining which components of compensation are to be paid and how they are weighted, Alberto-Culver considers whether that component will be considered “performance based” compensation pursuant to Section 162(m) of the Code. Under Section 162(m), compensation paid to “covered employees” in excess of $1.0 million per year is deductible by Alberto-Culver only if it is “performance-based.” Generally, “covered employees” are the Chief Executive Officer and the next three highest paid executive officers, excluding the Chief Financial Officer, as set forth on the Summary Compensation Table for the most recently completed fiscal year (“Covered Employees”). In order to have compensation for future grants under the SVIP, ACSOP and MIP be considered “performance based,” as required by Section 162(m) we are seeking shareholder approval of these plans at the annual meeting in January 2008. Compensation generated from the vesting of restricted shares would not be considered performance based and therefore would not be deductible to the extent such compensation, combined with salary and other non-performance based compensation, exceeded $1.0 million for a Covered Employee in a given year.

Alberto-Culver has designed its compensation plans to be in compliance with Section 409A of the Code. In addition, our severance agreements are designed to avoid “excess parachute payments.” Alberto-Culver generally times payments under its benefit plans so they are deductible for the fiscal year to which such payments relate. Alberto-Culver only grants nonqualified stock options due to its belief that these make better economic sense than incentive stock options because of the tax deduction which Alberto-Culver receives related to nonqualified stock options.

Alberto-Culver also considers a wide range of accounting issues in designing its compensation program. For example, stock option exercise prices are never granted below fair market value at the time of the grant, the stock option plans prohibit lowering the exercise price of a stock option after the grant date (other than for anti-dilution adjustments) and participants may withhold only the number of shares necessary to pay the minimum tax required in connection with any stock option exercise. These provisions are designed to avoid variable accounting treatment for our stock option plans and to avoid re-grants of stock options under U.S. Generally Accepted Accounting Principles.

Retired Officers

In connection with the Separation, Alberto-Culver entered into a termination agreement with Mr. Bernick. Pursuant to this agreement, Mr. Bernick resigned as director and an officer of Alberto-Culver on November 16, 2006. The termination agreement also provided that Mr. Bernick acknowledge that the transactions consummated in connection with the Separation were not a change in control for purposes of his severance agreement and that his severance agreement was terminated immediately prior to the Separation. Under his termination agreement, Mr. Bernick received the following payments in November 2006, less applicable withholding taxes:

•	a lump sum payment of $6,723,200 in respect of his waiver of his severance agreement;

•	a lump sum payment of $2,660,000 as a retirement bonus; and

•	a prorated bonus for fiscal year 2007 through December 31, 2006 of $363,750.

In addition, pursuant to his termination agreement, Mr. Bernick remained an employee until December 31, 2006 and will continue to be provided certain medical benefits until November 16, 2009. After November 16, 2009, he can elect to continue medical benefits under Alberto-Culver’s plans at his cost. Under his key executive deferred compensation agreement he will receive $300,000 per year for fifteen years, paid on a monthly basis beginning June 2007. The amounts paid pursuant to his termination agreement are set forth in the “All Other Compensation” section of the Summary Compensation Table.

Mr. Cernugel retired as Senior Vice President and Chief Financial Officer on February 23, 2007. Under his key executive deferred compensation agreement, he will receive $75,000 per year for the next 15 years. In recognition of his long and distinguished service, Alberto-Culver agreed to pay Mr. Cernugel an additional $75,000 per year for the next 15 years, for a total of $150,000 per year for the next 15 years. Both payments will be made on a monthly basis beginning September 2007. In addition, pursuant to an amendment to his severance agreement whereby he acknowledged that the Separation did not constitute a change in control, he received a lump sump payment of $1,478,000 in September 2007, received $12,000 of executive outplacement services and will continue to be provided certain medical benefits under Alberto-Culver’s plans for a period of 18 months. He also received a travel voucher for travel of his choice in the amount of $15,000, which Alberto-Culver agreed to gross-up for taxes. The total amount of this travel voucher, including the gross-up, was $24,773. The amounts paid pursuant to the amendment to his severance agreement are set forth in the “All Other Compensation” section of the Summary Compensation Table.

In connection with the Separation, Alberto-Culver and Sally Holdings entered into a termination and consulting agreement with Mr. Renzulli. Pursuant to this agreement, Mr. Renzulli resigned as an officer of Alberto-Culver on November 16, 2006. The termination and consulting agreement also provided that Mr. Renzulli acknowledge that the transactions consummated in connection with the Separation were not a change in control for purposes of his severance agreement and that his severance agreement was terminated immediately prior to the Separation. Under his termination and consulting agreement, Mr. Renzulli received the following payments in November 2006, less applicable withholding taxes:

•	a lump sum payment from Sally Holdings of $3,641,034 in respect of his waiver of his severance agreement; and

•

a lump sum payment from Alberto-Culver of $353,325, which was approximately what he would have received in salary, bonus and contributions to the EDCP had he remained employed with Alberto-Culver until January 31, 2007.

In addition, pursuant to his termination and consulting agreement, Sally Holdings will continue to provide certain medical benefits until November 16, 2009. After November 16, 2009, he can elect to continue medical benefits under Sally Holdings’ plans at his cost. Further, his termination and consulting agreement provides that until November 16, 2009, Mr. Renzulli will be available to provide consulting services to the executive management of Sally Holdings and its affiliates for up to a total of 20 days per calendar year. Sally Holdings will pay Mr. Renzulli $500,000 per year for providing these services. Under his key executive deferred compensation agreement, Alberto-Culver will pay him $163,636 per year for approximately fourteen years, paid on a monthly basis beginning May 2007. The amounts paid pursuant to his termination and consulting agreement, except for the $500,000 in consulting fees, are set forth in the “All Other Compensation” section of the Summary Compensation Table.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation and Leadership Development

Committee Members

Robert H. Rock, Chairman

James G. Brocksmith, Jr.

Jim Edgar

George L. Fotiades

Sam J. Susser

SUMMARY COMPENSATION TABLE

The following table shows compensation information for fiscal year 2007 for the named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (6)	Option Awards ($) (7)	Non-Equity Incentive Plan Compensation ($) (8)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (15)	All Other Compensation ($)		Total ($)
V. James Marino President and Chief Executive Officer	2007	703,125		0		171,991	892,187	1,133,168	(9)	784	147,779	(16)	3,049,034
Ralph J. Nicoletti Senior Vice President and Chief Financial Officer	2007	271,875	(1)	100,000	(5)	58,309	51,296	291,000	(10)	0	16,151	(17)	788,631
Carol L. Bernick Executive Chairman	2007	650,000		0		0	767,372	1,078,418	(11)	1,851	302,380	(18)	2,800,021
Gary P. Schmidt Senior Vice President, General Counsel and Secretary	2007	336,250		0		33,842	353,801	390,300	(12)	6,364	72,315	(19)	1,192,872
Richard J. Hynes Senior Vice President, Commercial Management	2007	371,250		0		16,178	386,084	393,667	(13)	487	82,405	(20)	1,250,071
Howard B. Bernick Former President and Chief Executive Officer	2007	387,500	(2)	0		0	0	260,919	(14)	2,142	9,811,761	(21)	10,462,322
William J. Cernugel Former Senior Vice President and Chief Financial Officer	2007	167,500	(3)	0		0	0	38,717	(14)	470	2,313,673	(22)	2,520,360
Michael H. Renzulli Former Chairman, Sally Beauty Company.	2007	83,753	(4)	0		0	0	84,168	(14)	727	3,996,327	(23)	4,164,975

(1)	Represents Mr. Nicoletti’s salary from the date of hire on February 26, 2007.

(2)	Represents Mr. Bernick’s salary through the date of his retirement on December 31, 2006.

(3)	Represents Mr. Cernugel’s salary through the date of his retirement on March 1, 2007.

(4)	Represents Mr. Renzulli’s salary through the date of his retirement on November 16, 2006.

(5)	Mr. Nicoletti received a one-time payment of $100,000 in connection with his appointment as Senior Vice President and Chief Financial Officer of Alberto-Culver. This payment must be repaid to Alberto-Culver if Mr. Nicoletti voluntarily terminates his employment prior to February 26, 2008.

(6)	Stock awards consist only of shares of restricted stock. The amounts shown are the compensation costs recognized by Alberto-Culver for fiscal year 2007 determined pursuant to FAS 123R, and do not represent amounts actually received by the named executive officer. The assumptions used to calculate the value of stock awards are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in Alberto-Culver’s Annual Report on Form 10-K for fiscal year 2007. These compensation amounts include grants of restricted stock to Messrs. Marino, Nicoletti and Schmidt and the acceleration of outstanding awards to Messrs. Hynes and Marino at the time of the Separation.

(7)

The amounts shown are the compensation costs recognized by Alberto-Culver in fiscal year 2007 determined pursuant to FAS 123R, and do not represent amounts actually received by the named executive officer. These compensation amounts include grants to each of the named executive officers, other than Messrs. Bernick, Cernugel and Renzulli, in fiscal year 2007 and the acceleration of unvested options to all of the named executive officers, other than Mr. Nicoletti, at the time of the Separation. The assumptions used to calculate the value of option awards are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in Alberto-Culver’s Annual Report on Form 10-K for fiscal year 2007.

(8)	Non-equity incentive plan compensation consist of bonuses paid under the MIP with respect to fiscal year 2007 performance and SVIP units that were accelerated on November 16, 2006 in connection with the Separation. Units granted in fiscal year 2005 had no value, and units granted in fiscal year 2006 had a pro-rated value of $336.37 per unit. In accordance with the SVIP, the payout for fiscal year 2006 grants was prorated by the number of years elapsed in the scheduled performance period, one year, over the total years in the performance period, three years.

(9)	The amount includes $84,168 paid under the SVIP and $1,049,000 paid under the MIP.

(10)	The amount is solely for payments under the MIP. Mr. Nicoletti elected to defer 50% of his bonus payable under the MIP into the EDCP.

(11)	The amount includes $109,418 paid under the SVIP and $969,000 paid under the MIP.

(12)	The amount includes $30,300 paid under the SVIP and $360,000 paid under the MIP.

(13)	The amount includes $33,667 paid under the SVIP and $360,000 paid under the MIP.

(14)	The amount is solely for payments made under the SVIP.

(15)	Amounts consist of “above market or preferential earnings” (as defined by SEC rules) during fiscal year 2007 on amounts contained in the EDCP. Other than for deferrals by Mr. Schmidt under the MIP prior to fiscal year 2007, the interest rate on money contained in the EDCP is set each year and was 5% for calendar year 2006 and 6% for calendar year 2007. Pursuant to Mr. Schmidt’s deferrals in the MIP prior to fiscal year 2007, he earns interest at the prime rate. These amounts are included in the amounts reported in the Nonqualified Deferred Compensation Table under the column entitled “Aggregate Earnings in Last Fiscal Year.”

(16)	The amount includes contributions by Alberto-Culver of $16,194 to the Profit Sharing Plan; $6,713 to the 401(k) Plan; $122,532 to the EDCP; and $2,340 of life insurance premiums.

(17)	The amount includes contributions by Alberto-Culver of $15,126 to the EDCP; and $1,025 of life insurance premiums.

(18)	The amount includes contributions by Alberto-Culver of $16,194 to the Profit Sharing Plan; $6,713 to the 401(k) Plan; $231,439 to the EDCP; and $2,340 of life insurance premiums. The amount also includes $24,468, $6,869 and $14,357 for the personal use of the Company’s airplane, vehicles and drivers, respectively. With respect to her personal use of the Company’s airplane, the incremental cost consisted primarily of jet fuel, travel related expenses for the crew, maintenance, airport fees and cleaning services. The incremental cost of the personal use of vehicles and drivers was based upon the miles driven and hours worked, respectively.

(19)	The amount includes contributions by Alberto-Culver of $16,194 to the Profit Sharing Plan; $6,713 to the 401(k) Plan; $48,096 to the EDCP; and $1,312 of life insurance premiums.

(20)	The amount includes contributions by Alberto-Culver of $16,194 to the Profit Sharing Plan; $6,713 to the 401(k) Plan; $58,049 to the EDCP; and $1,449 of life insurance premiums.

(21)	The amount includes the following lump sum payments made in November 2006: $6,723,200 in respect of Mr. Bernick’s waiver of his severance agreement and $2,660,000 as a retirement bonus. The amount also includes contributions by Alberto-Culver of $1,650 to the 401(k) Plan; $41,775 to the EDCP; $363,750 as a negotiated bonus under his termination agreement; and $1,512 of life insurance premiums. Finally, the amount includes $19,874 for the personal use of the Company’s airplane. See footnote 18 above for the methodology of how the incremental cost of his personal use of the Company’s airplane was calculated.

(22)	The amount includes $1,478,000 in respect of Mr. Cernugel’s waiver of his severance agreement. The amount also includes contributions by Alberto-Culver of $1,650 to the 401(k) Plan; $6,720 to the EDCP; $788,569 representing the present value of the additional $75,000 per year payment over the next 15 years given to Mr. Cernugel in connection with his retirement; $1,961 of life insurance premiums; $12,000 of executive outplacement; and $24,773 in connection with a travel voucher given to Mr. Cernugel for his retirement.

(23)	The amount includes the following lump sum payments made in November 2006: $3,641,034 in respect of Mr. Renzulli’s waiver of his severance agreement and $353,325 representing approximately the amount he would have received in salary, bonus and additional contributions to the EDCP had he remained employed through January 31, 2007. In addition, the amount includes contributions by Alberto-Culver of $1,650 to the 401(k) Plan; and $318 of life insurance premiums. In connection with the Separation, Sally Beauty Holdings agreed to pay the $3,641,034 to Mr. Renzulli for waiving his severance agreement. The amount does not include payments made by Sally Beauty Holdings of $500,000 per year pursuant to his termination and consulting agreement whereby he agreed to provide consulting services to Sally Beauty Holdings following the Separation.

GRANTS OF PLAN-BASED AWARDS

The following table shows plan-based awards granted to the named executive officers during fiscal year 2007.

Name	Grant Date	Approval Date	Number of Non-Equity Incentive Plan Units Granted (#) (1)	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Under- lying Options (#) (3)	Exercise or Base Price of Option Awards ($/Sh)	Closing Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Award (4)
				Threshold ($)	Target ($)	Maximum ($)
V. James Marino	— —	— —	365 365	91,250 91,250	365,000 365,000	730,000 730,000	— —	— —	— —	— —	— —
	12/1/06	11/13/06	—	—	—	—	49,200	—	—	—	999,006
	12/1/06	11/13/06	—	—	—	—	—	195,100	20.305	20.51	920,872
Ralph J. Nicoletti	—	—	150	32,292	129,167	258,333	—	—	—	—	—
	3/1/07	2/23/07	—	—	—	—	22,900	—	—	—	499,793
	3/1/07	2/23/07	—	—	—	—	—	68,700	21.825	22.01	351,744
Carol L. Bernick	— —	— —	325 325	81,250 81,250	325,000 325,000	650,000 650,000	— —	— —	— —	— —	— —
	12/1/06	11/13/06	—	—	—	—	—	174,800	20.305	20.51	767,372
Richard J. Hynes	— —	— —	100 100	25,000 25,000	100,000 100,000	200,000 200,000	— —	— —	— —	— —	— —
	12/1/06	11/13/06	—	—	—	—	—	50,200	20.305	20.51	236,944
Gary P. Schmidt	— —	— —	100 100	25,000 25,000	100,000 100,000	200,000 200,000	— —	— —	— —	— —	— —
	12/1/06	11/13/06	—	—	—	—	10,000	—	—	—	203,050
	12/1/06	11/13/06	—	—	—	—	—	50,200	20.305	20.51	236,944
Howard B. Bernick	—	—	—	—	—	—	—	—	—	—	—
William J. Cernugel	—	—	—	—	—	—	—	—	—	—	—
Michael H. Renzulli	—	—	—	—	—	—	—	—	—	—	—

(1)	Performance units are granted under the SVIP. Each unit has a payout value of $250 if the threshold performance level is attained, $1,000 if the target performance level is attained and $2,000 if the maximum performance level is attained. Units will have no value if the threshold performance level is not attained. In the event of a change in control, payouts of awards may be reduced (but not below zero) under certain circumstances, so as not to constitute “excess parachute payments” within the meaning of the Code.

Except for the Chief Financial Officer, performance units were granted on December 1, 2006 for the two-year performance period ending September 30, 2008 and the three-year performance period ending September 30, 2009. At the time the performance units were granted, the Compensation Committee established objectives for both performance periods based equally on cumulative operating earnings and pre-tax return on invested capital over the respective two-year and three-year performance periods. Participants may elect to receive cash or all or a portion of their award, less applicable withholding taxes, in Common Stock. Participants owning shares of Common Stock having a dollar value below the ownership guidelines established by the Compensation Committee will be required to take 100% of their award, less applicable withholding taxes, in Common Stock. In the event of a change in control, as defined in the SVIP and summarized below under “Potential Payments Upon Termination or Change of Control,” an amount equal to the target value ($1,000) of each outstanding performance unit, multiplied by a fraction, the numerator of which is the number of months of each performance period that have elapsed prior to the change in control and the denominator is the length of the particular performance period in months, will become payable in cash within 30 days following such change in control, subject to any reduction of such payment pursuant to the preceding paragraph. If at least six full calendar months of any fiscal year have elapsed, the entire fiscal year shall be deemed to have elapsed. Performance units were granted to the Chief Financial Officer on March 1, 2007 for the three-year performance period ending September 30, 2009. These units are identical in all material respects with the units granted to the other named executive officers, except Mr. Nicoletti’s award will only be paid in cash and his award will be pro-rated for the 31 months in the performance period for which he will be employed (approximately 86% of the value per unit as described above).

(2)	Stock awards are granted under the RSP and vest on a cumulative basis in equal annual increments of one-fourth of the shares granted commencing two years after the date of grant. Participants granted restricted stock have full voting and dividend rights . Any stock dividends will be subject to the same restrictions on transferability as the shares of restricted stock. The Compensation Committee may accelerate the vesting of any shares granted under the RSP as it deems necessary or desirable to effectuate the purpose of the RSP. In the event of the occurrence of a change in control, as defined in the RSP and summarized below under “Potential Payments Upon Termination or Change of Control,” all outstanding shares of restricted stock shall immediately become fully vested.

(3)	Stock options are granted under the ACSOP. All stock options are non-qualified, have a maximum term of ten years from the date of grant and have an exercise price per share equal to the average of the high and low trading prices of a share of Common Stock on the date of grant. Due to the Separation, the annual grants of stock options were made to all of the named executive officers except Mr. Nicoletti on December 1, 2006. Those stock options become exercisable in four equal annual increments beginning on September 30, 2007 and expire on September 30, 2016. Mr. Nicoletti was granted stock options on March 1, 2007 which become exercisable in four equal annual increments beginning on February 29, 2008 and expire on February 28, 2017. The Compensation Committee may accelerate the exercisability of any stock options subject to such terms and conditions as it deems necessary and appropriate. In the event of a change in control, as defined in the ACSOP and summarized below under “Potential Payments Upon Termination or Change of Control,” all outstanding stock options will immediately become fully vested.

(4)	The value of a stock award or option award is based on the fair value as of the grant date of such award determined pursuant to FAS 123R. The assumptions used to calculate the value of option awards are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in Alberto-Culver’s Annual Report on Form 10-K for fiscal year 2007. Regardless of the value placed on a stock option on the grant date, the actual value of a stock option will depend on the market value of Common Stock when the stock option is exercised.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows all outstanding equity awards held by the named executive officers at the end of fiscal year 2007.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (5)
V. James Marino	105,735	0		17.8246	9/30/2014	—		—
	122,948	0		18.0564	9/30/2015	—		—
	48,775	146,325	(1)	20.3050	9/30/2016	—		—
	—	—		—	—	49,200	(3)	1,219,668
Ralph J. Nicoletti	0	68,700	(2)	21.8250	2/28/2017	—		—
	—	—		—	—	22,900	(4)	567,691
Carol L. Bernick	82,990	0		6.7610	9/30/2010	—		—
	165,980	0		8.8533	9/30/2011	—		—
	258,191	0		13.9192	9/30/2012	—		—
	221,307	0		16.0813	9/30/2013	—		—
	194,258	0		17.2674	10/26/2014	—		—
	196,717	0		18.0564	9/30/2015	—		—
	43,700	131,100	(1)	20.3050	9/30/2016	—		—
Richard J. Hynes	12,550	37,650	(1)	20.3050	9/30/2016	—		—
Gary P. Schmidt	47,458	0		17.8246	9/30/2014	—		—
	49,179	0		18.0564	9/30/2015	—		—
	12,550	37,650	(1)	20.305	9/30/2016	—		—
	—	—		—	—	10,000	(3)	247,900
Howard B. Bernick	494,251	0		16.0813	12/31/2008	—		—
	447,531	0		17.8246	12/31/2008	—		—
	442,613	0		18.0564	12/31/2008	—		—
William J. Cernugel	60,859	0		16.0813	3/1/2009	—		—
	55,327	0		17.8246	3/1/2009	—		—
	56,556	0		18.0564	3/1/2009	—		—
Michael H. Renzulli	82,990	0		6.7610	11/16/2008	—		—
	165,980	0		8.8533	11/16/2008	—		—
	221,307	0		16.0813	11/16/2008	—		—
	200,405	0		17.8246	11/16/2008	—		—
	122,948	0		18.0564	11/16/2008	—		—

(1)	These options become exercisable in four equal annual increments beginning on September 30, 2007.

(2)	These options become exercisable in four equal annual increments beginning on February 29, 2008.

(3)	These shares vest in four equal annual increments beginning on November 30, 2008.

(4)	These shares vest in four equal annual increments beginning on February 28, 2009.

(5)	The fair market value is based on the closing trading price of a share of Common Stock ($24.79 per share) on September 28, 2007, the last trading day of the fiscal year.

OPTION EXERCISES AND STOCK VESTED

The following table shows all stock options exercised and the value realized upon exercise, and all stock awards vested and the value realized upon vesting, by the named executive officers during fiscal year 2007.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
V. James Marino	191,799	1,660,911	1,500	78,300
Ralph J. Nicoletti	0	0	0	0
Carol L. Bernick	0	0	0	0
Richard J. Hynes	120,992	744,846	2,625	137,025
Gary P. Schmidt	87,601	854,662	0	0
Howard B. Bernick	1,191,368	14,283,184	0	0
William J. Cernugel	17,520	163,371	0	0
Michael H. Renzulli	0	0	0	0

(1)	The value realized upon exercise was calculated by multiplying the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price by the number of shares exercised. The fair market value was calculated by taking the sales price on the date of exercise or the average of the high and low trading prices on the date of the exercise, depending on whether open market sales were used to facilitate the exercise.

(2)	The value realized on vesting was calculated by multiplying the number of shares vested by the fair market value of a share of Common Stock on the date of vesting. The fair market value was calculated by taking the average of the high and low trading prices on November 16, 2006, or $52.20 per share.

PENSION BENEFITS

The following table shows certain information for the named executive officers under their respective key executive deferred compensation agreements.

Name	Key Executive Deferred Compensation Agreement (1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
V. James Marino	(2)	—	—	—
Ralph J. Nicoletti	(2)	—	—	—
Carol L. Bernick		(3)	2,112,901	0
Richard J. Hynes	(2)	—	—	—
Gary P. Schmidt	(2)	—	—	—
Howard B. Bernick		(3)	3,166,719	100,000
William J. Cernugel		(3)	1,595,777	25,000
Michael H. Renzulli		(3)	1,614,996	68,182

(1)	Ms. Bernick and Messrs. Bernick, Cernugel and Renzulli are each parties to a key executive deferred compensation agreement. Upon retirement, Ms. Bernick will be entitled to receive annual payments of $200,000 over a 15-year period. Messrs. Bernick and Cernugel have each retired and they currently receive annual payments of $300,000 and $150,000, respectively, to be paid over a 15-year period. Mr. Renzulli also retired and he currently receives annual payments of $163,636 to be paid over approximately a 14-year period. If the executive dies after reaching his or her retirement age but before termination of employment with Alberto-Culver, the individual(s) designated by such executive will be entitled to 100% of the deceased executive’s deferred benefit.

Payments are conditioned upon the named executive officer rendering such reasonable business consulting and advisory services to the Company or any subsidiary as the Chief Executive Officer deems desirable. No executive will be obligated to provide more than eight hours of consulting and advisory services a month without additional compensation. If the executive commits an act of disloyalty, as defined in the key executive deferred compensation agreements, to Alberto-Culver or any of its subsidiaries, the executive shall have no right to receive any payments under these agreements. Alberto-Culver’s obligations under these agreements are unfunded and unsecured promises to pay.

(2)	Messrs. Marino, Nicoletti, Hynes and Schmidt were not parties to a key executive deferred compensation agreement.

(3)	Participants become vested in these benefits when the participant’s age and years of service equal 75. Ms. Bernick and Messrs. Bernick, Cernugel and Renzulli have satisfied this requirement.

NONQUALIFIED DEFERRED COMPENSATION

The following table shows certain information concerning deferred compensation for the named executive officers.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
V. James Marino	0	122,532	22,117	0	421,586
Ralph J. Nicoletti	145,500	15,126	0	0	160,626
Carol L. Bernick	0	231,439	52,257	0	994,276
Richard J. Hynes	0	58,049	13,672	0	261,499
Gary P. Schmidt	0	48,096	113,575	0	1,629,226
Howard B. Bernick	0	41,775	68,252	1,973,149	0
William J. Cernugel	0	6,720	14,072	340,148	0
Michael H. Renzulli	0	0	25,639	801,437	0

The table includes amounts deferred into the EDCP and, in the case of Mr. Schmidt, amounts deferred prior to fiscal year 2007 under the MIP. Beginning in fiscal year 2007, any bonus amounts from the MIP deferred by participants are deferred into the EDCP.

Under the EDCP, employees may elect to defer a portion of their salary and/or bonus for any period of time, but not less than three years, and can elect to be paid out in a lump sum payment or annually over any period not to exceed ten years. The Compensation Committee determines the rate of interest earned on money deferred under the plan, and may change that rate as it deems appropriate. Such rate is currently 6% per annum. Our obligations under the EDCP are unfunded and unsecured promises to pay.

The EDCP also provides that Alberto-Culver will credit the EDCP for compensation that cannot be taken into account under the Code because such compensation exceeds the limit established for qualified plans under Section 401(a)(17) of the Code (“Non-Qualified Compensation”). For those named executive officers who receive Non-Qualified Compensation, such officers will be credited in the EDCP with an amount equal to the amount by which matching contributions and employer contributions such officer would have received under the Company’s 401(k) Plan and Profit Sharing Plan, respectively, had such Non-Qualified Compensation been taken into account, exceed the amounts actually contributed by Alberto-Culver to the named executive officer’s 401(k) Plan and Profit Sharing Plan accounts. In addition, certain officers shall receive an additional annual credit equal to the amount of the credit described in the preceding sentence. Commencing in 2004, these additional credits are made each year for every three full years of employment with Alberto-Culver as of December 31, 2003, for up to a maximum of five annual credits. Based upon length of service at December 31, 2003 and continuing service with Alberto-Culver, the only named executive officer entitled to an additional credit for fiscal year 2007 was the Executive Chairman, who received a credit of $115,720.

DIRECTOR COMPENSATION

The following table shows compensation information for fiscal year 2007 for each director who is not a named executive officer.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)		Total ($)
James G. Brocksmith, Jr.	76,000	76,230	0		152,230
Thomas A. Dattilo	58,083	14,553	10,000		82,636
Jim Edgar	71,500	76,230	10,000		157,730
George L. Fotiades	54,333	14,553	0		68,886
King Harris	81,250	76,230	10,000		167,480
Leonard H. Lavin	1	0	112,159	(4)	112,160
Katherine S. Napier	58,083	14,553	10,000		82,636
Robert H. Rock	73,000	76,230	10,000		159,230
Sam J. Susser	70,000	61,480	10,000		141,480

(1)	Each non-employee director receives an annual retainer of $45,000 (raised from $40,000 effective October 1, 2007). Non-employee directors receive $1,500 for each meeting of the Board and each meeting of the Audit Committee, Compensation Committee, Nominating/Governance Committee and Regulatory and Safety Subcommittee attended and $750 for each such committee and subcommittee conference call meeting attended. The chairman of the Audit Committee receives an annual retainer of $15,000 and the chairman of the Compensation Committee receives an annual retainer of $12,000. The chairman of the Nominating/Governance Committee and Regulatory and Safety Subcommittee each receives an annual retainer of $10,000. All of these annual retainers were raised from $7,500 effective October 1, 2007. Employee directors, such as Mr. Lavin, receive no additional compensation for serving on the Board or its committees.

Non-employee directors also participate in the DCP. Under the DCP, each non-employee director may elect to defer his or her annual retainer and meeting fees (“Director Fees”), receive shares of Common Stock on a quarterly basis equal to the Director Fees payable during such period or receive cash payable under the regular payment system. With respect to deferrals, non-employee directors may defer their Director Fees in Units or other investment funds. Messrs. Dattilo, Edgar and Fotiades elected to defer 100% of their Director Fees into the DCP, with the deferrals for Messrs Dattilo and Fotiades beginning on January 1, 2007 and Mr. Edgar throughout the entire fiscal year. In connection with these deferrals, Messrs. Dattilo, Edgar and Fotiades received 2,228, 745, and 2,039 Units, respectively, during fiscal year 2007.

On December 6, 2004, Alberto-Culver entered into an employment agreement with Mr. Lavin, which agreement was amended on April 27, 2005 (as amended, the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Lavin is paid an annual salary of $1.00. As an employee, Mr. Lavin is entitled to elect health, dental, life and short-term disability insurance and has an office and secretary. Mr. Lavin is entitled to receive a full-time security person at no expense and is reimbursed for all approved, reasonable business expenses. The Employment Agreement expires in 2009, unless renewed by the mutual agreement of the parties.

(2)

Each non-employee director participates in the 2006 Stock Option Plan For Non-Employee Directors (the “Director Plan”). Under the Director Plan, each non-employee director receives an automatic grant of a non-qualified option (i) upon his or her initial election to the Board (“Initial Grant”) and (ii) as of the day of each regularly scheduled annual meeting of the stockholders of the Company (“Subsequent Grant”). The Initial Grant is for an option to purchase approximately $300,000 of Common Stock and each Subsequent Grant is for an option to purchase approximately $150,000 of Common Stock, in each case calculated by dividing such dollar amount by the average of the high and low trading prices of a share of Common Stock on the date of grant and rounding to the nearest 100 shares. The exercise price of options granted under the Director Plan is also the average of the high and low trading prices of a share of Common

Stock on the date options are granted. Options are granted for a ten-year term and become exercisable in four equal annual installments commencing one year after the date of grant. If the director dies or resigns due to retirement or disability, all unvested options immediately vest and may be exercised for a one-year period following the date of death or resignation due to retirement or disability, but not after the expiration of the term of such option. Because there was no regularly scheduled annual meeting in January 2007 due to the Separation, in accordance with the Director Plan each non-employee director who did not receive an Initial Grant was given a Subsequent Grant on January 25, 2007. No director who has received an Initial Grant shall be entitled to receive a Subsequent Grant in the same fiscal year.

Subject to shareholder approval, non-employee directors will participate in the RSP and automatically receive an annual grant of approximately $65,000 of restricted stock commencing on the date of the annual meeting of stockholders on January 24, 2008 and each annual meeting thereafter. In addition, each new non-employee director will receive an initial grant of approximately $65,000 of restricted stock upon his or her initial election if the director joins the Board before June of his or her initial fiscal year. No director may receive two grants of restricted stock in the same fiscal year of the Company. If the RSP is approved by shareholders, no more stock option grants will be made under the Director Plan without shareholder approval. The RSP is described below under “Approval of 2006 Restricted Stock Plan, As Amended”.

The amounts shown are the compensation costs recognized by Alberto-Culver in fiscal year 2007 determined pursuant to FAS 123R and do not represent amounts actually received by the director. These amounts include grants to each non-employee director in fiscal year 2007 and acceleration of unvested options of all non-employee directors at the time of the Separation, other than to Ms. Napier and Messrs. Dattilo and Fotiades who were first elected to the Board after the Separation. During fiscal year 2007, Messrs. Brocksmith, Edgar, Harris, Rock, and Susser, were each granted options to purchase 6,500 shares with a fair value on the date of grant of $36,140 determined pursuant FAS 123R. In addition, during fiscal year 2007, Messrs. Dattilo and Fotiades and Ms. Napier were each granted options to purchase 14,800 shares with a fair value on the date of grant of $69,856 determined pursuant FAS 123R. The assumptions used to calculate the value of option awards are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in Alberto-Culver’s Annual Report on Form 10-K for fiscal year 2007.

As of September 30, 2007, the number of outstanding options for each of the non-employee directors was as follows:

Name	Outstanding Options as of September 30, 2007
James G. Brocksmith, Jr.	61,826
Thomas A. Dattilo	14,800
Jim Edgar	61,826
George L. Fotiades	14,800
King Harris	71,047
Katherine S. Napier	14,800
Robert H. Rock	52,605
Sam J. Susser	52,605

(3)	Non-employee directors can request that the Company give up to $10,000 each year to a charity of their choice. Except for Mr. Lavin, the amounts reflect the actual amounts given to charity by the Company in fiscal year 2007 on behalf of each non-employee director.

(4)	The amount includes $39,122 for the personal use of the Company’s airplane and $73,037 for the full time security person provided to Mr. Lavin pursuant to his Employment Agreement. See footnote 18 of the Summary Compensation Table for the methodology of how the incremental cost of his personal use of the Company’s airplane was calculated. With respect to the full time security person, the incremental cost was the total compensation, including taxes and benefits, paid by the Company for this individual.

Potential Payments Upon Termination or Change of Control

We maintain various plans and have entered into agreements that under certain circumstances will require us to provide compensation to the named executive officers in the event of a termination of employment or a termination of employment following a change of control of Alberto-Culver. In addition, upon a change in control of Alberto-Culver, vesting and other benefits are accelerated under various plans.

Stock Options

Under the terms of the ACSOP, stock options granted to our named executive officers that are not vested become fully vested and exercisable upon a change in control of Alberto-Culver or in the event the officer’s employment is terminated by reason of death or disability. “Change in control” is defined below and is the same for all plans and agreements discussed in this section. If termination is by reason of death or disability, all stock options remain exercisable for a period of one year following the date of termination, but in no event after their original expiration date. In addition, if a named executive officer retires, all stock options that are unvested continue to vest under their original terms. Stock options which are vested at the time of retirement may be exercised for two years following retirement and stock options which are not vested at the time of retirement may be exercised after they vest for five years from the date of grant, but in no event after their original expiration date. “Retirement” is reached if at the time of termination the sum of such officer’s age and years of service as an employee equals or exceeds 75 years. Ms. Bernick is the only named executive officer who currently meets the definition of retirement. “Disability” is defined in our long-term disability plan and generally means an inability of the executive to perform his or her duties by reason of a disability. The definition of “retirement” is the same for all plans and arrangements discussed in this section. Assuming a change in control or termination of employment due to death or disability of each of the named executive officers on September 28, 2007, the last business day of our 2007 fiscal year, the potential value of unvested stock options for Messrs. Marino, Nicoletti, Hynes and Schmidt and Ms. Bernick would have been $656,268, $203,696, $168,860, $168,860 and $587,984, respectively, calculated based on the difference between the closing price of $24.79 for our Common Stock on September 28, 2007 and the exercise price of each option.

Restricted Stock

Under the terms of the RSP, restricted stock granted to our named executive officers that is not vested will vest upon a change in control or if the officer’s employment is terminated by reason of retirement, death or disability. If termination is for any other reason, all restricted stock is forfeited. Assuming a change in control or termination of employment due to retirement, death or disability on September 28, 2007 of each of the named executive officers, the potential value of unvested restricted stock for Messrs. Marino, Nicoletti, Hynes and Schmidt and Ms. Bernick would have been $1,219,668, $567,691, $0, $247,900 and $0, respectively, based on a closing price of $24.79 for our Common Stock on September 28, 2007.

Shareholder Value Incentive Plan Units

Under the terms of the SVIP, performance units issued to our named executive officers that have not completed their applicable performance period will become payable upon a change in control. Payments will be determined by multiplying the target value ($1,000) of each outstanding unit by a fraction where the numerator is the number of months of the performance period elapsed at the time of the change in control and the denominator is the total length of the performance period in months. If at least six full months of a performance period have elapsed at the time of the change in control, a full year will have deemed to have elapsed. In the event of retirement, death or disability of the named executive officer, payments will be made at the end of the performance period based upon the achievement of the targets for the full performance period and will be paid proportionally based upon the number of months the officer was employed during such performance period. Assuming a change in control on September 28, 2007, the potential value of outstanding performance units to Messrs. Marino, Nicoletti, Hynes, and Schmidt and Ms. Bernick would have been $304,167, $50,000, $83,333, $83,333 and $270,833, respectively. Because any estimate would depend on the results of future operations, we have not attempted to quantify the potential value of these awards in the event of termination due to retirement, death or disability on September 28, 2007, though the methodology is described above.

Management Incentive Plan

Our MIP is an annual performance based bonus plan. In the event of a change in control, named executive officers will receive an award calculated by multiplying (i) the bonus award percentage obtained by taking the financial performance of Alberto-Culver from the start of the applicable fiscal year to the date of the change in control (or, if the date of the change in control is not a month end, to the end of the month immediately preceding the date of the change in control) and comparing it to the performance during the same period in the preceding fiscal year and assuming such financial performance has been achieved for the full fiscal year by (ii) the base salary of the officer up to and including the date of the change in control. If a named executive officer’s employment terminates prior to the payment of an award due to retirement, death or disability, the Compensation Committee has the sole discretion to award a participant a portion of the award that would otherwise be payable. Assuming a change in control on September 28, 2007, the value of the bonus awards, as stated in the Summary Compensation Table, to Messrs. Marino, Nicoletti, Hynes, and Schmidt and Ms. Bernick would have been $1,049,000, $291,000, $360,000, $360,000, and $969,000, respectively.

Severance Agreements

Alberto-Culver’s named executive officers are parties to severance agreements which provide payments and benefits if such officer’s employment with the Company is terminated other than for “cause” or if the executive leaves for “good reason” within two years following a change in control. The severance agreement for each named executive officer provides for a payment in the amount which, when added to any other payments subject to the limitation set forth in Section 280G of the Code, is 2.99 times the “base amount” as such term is defined in Section 280G(b)(3) of the Code for

Messrs. Marino and Schmidt and Ms. Bernick and 1.99 times the base amount for Messrs. Nicoletti and Hynes. The severance agreements provide for continuation of such officer’s health, life, disability and similar insurance benefits for up to a three-year period for Messrs. Marino and Schmidt and Ms. Bernick and two years for Messrs. Hynes and Nicoletti. These payments are in addition to amounts that the named executive officer would be entitled to receive under any other benefit plan or in connection with accrued salary and vacation. The amounts payable to such officers may be reduced so as to not exceed the limitation on tax deductibility of such payments set forth in Section 280G of the Code.

“Cause” is defined as either of the following:

•

a material breach by the executive of those duties and responsibilities (other than as a result of incapacity due to physical or mental illness) which do not differ in any material respect from the executive’s duties and responsibilities during the six-month period immediately prior to the change in control which is demonstrably willful and deliberate, committed in bad faith or without a reasonable belief such breach is in the best interest of the Company and not remedied in a reasonable period of time after written notice; or

•	the commission by the executive of a felony involving moral turpitude.

“Good reason” means the occurrence of any of the following, without the consent of the executive:

•	certain material changes in the executive’s duties, responsibilities or status;

•	changes in the executive’s reporting responsibilities, titles or offices;

•

a reduction in the executive’s annual base salary as in effect immediately prior to the change in control, or the failure by Alberto-Culver subsequently to increase the base salary each year by an amount which at least equals, on a percentage basis, the average percentage increase in the base salary for the executive during the two full fiscal years of Alberto-Culver immediately preceding such change in control;

•

any requirement that the executive be based anywhere other than at the facility where the executive is located at the time of a change in control or a substantial increase in the travel obligations of the executive compared to those obligations immediately prior to a change in control;

•

the failure of Alberto-Culver to continue in effect any employee benefit plan or compensation plan in which the executive is participating immediately prior to such change in control, unless the executive is permitted to participate in other plans providing substantially comparable benefits or the taking of any action by Alberto-Culver which would adversely affect the executive’s participation in or materially reduce the executive’s benefits under any such plan;

•

the failure of Alberto-Culver to (i) provide fringe benefits; (ii) provide welfare benefits; (iii) provide paid vacation; (iv) provide office, office furnishings and secretarial assistance; or (v) reimburse the executive promptly for all reasonable employment expenses, in accordance with, in each case, the most favorable plans, practices, programs and policies of Alberto-Culver and its affiliates in effect for the executive immediately prior to the change in control or, if more favorable to the executive, as in effect generally at any time after the change in control with respect to other peer executives of Alberto-Culver and its affiliates; or

•	the failure of the Company to obtain an assumption agreement from any successor company.

The potential cash payments under the severance agreements for Messrs. Marino, Nicoletti, Hynes and Schmidt and Ms. Bernick for a termination following a change in control without cause or leaving for good reason on September 28, 2007 would have been $4,723,467, $1,778,538, $3,280,268, $2,769,785 and $10,095,977, respectively. The value of the estimated cost for continuation of the insurance benefits for Messrs. Marino, Nicoletti, Hynes and Schmidt and Ms. Bernick would have been $59,449, $38,463, $37,880, $56,407 and $41,659, respectively.

Amendments to Severance Agreements

In connection with the Separation, Messrs. Marino, Hynes and Schmidt executed amendments to their severance agreements acknowledging that the Separation and related transactions are not a change in control for purposes of their severance agreements. These amendments also provide that if there is not an intervening change in control and they are terminated without cause or if they leave for good reason on or before November 16, 2008, they will be entitled to the following, provided that they sign a customary release:

•	a lump sum payment equal to two times (one and one-half times for Mr. Hynes) the executive’s base salary with Alberto-Culver in effect at the date of termination;

•

a lump sum payment equal to two times (one and one-half times for Mr. Hynes) the average of the dollar amount of the executive’s actual or annualized annual bonus paid or payable by Alberto-Culver in respect of the five fiscal years immediately preceding the fiscal year in which the date of termination occurs;

•

continued health care benefits, at the rate paid by the executive while actively employed, for a period beginning on the date of termination and ending on the earlier of 18 months after the date of termination and the date on which the executive becomes entitled to receive similar benefits from a subsequent employer; and

•	outplacement services to the extent such services do not exceed $12,000 and are not provided for more than one year following the executive’s termination.

In the event that Messrs. Marino, Hynes or Schmidt were terminated other than for cause or left for good reason without an intervening change of control on September 28, 2007, their potential cash payments, including $12,000 for outplacement services, would have been $2,504,400, $1,249,800 and $1,287,600, respectively. The value of the estimated cost for the continuation of the insurance benefits for Messrs. Marino, Hynes and Schmidt would have been $19,944 each.

In connection with the Separation, Ms. Bernick also executed an amendment to her then existing severance agreement acknowledging that the Separation and related transactions are not a change in control for purposes of her severance agreement. She did not request that any payments be made under her amendment if she is terminated other than for cause or leaves for good reason without an intervening change in control prior to November 16, 2008.

Key Executive Deferred Compensation Agreement

Since she has already met the definition of retirement, upon termination of her employment Ms. Bernick will be entitled to receive $200,000 per year for 15 years under her key executive deferred compensation agreement. If Ms. Bernick dies before all of these payments have been made, her designee will be entitled to the remaining unpaid portion of these benefits. The present value of these payments using a long term treasury rate of 4.74% was $2,112,901 as of September 30, 2007.

These payments are conditioned upon rendering such reasonable business consulting and advisory services to Alberto-Culver or any subsidiary as the Chief Executive Officer deems desirable. She will not be obligated to provide more than eight hours of consulting and advisory services a month without additional compensation. If she commits an act of disloyalty, as defined in her agreement, to Alberto-Culver or any of its subsidiaries, she will have no right to receive any payments under her agreement. Alberto-Culver’s obligations are unfunded and unsecured promises to pay. No other active employee is a party to a key executive deferred compensation agreement.

Definition of Change in Control

The definition of a change in control is the same for the stock option plan, restricted stock plan, incentive plans and severance agreements.

Generally, a change in control is defined as the occurrence of any of the following:

•

the acquisition by any individual, entity or group of both 20% or more of the combined voting power of the outstanding voting securities of Alberto-Culver and combined voting power in excess of the combined voting power held by the Exempt Persons, as defined below;

•	the cessation of the individuals who comprise the Incumbent Board, as defined below, to constitute a majority of the Board;

•

except as noted below, the consummation of any merger, reorganization, consolidation or sale or other disposition (other than a tax-free spin-off of a subsidiary or other business unit of Alberto-Culver) of all or substantially all of the assets of Alberto-Culver, which collectively we refer to as a “Fundamental Change”; or

•	the approval by the stockholders of Alberto-Culver of the complete liquidation or dissolution of Alberto-Culver.

A Fundamental Change will not be a change in control if:

•

immediately after such Fundamental Change more than 60% of the combined voting power of the then outstanding voting securities of the resulting or acquiring corporation, as the case may be, is owned, directly or indirectly, by all or substantially all of the individuals and entities who were the owners of all of the outstanding voting securities of Alberto-Culver immediately prior to such Fundamental Change; and

•

at least a majority of the members of the board of directors of the resulting or acquiring corporation, as the case may be, were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such Fundamental Change.

A change in control will not be deemed to occur through the acquisition of voting securities of Alberto-Culver if they were acquired:

•	by an Exempt Person, an employee benefit plan or trust sponsored or maintained by Alberto-Culver or any corporation controlled by Alberto-Culver;

•	through an exercise, conversion or exchange privilege acquired directly from Alberto-Culver; or

•	by Alberto-Culver.

Exempt Persons are defined as:

•	Mr. and Mrs. Lavin, their descendants and spouses of their descendants; and

•	any estate of any such individuals or any trust or similar arrangement or charitable organization established by or for the benefit of such individuals.

Incumbent Board is defined as those individuals who comprised the Board as of January 1, 2007 and any individual who subsequently becomes a director and whose election or nomination was approved by either a majority of the Incumbent Board or at least a majority of the combined voting power held by the Exempt Persons.

Overall Summary of Termination Payments

The following table summarizes the potential payments that would be made if a change in control had occurred on September 28, 2007 and the executive was terminated without cause or left for good reason.

Benefit	V. James Marino	Ralph J. Nicoletti	Carol L. Bernick	Richard J. Hynes	Gary P. Schmidt
Severance Agreement(1)	$4,782,916	$1,817,001	$10,137,636	$3,318,148	$2,826,192
Restricted Stock(2)	1,219,668	567,691	0	0	247,900
Stock Options(3)	656,268	203,696	587,984	168,860	168,860
MIP Bonus(4)	1,049,000	291,000	969,000	360,000	360,000
SVIP Units(5)	304,167	50,000	270,833	83,333	83,333

TOTAL	$8,012,019	$2,929,388	$11,965,453	$3,930,341	$3,686,285

(1)	Amounts represent 2.99 times the base amount as defined in Section 280G of the Code for Messrs. Marino and Schmidt and Ms. Bernick and 1.99 times the base amount for Messrs. Nicoletti and Hynes. Also includes the value of the estimated costs for continuing insurance benefits.

(2)	Aggregate value of unvested shares of restricted stock calculated at a price of $24.79 per share, the closing price of our Common Stock on September 28, 2007.

(3)	Aggregate amount of the spread between the exercise price of unvested stock options and $24.79, the closing price of our Common Stock on September 28, 2007.

(4)	Amounts represent the bonus award calculated by multiplying (i) the bonus award percentage obtained by taking the financial performance of Alberto-Culver from the start of the applicable fiscal year to the date of the change in control and comparing it to the performance during the same period in the preceding fiscal year and assuming such financial performance has been achieved for the full fiscal year by (ii) the base salary of the officer up to and including the date of the change in control.

(5)	Amounts represent the value of each unit determined by multiplying the target value ($1,000) of each unit by a fraction where the numerator is the number of months of the performance period elapsed at the time of the change in control and the denominator is the total length of the performance period in months.

Assuming no change in control, the following table summarizes the potential payments that would be made if the executive’s employment terminated due to death or disability or, in the case of Ms. Bernick, the present value of benefits payable to her upon retirement under her key executive deferred compensation agreement. Potential payments that would be made assuming no change in control under the severance agreements to Messrs. Marino, Hynes and Schmidt if they were terminated without cause or left for good reason, in each case on September 28, 2007, are set forth above under “Amendments to Severance Agreements.”

Benefit	V. James Marino	Ralph J. Nicoletti	Carol L. Bernick	Richard J. Hynes	Gary P. Schmidt
Restricted Stock (1)	$1,219,668	$567,691	0	0	$247,900
Stock Options(2)	656,268	203,696	587,984	168,860	168,860
SVIP Units(3)	—	—	—	—	—
Key Executive Deferred Compensation Agreement(4)	0	0	2,112,901	0	0

TOTAL	$1,875,936	$771,387	$2,700,885	$168,860	416,760

(1)	Aggregate value of unvested shares of restricted stock calculated at a price of $24.79 per share, the closing price of our Common Stock on September 28, 2007, the last business day of the fiscal year.

(2)	Aggregate amount of the spread between the exercise price of unvested stock options and $24.79, the closing price of our Common Stock on September 28, 2007, the last business day of the fiscal year.

(3)	The value of each unit is to be determined by multiplying the value of the attainment of the objectives at the end of the performance period by a fraction where the numerator is the number of months of the performance period elapsed at the time of such termination due to the executive’s death, disability or retirement and the denominator is the total length of the performance period. Because no performance period ended on September 30, 2007 and any estimate would depend on the results of future operations, the value of these SVIP awards has been left blank in the table.

(4)	Amount represents the present value of $200,000 per year over 15 years calculated by using a long term treasury rate of 4.74%.

Equity Compensation Plan Information

The table below sets forth certain information with respect to equity compensation plans whereby Common Stock may be issued as of September 30, 2007.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders (1)	9,606,707	$16.51	9,941,499
Equity Compensation Plans Not Approved by Security Holders (2)	—	—	—

Total	9,606,707	$16.51	9,941,499

(1)	The securities reflected in column (a) include the number of shares that may be issued upon the exercise of outstanding options under the ACSOP and Director Plan. The securities reflected in column (a) do not include 265,500 shares of Common Stock that have been issued under the RSP and 7,321 shares of Common Stock issued under the Management Bonus Plan (“MBP”), but have not yet vested. The securities reflected in column (c) include the number of shares remaining available to issue under the ACSOP, Director Plan, RSP and MBP. Under the ACSOP and Director Plan, shares subject to options which terminate, are surrendered or expire unexercised may subsequently be used to grant additional options. Pursuant to the RSP, any unvested shares that are reacquired by Alberto-Culver and shares withheld to pay taxes may be used to grant additional restricted stock. If the RSP is approved by shareholders, (i) no more options will be granted under the Director Plan, which has 423,000 remaining authorized shares, without the approval of shareholders and (ii) the number of authorized shares for the RSP will be decreased by 1,000,000 shares. See “Approval of the 2006 Restricted Stock Plan, As Amended” below.

(2)	All existing equity compensation plans have been approved by shareholders.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities for (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of our internal audit function and independent auditors. In this context, the Audit Committee has met with management (including the Chief Executive Officer, Chief Financial Officer and Vice President of Corporate Audit) and KPMG LLP, our independent registered public accounting firm (“Independent Auditors”). Audit Committee members have also met alone in private session.

The Audit Committee held meetings with Alberto-Culver’s Vice President of Corporate Audit and Independent Auditors, both in the presence of management and privately, to discuss the overall scope and plans for their respective audits, the results of their audits, the evaluations of our internal controls and the overall quality of Alberto-Culver’s financial reports.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the Independent Auditors. The Audit Committee has discussed with the Independent Auditors the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication With Audit Committees) adopted by the Public Company Accounting Oversight Board as amended by SAS No. 90 (Audit Committee Communications). The Audit Committee has discussed with the Independent Auditors all matters required under the foregoing standards and act.

With respect to independence, the Audit Committee has received from the Independent Auditors the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the Independent Auditors their independence.

Based upon the reviews and discussions referred to above, the Audit Committee has (i) appointed KPMG LLP as the independent registered public accounting firm for the 2008 fiscal year and (ii) recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2007 for filing with the Securities and Exchange Commission.

Audit Committee Members

James G. Brocksmith, Jr., Chairman

Thomas A. Dattilo

George L. Fotiades

King Harris

Katherine S. Napier

Sam J. Susser

Audit and Related Fees

Audit Fees

The aggregate fees incurred for KPMG LLP professional services rendered for the audit of Alberto-Culver’s annual financial statements for the fiscal years ended September 30, 2007 and September 30, 2006 (including foreign statutory audits) and for the reviews of the financial statements included in Alberto-Culver’s Quarterly Reports on Form 10-Q for those fiscal years were $3,124,000 and $4,297,000, respectively.

Audit-Related Fees

The aggregate fees incurred for KPMG LLP assurance and related services that are reasonably related to the performance of the audit or review of Alberto-Culver’s financial statements and not reported under “Audit Fees” above for the fiscal years ended September 30, 2007 and September 30, 2006 were $183,000 and $952,000, respectively. The fees in fiscal years 2007 and 2006 primarily related to professional services in connection with the terminated merger transaction with Regis and the Separation which closed on November 16, 2006.

Tax Fees

The aggregate fees incurred for KPMG LLP professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended September 30, 2007 and September 30, 2006 were $720,000 and $1,026,000, respectively.

All Other Fees

For the fiscal years ended September 30, 2007 and September 30, 2006, there were no fees incurred for KPMG LLP products and services, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all permissible audit and non-audit services that may be provided by the Company’s independent auditors. On an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be rendered by the independent auditors, together with a budget for the applicable fiscal year. This pre-approval is detailed as to the particular services to be provided in compliance with applicable Securities and Exchange Commission and Public Company Accounting Oversight Board guidance. The Audit Committee also requires the pre-approval of any fees that are in excess of the amount budgeted by the Audit Committee.

During the year, circumstances may arise when it may become necessary to pre-approve services prior to an Audit Committee meeting. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee in those instances when pre-approval is needed prior to a scheduled Audit Committee meeting. The Chairman of the Audit Committee is required to report on such pre-approvals at the next scheduled Audit Committee meeting.

In those situations where estimated fees are less than $25,000, the Chief Financial Officer may authorize KPMG LLP to commence work on engagements of up to $25,000 in the aggregate in a calendar quarter for those types of services that the Audit Committee has pre-approved for the applicable fiscal year. The Chief Financial Officer is responsible for reporting these authorizations at the next scheduled Audit Committee meeting. Any type of service that has not been pre-approved by the Audit Committee will require specific pre-approval by the Audit Committee.

The Audit Committee reviewed and approved all non-audit services rendered by KPMG LLP to the Company during fiscal year 2007 and concluded such services were compatible with maintaining KPMG LLP’s independence.

Certain Business Relationships

On January 10, 2007, the Leonard H. Lavin Trust u/a/d 12/18/87, a trust for the benefit of Leonard H. Lavin (the “Lavin Trust”), purchased all of the membership units of Eighteen, LLC, an Oregon limited liability company and wholly-owned subsidiary of Alberto-Culver USA, Inc. (“ACUSA”), pursuant to a Membership Interest Purchase Agreement dated January 10, 2007 among the Lavin Trust, Eighteen, LLC and ACUSA. The trustees of the Lavin Trust are Leonard H. Lavin, a director of Alberto-Culver, and Carol L. Bernick, a director and Executive Chairman of the Board of Alberto-Culver. ACUSA is an indirect wholly–owned subsidiary of Alberto-Culver. The primary asset of Eighteen, LLC was a Gulfstream IV-SP airplane (the “Airplane”). In addition, Eighteen, LLC had other assets used in connection with the operation of the Airplane, including contracts, leases, aviation subscriptions, equipment and furniture. The purchase price for the membership units of Eighteen, LLC was $25 million and was paid on January 10, 2007. This transaction was approved by the Audit Committee.

On August 21, 2007, Eighteen, LLC and ACUSA entered into a Time Sharing Agreement permitting the lease by ACUSA of the Airplane on a time sharing basis. Under the Time Sharing Agreement, ACUSA shall pay Eighteen, LLC the lesser of the most reasonably comparable first class ticket price per passenger of ACUSA as reasonably determined by ACUSA and the amounts authorized under Federal Aviation Administration regulations (generally two times fuel plus certain additional incremental costs). As of November 30, 2007, ACUSA has not paid for any flights under this agreement. This arrangement was approved by the Audit Committee.

On December 21, 2006, Alberto-Culver entered into an agreement with 18000 LLC, a limited liability company controlled by Howard B. Bernick, to assign 50% of our 1/8th interest in a fractional-ownership airplane to 18000 LLC in exchange for $1.2 million. Mr. Bernick is a former director and former President and Chief Executive Officer of Alberto-Culver. This transaction was approved by the Audit Committee.

Approval of the Employee Stock Option Plan of 2006, As Amended

The Employee Stock Option Plan of 2006, or ACSOP, is being presented to stockholders for their approval to assure that compensation generated upon the exercise of non-qualified options can be fully deducted for federal income tax purposes by Alberto-Culver. Compensation paid to Covered Employees that is not performance based is not tax deductible by Alberto-Culver in any calendar year to the extent it exceeds $1,000,000. See “Compensation Discussion and Analysis–Tax and Accounting Considerations” above for a discussion of Section 162(m) of the Code. If the ACSOP is not approved, no more options will be granted under the ACSOP.

The ACSOP permits the Compensation Committee to grant non-qualified options to purchase up to 9,000,000 shares of Common Stock to eligible key employees of Alberto-Culver and our subsidiaries who perform services which materially contribute to the management, operation and development of our business. The ACSOP is intended to encourage ownership of Common Stock by eligible key employees and to provide incentives for them to make maximum efforts for the success of the business. No increase in the number of authorized shares is being sought as part of this approval by shareholders. As of November 30, 2007, 5,625,420 shares of Common Stock remained to be issued under this 9,000,000 share authorization. In addition, with respect to all outstanding stock options of Alberto-Culver, there were 10,657,075 shares of Common Stock subject to stock options outstanding with a weighted average exercise price of $17.831 and a weighted average remaining term of 7.7 years as of November 30, 2007.

Shares subject to options may be made available from unissued or treasury shares. Shares subject to options which terminate, are surrendered or expire unexercised, in whole or in part, may be subsequently used to grant additional options. Approximately 300 key employees participate in the ACSOP. The maximum number of shares of Common Stock for which options may be granted to one individual under the ACSOP is 600,000 shares in any fiscal year.

The price at which shares of Common Stock may be purchased under the ACSOP will be determined by the Compensation Committee, but may not be less than the fair market value of a share of Common Stock at the time the option is granted (subject to adjustment as provided in this paragraph). Each option, the number and kind of shares subject to future options and the number of shares subject to options that may be granted to a participant in any fiscal year shall be adjusted, as may be determined to be equitable in the sole and absolute discretion of the Compensation Committee, in the event there is any change in the outstanding Common Stock, or any event that could cause a change in the outstanding Common Stock, including, without limitation, by reason of a stock dividend, recapitalization, reclassification, issuance of Common Stock, issuance of rights to purchase Common Stock, extraordinary cash dividend, issuance of securities convertible into or exchangeable for Common Stock, merger, consolidation, stock split, reverse stock split, spin-off, combination, exchange or conversion of shares, or any other similar type of event. The Compensation Committee’s determination of any such adjustment shall be final, conclusive and binding.

Options will be granted for a term of ten years (or such shorter period as the Compensation Committee determines) and generally will become exercisable with respect to 25% of the optioned shares one year after the date of grant and with respect to an additional 25% at the end of each of the three years thereafter, although the Compensation Committee may provide at the date of grant for another time or times of exercise. In addition, the Compensation Committee may accelerate the exercisability of any option subject to any terms and conditions that it deems necessary and appropriate, or extend the term of any option previously granted (but not beyond (i) the original expiration date or (ii) ten years from the date of grant). After the date of grant, we cannot reduce the exercise price of any option granted under the ACSOP (except as provided in the preceding paragraph), without the approval of the shareholders.

On November 30, 2007, the closing price of the Common Stock, as reported on the composite tape of the New York Stock Exchange, was $25.56 per share.

If a participant’s employment is terminated for any reason other than death, retirement, disability, or a change in control as defined in the ACSOP and summarized above under “Potential Payments Upon Termination or Change of Control,” the participant’s options terminate three months following his or her termination of employment (but not after the expiration date of the option). If a participant dies or becomes disabled, all unvested options shall immediately vest and the participant or executors or administrators of the participant’s estate, as the case may be, have the right for one year following such termination of employment (but not after the expiration date of the option) to exercise the option. If a participant’s employment terminates due to retirement, all options (or portions thereof) which are (a) vested at the time of retirement may be exercised for a period of two years following retirement (but not after the expiration date of the option) and (b) unvested at the time of retirement may be exercised for a period of five years from the date of grant (but not after the expiration date of the option). Retirement is reached if at the time of termination the sum of such participant’s age and years of service as an employee equals or exceeds 75 years.

The vesting of all outstanding stock option awards will be accelerated upon the occurrence of a change in control, as defined in the ACSOP and summarized above under “Potential Payments Upon Termination or Change of Control,” and all outstanding stock option awards will immediately become fully vested. In certain circumstances, outstanding stock option awards may become options to purchase shares of the acquiring corporation, and in certain other circumstances, outstanding stock option awards may be cancelled in exchange for a cash payment.

An option granted under the ACSOP is not assignable or transferable other than by will or the laws of descent and distribution, and an option shall be exercisable during the lifetime of the optionee only by him or her. An option transferred by will or the laws of descent and distribution may only be exercised during the one-year period following the optionee’s death.

Options may be exercised (subject to the receipt of payment) by giving written notice to Alberto-Culver, specifying the number of shares to be purchased. The full purchase price for such shares may be paid in cash, by check, by delivery of shares of Common Stock, or by a combination of these methods. However, under no circumstances may a participant deliver previously owned shares obtained from the exercise of stock options or the vesting of Common Stock under any plan of the Company during the six months immediately preceding the exercise date. In addition, when an optionee is required to pay Alberto-Culver an amount required to be withheld under applicable tax laws in connection with the exercise of an option, the optionee may satisfy this obligation in cash, by check, by delivery of shares of Common Stock, by withholding shares of Common Stock issuable upon exercise of the option or by a combination of these methods, having a value equal to the amount required to be withheld. Common Stock delivered or withheld will be valued at its fair market value on the date of exercise.

Alberto-Culver understands that under existing federal income tax law, there will be no federal income tax consequences to either the optionee or Alberto-Culver on the grant of an option. Upon the exercise of a non-qualified option, the optionee will have taxable ordinary income equal to the difference between the option price and the fair market value of the shares received on the exercise. We will be entitled to a tax deduction in an amount equal to such difference, provided we comply with applicable tax withholding and reporting rules. The optionee will have a tax basis in the shares acquired equal to the fair market value of the shares on the exercise date. Any additional gain or loss realized on the sale or exchange of shares received upon the exercise of a non-qualified option will be treated as long-term or short-term capital gain or loss, depending on how long the optionee held the shares after the date of exercise.

Optionees may deliver previously-owned shares of Common Stock in payment of the option price. In such case, Alberto-Culver understands that (i) with respect to the shares exchanged to pay the option price, no gain or loss will be recognized by the optionee at the time of exercise, and the basis and holding period of a portion of the shares received in the exchange (to the extent such shares are equal to the fair market value of the shares surrendered to pay the option price) will be the same as the basis and the holding period of the surrendered shares, and (ii) with respect to the additional shares received upon exercise (such additional shares being the shares received in excess of the fair market value of the surrendered shares), the optionee will be required to recognize as ordinary income in the year of exercise an amount equal to the fair market value of the additional shares received on the date of exercise less any cash paid upon exercise. The tax basis of additional shares received will be equal to their fair market value on the date of exercise.

The ACSOP may be amended, suspended or discontinued by the Compensation Committee or the Board at any time, provided, however that no such amendment, suspension or discontinuance may (i) adversely affect or impair any option previously granted without the consent of the optionee or (ii) except as otherwise provided in the ACSOP, increase the total number of shares which may be granted or decrease the minimum price at which options may be granted without the approval of the stockholders.

The Board recommends that the stockholders vote FOR the approval of the Employee Stock Option Plan of 2006, As Amended.

Approval of the Management Incentive Plan, As Amended

The Management Incentive Plan, or MIP, is being submitted to stockholders for their approval to assure that awards paid under the MIP can be fully deducted for federal income tax purposes by Alberto-Culver. Compensation paid to Covered Employees that is not performance based is not tax deductible by Alberto-Culver in any calendar year to the extent it exceeds $1,000,000. See “Compensation Discussion and Analysis–Tax and Accounting Considerations” above for a discussion of Section 162(m) of the Code. If the MIP is not approved, no additional bonus award opportunities will be granted under the MIP.

The MIP is administered by the Compensation Committee. Key salaried employees of Alberto-Culver and its subsidiaries are eligible to participate in the MIP. Approximately 20 key employees currently participate in the MIP. The purpose of the MIP is to attract and retain employees possessing outstanding management skills and competence who will contribute substantially to the success of the Company.

A participant’s bonus award opportunity may be allocated among one or more of the following criteria with respect to Alberto-Culver and/or a profit center: (i) sales; (ii) operating earnings; (iii) pre-tax earnings; (iv) operating margin; (v) pre-tax margin; (vi) net earnings; (vii) return on stockholders’ equity; (viii) except for the Covered Employees, any other measurements the Compensation Committee may determine; and (ix) except for Covered Employees, individual business objectives. In addition, all or a portion of a participant’s bonus award opportunity may be allocated to earnings per share of Alberto-Culver. For purposes of the MIP, “operating earnings” means pre-tax earnings before non-recurring and other unusual items reported separately in Alberto-Culver’s income statement. A “profit center” means a division or subsidiary of Alberto-Culver responsible for preparing and submitting annual sales and pre-tax profit/loss objectives. The Compensation Committee may modify the above financial criteria during the plan year as deemed appropriate; provided that the Compensation Committee may not modify such criteria for Covered Employees so as to increase the award payable to such persons.

Actual awards can range from 0% to 200% of a participant’s base salary depending on the level of performance achieved. The Compensation Committee may increase (other than for the Covered Employees) or decrease an individual award to a participant by up to 35% of such participant’s base salary based upon such factors and circumstances as it deems appropriate. The Compensation Committee may decrease a participant’s award by such amount as it may determine in the event a participant (a) is found to have violated any policy contained in the applicable compliance policy manual, (b) is placed on probation at any time during the plan year, (c) has engaged in purposeful diversion, and/or (d) has engaged in activities intended to enhance current plan year awards to the detriment of future periods. The maximum amount payable to a single participant under the MIP, however, may not exceed the lesser of 200% of base salary or $4.0 million per fiscal year. The Compensation Committee must certify in writing after the end of each plan year the awards achieved. Except in the event of a change in control as defined in the MIP and summarized above under “Potential Payments Upon Termination or Change of Control,” no award may be paid to a participant prior to such certification. Upon the occurrence of a change in control, the payment of awards will be accelerated, and all or a pro rata portion of such awards shall become payable.

Except as set forth in the following sentence, if a participant’s employment terminates during a plan year, or after the end of a plan year but prior to payment of the award, no award will be payable for that plan year. If a participant’s employment terminates during the plan year or after the end of the plan year but prior to the payment of the annual award, by reason of death, disability or retirement, the Compensation Committee has the discretion to award the participant (or his or her beneficiary) a portion of the award that would otherwise be payable. Retirement is reached if at the time of termination the sum of such participant’s age and years of service as an employee equals or exceeds 75 years. In the event a participant dies before receiving an award and/or any previously deferred awards, such awards will be paid to the beneficiary designated in writing by the participant. If no such designation is made, or if no such designated beneficiary is then living, such awards will be paid to the surviving spouse of the participant, or if there is no surviving spouse, to the estate of the participant.

Participants may elect to defer payment of the award into the EDCP under terms of that plan. See “Nonqualified Deferred Compensation” table above for a description of the EDCP. Awards will be paid in cash unless a participant elects to have all or a portion of his or her award, less withholding taxes, paid in Common Stock. An election to receive Common Stock rather than cash does not constitute a deferral of the award.

Except upon the death of a participant, no right or interest of a participant in any annual award under the plan may be (i) assigned or transferred in whole or in part, (ii) subject to any obligation or liability of any person or (iii) subject to seizure or assignment or transfer through execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner by the participant. The Board or the Compensation Committee may at any time terminate or amend the MIP, except that no amendment by the Compensation Committee or Board may increase the amount of an award payable to a Covered Employee for performance achieved during the plan year of such amendment or any previous plan year or allow a member of the Compensation Committee to be a participant in the MIP. Termination of the MIP shall not be effective for the plan year in which the termination occurs.

The Board recommends that the stockholders vote FOR the Approval of the Management Incentive Plan, As Amended.

Approval of the 2006 Shareholder Value Incentive Plan, As Amended

The 2006 Shareholder Value Incentive Plan, or SVIP, is being presented to shareholders for their approval to assure that awards payable under the SVIP can be fully deducted for federal income tax purposes by Alberto-Culver. Compensation paid to Covered Employees that is not performance based is not tax deductible by Alberto-Culver in any calendar year to the extent it exceeds $1,000,000. See “Compensation Discussion and Analysis–Tax and Accounting Considerations” above for a discussion of Section
162(m) of the Code. If the SVIP is not approved, no more performance units will be granted under the SVIP.

The SVIP is intended to provide key salaried employees of Alberto-Culver and its subsidiaries who have substantial responsibility for Alberto-Culver’s management and growth with additional incentives through the grant of awards based upon one or more of the objectives set forth below, thereby (i) more closely linking the interests of such employees with stockholders, (ii) increasing the personal stake of such employees in the continued success and growth of Alberto-Culver, and (iii) encouraging them to remain in the employ of Alberto-Culver. Approximately 40 employees currently participate in the SVIP. Below is a summary of the material terms of the SVIP.

The SVIP is administered by the Compensation Committee. Under the SVIP, eligible employees selected by the Compensation Committee will receive performance units having a target value at the time of grant of $1,000 per unit. At the time performance units are granted, the Compensation Committee will establish one or more objectives for the performance period based on (i) the percentile ranking of the performance of the Common Stock among the performance of the companies comprising the (a) Standard & Poor’s 500 Index, (b) Standard & Poor’s MidCap 400 Index, (c) Standard & Poor’s SmallCap 600 Index, (d) Standard & Poor’s Super Composite 1500 Index, (e) Russell 3000 Index, or (f) Russell 2000 Index (each an “Index”); (ii) operating earnings; (iii) operating earnings margin; (iv) pre-tax earnings; (v) pre-tax earnings margin; (vi) net earnings; (vii) net earnings margin; (viii) net earnings per share; (ix) sales; (x) pre-tax return on invested capital; (xi) gross profit; (xii) return on assets; (xiii) pre-tax return on equity; (xiv) gross profit margin; (xv) post-tax return on invested capital; (xvi) post-tax return on equity; and (xvii) working capital. The Common Stock is included in the Standard & Poor’s MidCap 400 Index.

When an objective is an Index, performance of Alberto-Culver and the applicable Index companies will be measured by Total Shareholder Return (“TSR”). TSR is defined as the percentage by which the ending per share price of common stock (determined by using the average closing price for the ten trading days prior to and including the last day of the applicable performance period), as adjusted for any stock split, reclassification or other recapitalization, plus reinvested dividends, exceeds the beginning per share price of the common stock (determined by the average closing price for the ten trading days prior to and including the first day of the applicable performance period). A performance period can be any consecutive number of fiscal years up to three, unless accelerated pursuant to a change in control as described below.

Prior to or within 90 days following the beginning of a performance period, the Compensation Committee will establish a matrix to determine the amount of the awards payable upon the attainment of the objectives. As the performance increases, the commensurate amount of the award will increase to a maximum of $2,000 (200% of the target award) per unit. If the objective is based on an Index, no award will be payable if Alberto-Culver’s TSR compared to the TSR of the companies comprising the applicable Index would rank it at less than the 40th percentile, and the Compensation Committee may reduce or eliminate an award if Alberto-Culver’s TSR for a performance period is negative.

At the end of each performance period, the Compensation Committee will certify Alberto-Culver’s achievement of the objectives for the performance period. The maximum award payable to a single SVIP participant in cash or in Common Stock for any performance period may not exceed the lesser of 200% of the target award or $4.0 million. Awards will be distributed on or before the 15th day of the third month following the end of the applicable performance period.

Participants may elect to receive all or a portion of their award in Common Stock. Participants owning shares of Common Stock having a dollar value below a level determined by the Compensation Committee will be required to take 100% of their awards, less applicable withholding taxes, in Common Stock. No more than 300,000 shares of Common Stock, as adjusted for stock dividends, stock splits, reverse stock splits and recapitalization, may be issued under the SVIP without the approval of stockholders.

If a participant’s employment is terminated prior to the end of a performance period for any reason other than death, retirement, disability, or a change in control as defined in the SVIP and summarized above under “Potential Payments Upon Termination or Change of Control,” any performance units held by the participant shall be immediately cancelled. If a participant’s employment terminates due to death, disability or retirement, the participant, or in the case of death, his or her estate, named beneficiary or surviving spouse, as the case may be, will receive a prorated cash award based on the number of full calendar months the participant was employed during the performance period. Retirement is reached if at the time of termination the sum of such participant’s age and years of service as an employee equals or exceeds 75 years.

In the event of a change in control of Alberto-Culver, all or a pro-rata portion of the outstanding performance units will be paid within 30 days following such change in control in an amount calculated by multiplying the target value ($1,000) of each outstanding unit by a fraction where the numerator is the number of months of the performance period that have elapsed at the time of the change in control and the denominator is the total length of the performance period in months. If at least six full calendar months of any fiscal year have elapsed, the entire fiscal year shall be deemed to have elapsed.

In the event of a change in control of the Company, awards may be reduced (but not below zero) so that the present value, as determined in accordance with Section 280G(d)(4) of the Code, of such payments plus any other payments relating to a participant under Section 280G(b)(2)(A)(ii) of the Code shall not, in the aggregate, exceed 2.99 times such participant’s “base amount” as defined in Section 280G(b)(3) of the Code. No such reduction, however, shall be applied to any payments which do not constitute “excess parachute payments” within the meaning of the Code.

A participant’s rights in, and performance units granted under, the SVIP may not be assigned or transferred except by will or the laws of descent and distribution. A participant’s benefits under the SVIP are reflected on our books as general, unsecured and unfunded obligations of Alberto-Culver, and the SVIP does not give any person any right or security interest in any asset of Alberto-Culver, nor does it imply a trust or segregation of assets by Alberto-Culver. The Compensation Committee or the Board may terminate or amend the SVIP at any time, provided no such amendment may adversely affect or impair previously granted performance units and the termination of the SVIP shall have no impact on previously granted performance units.

The Board recommends that the stockholders vote FOR the approval of the 2006 Shareholder Value Incentive Plan, as Amended.

Approval of the 2006 Restricted Stock Plan, As Amended

The 2006 Restricted Stock Plan, or RSP, is presented to stockholders for their approval to permit the grant of restricted stock to members of the Board who are not officers or employees of the Company or any of its subsidiaries (“Eligible Directors”). If approved, Eligible Directors will generally receive a grant upon joining the Board, subject to certain conditions, and a yearly grant at each annual meeting of stockholders as described below, but will no longer receive option grants under the Director Plan. If the RSP is not approved by shareholders, the RSP will continue but Eligible Directors will not receive restricted stock. In the event of non-approval, Eligible Directors will continue to receive option grants under the Director Plan. See “Director Compensation” above. In addition, in the event of non-approval, the number of shares authorized for issuance under the RSP will remain at 2,500,000 shares.

Under the RSP, the Company would have the authority to grant up to 1,500,000 shares of restricted stock, a reduction from the presently authorized 2,500,000 shares, to (i) key employees of the Company and its subsidiaries who are active employees and perform services which have a direct impact on the performance of the Company and (ii) Eligible Directors. As of November 30, 2007, 1,127,000 shares of restricted stock remained to be issued under this 1,500,000 share authorization.

The purpose of the RSP is to enable Alberto-Culver to attract, retain, motivate and reward key employees and, if the RSP as amended is approved, Eligible Directors by providing them with a means to acquire an equity interest or to increase such interest in the Company.

The Compensation Committee administers the RSP and designates the key employees to receive restricted stock, the time or times and the size and terms of each individual grant of restricted stock under the RSP. If the amended RSP is approved, awards of restricted stock will automatically be granted to each Eligible Director upon his or her initial election or appointment as a director of the Company (“Initial Grant”) and on the date of every annual meeting of the stockholders (“Subsequent Grant”) commencing with the annual meeting scheduled for January 24, 2008. No director who has received an Initial Grant shall be entitled to receive a Subsequent Grant during the same fiscal year of the Company, no director shall be entitled to receive more than one Subsequent Grant in any fiscal year of the Company and no director shall be entitled to more than one Initial Grant. In addition, no new director who joins the Board on or after June 1st of his or her initial fiscal year of the Company shall be entitled to an Initial Grant. Initial Grants and Subsequent Grants consist of approximately $65,000 of restricted stock valued by dividing $65,000 by the fair market value of a share of Common Stock on the date of grant and rounding to the nearest 100 shares. Fair market value is the average of the high and low transaction prices of a share of Common Stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there are no reported transactions for that date, on the next preceding date for which transactions were reported.

Shares granted under the RSP consist of authorized but unissued shares or treasury shares. If, at any time, shares of Common Stock issued pursuant to the RSP are forfeited to Alberto-Culver in connection with the restrictions imposed on such shares, such reacquired shares will become available for issuance under the RSP at any time prior to its termination. In addition, until November 1, 2016, any shares of Common Stock withheld to pay, in whole or in part, the amount required to be withheld from taxable compensation under applicable tax laws, shall again become available for issuance under the RSP at any time prior to its termination. Currently, approximately 70 key employees participate in the RSP and eight Eligible Directors will participate in the amended RSP if the plan is approved by shareholders.

The Compensation Committee shall take such action with regard to adjusting the number of shares that may be granted under the RSP as it considers to be equitable in its sole and absolute discretion in the event there is any change in the outstanding Common Stock, or any event that could cause a change in the outstanding Common Stock, including, without limitation, by reason of a stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, merger, consolidation, combination, issuance of securities convertible into or exchangeable for Common Stock, exchange or conversion of shares, or any other similar type of event. The Compensation Committee’s determination of any such adjustment shall be final, conclusive and binding.

Restricted stock granted under the RSP will vest on a cumulative basis in equal annual increments of one-fourth of the shares granted commencing on the day preceding the second anniversary of the date of grant and ending on the day preceding five years after the date of grant. Except for shares granted to Eligible Directors, the Compensation Committee may (i) accelerate the vesting of any shares of restricted stock granted under the RSP as the Compensation Committee deems necessary or desirable to effectuate the purpose of the RSP or (ii) specifically provide at the date of grant for another vesting schedule which is different than the vesting schedule set forth in the first sentence of this paragraph. Except for shares granted to Eligible Directors, the Compensation Committee may grant restricted stock that is immediately vested upon the date of issuance and not subject to any further restrictions. Under the current share authorization of 1,500,000 shares, Alberto-Culver expects that no more than 25,000 shares that immediately vest upon issuance will be granted in any fiscal year.

In the event a participant’s employment or service terminates for any reason other than death, retirement, disability, or a change in control as defined in the RSP and summarized above under “Potential Payments on Termination or Change of Control,” any shares of restricted stock which have not vested or are still subject to other forfeiture conditions will be automatically forfeited to the Company. In the event a participant’s employment terminates due to death, retirement, disability or as a result of a change in control, all unvested shares will immediately vest. For employees, retirement is reached if at the time of termination the sum of such employee’s age and years of service as an employee equals or exceeds 75 years. For Eligible Directors, retirement is reached if at the time of termination of service such Eligible Director has served on the Board for three years, provided such termination was not by Alberto-Culver for cause.

A participant granted restricted stock under the RSP will have full voting and dividend rights with respect to such shares. Any stock dividends will be subject to the same restrictions on transferability as the shares of restricted stock. In connection with the grant of restricted stock, a participant may be required to grant to Alberto-Culver a security interest in the restricted stock to secure payment of any sums becoming due to the Company.

When a participant is required to pay to Alberto-Culver any amount required to be withheld under applicable tax laws in connection with the vesting of restricted stock or reaching retirement age, the participant may satisfy this obligation, in whole or in part, by making an election to have Alberto-Culver withhold shares of Common Stock having a value equal to the amount required to be withheld.

The RSP may be amended at any time by the Compensation Committee or the Board, provided, however, that no such amendment may increase the maximum number of shares which may be granted under the RSP, except as otherwise provided in the RSP, or permit the grant of Restricted Stock to anyone other than key employees of the Company and its subsidiaries and, if the amended RSP is approved Eligible Directors, without stockholder approval. In addition, no amendment or termination of the RSP may adversely affect any shares previously granted or issued pursuant to the RSP. If the RSP is not approved, the Company will continue to make discretionary grants to employees under the RSP and make automatic grants to Eligible Directors under the Director Plan. Approval by the Board of Directors is required to amend the provisions of the RSP governing the automatic grants to Eligible Directors.

The following table sets forth the dollar value of restricted stock that will be granted to all Eligible Directors on January 24, 2008 if the RSP is approved by shareholders.

Name and Position	Dollar Value	Number of Shares
Non-Executive Director Group (Eight Eligible Directors)	$520,000	(1)

(1)	The number of shares cannot be determined until January 24, 2008, the date of grant. If this determination had been made as of November 30, 2007, a total of 20,800 shares would have been granted.

The Board of Directors recommends that the stockholders vote FOR the approval of the 2006 Restricted Stock Plan, As Amended.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of the our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely on its review of such reports received by it, we believe that for fiscal year 2007, our executive officers, directors and greater than 10% beneficial owners complied with all such filing requirements, except that Mr. Fotiades failed to file a timely form 5 reporting the automatic reinvestment by his broker of three cash dividends into an aggregate of 35 shares of Common Stock.

Independent Registered Public Accounting Firm

The Audit Committee has appointed KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2008. KPMG LLP has served the Company in this capacity since 1955. Representatives of that firm are expected to be present at the annual meeting of stockholders, with an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions presented at the meeting by stockholders.

Other Business

Management knows of no other matters which will be brought before the meeting. However, if other matters are properly brought before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters. For business to be properly brought before the meeting by a stockholder, other than stockholder proposals covered by the following paragraph, notice in proper written form must be given to the Secretary not more than 120 days and not less than 90 days in advance of the anniversary date of the immediately preceding annual meeting and otherwise be in compliance with the Company’s Bylaws.

Stockholder Proposals

Any stockholder proposals intended to be included in our 2008 proxy materials must be received by August 11, 2008 and must otherwise comply with the requirements of Rule 14a-8 of the Securities and Exchange Commission.

Cost and Method of Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. We have engaged Morrow & Co., LLC to assist with the solicitation of proxies for an estimated fee of $9,000 plus expenses. In addition to solicitation by mail, brokerage houses, nominees and other custodians and fiduciaries will be requested to send the proxy materials to their principals and we will reimburse them for their reasonable expenses.

By Order of the Board of Directors

GARY P. SCHMIDT
Secretary

	000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE		000000000.000000 ext 000000000.000000 ext
DESIGNATION (IF ANY)		000000000.000000 ext 000000000.000000 ext
ADD 1		Electronic Voting Instructions
ADD 2
ADD 3		You can vote by Internet or telephone!
ADD 4		Available 24 hours a day, 7 days a week!
ADD 5 ADD 6		Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on January 24, 2008.

Vote by Internet
• Log on to the Internet and go to
www.investorvote.com
• Follow the steps outlined on the secured website.

Vote by telephone

•      Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•      Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

êIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ê

A	Proposals — The Board of Directors recommends a vote FOR all the following Proposals.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 - Thomas A. Dattilo	☐	☐	02 - Jim Edgar	☐	☐	03 - Sam J. Susser	☐	☐

	For	Against	Abstain		For	Against	Abstain

2. Approval of the Employee Stock Option Plan of 2006, As Amended.	☐	☐	☐	3. Approval of the Management Incentive Plan, As Amended.	☐	☐	☐

4. Approval of the 2006 Shareholder Value Incentive Plan, As Amended.	☐	☐	☐	5. Approval of the 2006 Restricted Stock Plan, As Amended.	☐	☐	☐

6. In the discretion of the board of directors, on any other matters that may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. -- Date and Sign Below

Please sign below exactly as your name (or names) appear on this proxy. Persons signing as executors, administrators, trustees, guardians or attorneys should so indicate when signing. Where there is more than one owner, each must sign. Please return this proxy to Proxy Services, c/o Computershare Investor Services, PO Box 43102, Providence, RI 02940-5068.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

	C 1234567890 J N T 1 U P X 0 1 5 7 1 2 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

êIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.ê

Proxy — ALBERTO-CULVER COMPANY

Annual Meeting, January 24, 2008

Proxy Solicited by the Board of Directors

The undersigned hereby appoints Ralph J. Nicoletti, Gary P. Schmidt and Paul W. Hoelscher, each with power of substitution, to vote all shares which the undersigned stockholder would be entitled to vote if personally present, and, if applicable, hereby directs (i) the trustee of each of the Alberto-Culver Company Employees’ Profit Sharing Plan, Alberto-Culver 401(k) Savings Plan and Sally Beauty 401(k) and Profit Sharing Plan and (ii) the Recordkeeper of the Alberto-Culver Company Employee Stock Purchase Plan to vote the shares of stock of Alberto-Culver Company allocated to the account of the undersigned which the undersigned is entitled to vote pursuant to such employee benefit plan at the Annual Meeting of Stockholders of Alberto-Culver Company to be held on January 24, 2008, and at any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR SET FORTH ON THE REVERSE SIDE; “FOR” THE APPROVAL OF THE EMPLOYEE STOCK OPTION PLAN OF 2006, AS AMENDED; “FOR” THE APPROVAL OF THE MANAGEMENT INCENTIVE PLAN, AS AMENDED; “FOR” THE APPROVAL OF THE 2006 SHAREHOLDER VALUE INCENTIVE PLAN, AS AMENDED; AND “FOR” THE APPROVAL OF THE 2006 RESTRICTED STOCK PLAN, AS AMENDED.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)	SEE REVERSE SIDE

December 11, 2007

Dear Benefit Plan Participant:

The Annual Meeting of Stockholders of Alberto-Culver Company (the “Company”) will be held on January 24, 2008. The record date for determining stockholders entitled to vote at the meeting was November 30, 2007.

If you are a participant in the Alberto-Culver Company Employees’ Profit Sharing Plan, Alberto-Culver 401(k) Savings Plan or Sally Beauty 401(k) & Profit Sharing Plan (collectively, the “Retirement Plans”), you are the beneficial owner of the Company’s Common Stock and may instruct Prudential Bank & Trust, FSB, the trustee of each of the Retirement Plans, how to vote the shares allocated to your Retirement Plan account.

If you are a participant in the Alberto-Culver Company Employee Stock Purchase Plan (the “ESPP”), you are the beneficial owner of the Company’s Common Stock and may instruct Computershare Investor Services, the recordkeeper of the ESPP, how to vote your shares.

The number of shares in your benefit plan(s) appears at the top of the enclosed proxy card and are identified by a suffix with the following letters: “PSP” (Alberto-Culver Company Employees’ Profit Sharing Plan), “ACK” (Alberto-Culver 401(k) Savings Plan), “SBK” (Sally Beauty 401(k) & Profit Sharing Plan) or “ESP” (Alberto-Culver Company Employee Stock Purchase Plan). If you are the registered shareholder of Common Stock outside of the plans, these shares will be identified on your proxy card by the suffix “ACV”.

Please read the enclosed Notice of Meeting and Proxy Statement carefully. The Board of Directors recommends a vote FOR all of the proposals set forth in the Proxy Statement. Please mark your choices, sign the enclosed proxy card and return the card in the enclosed postage-paid envelope to the Company’s transfer agent, Computershare Investor Services, Proxy Services, P.O. Box 43102, Providence, RI 02940-5068 so that the card is received before January 18, 2008.

The trustee of the Retirement Plans and the recordkeeper of the ESPP will have the voting instructions of participants in the plans tabulated and will vote the shares of the participants by submitting a final proxy card for inclusion in the tally at the Annual Meeting of Stockholders.

Sincerely,

/s/ Kent E. Madlinger
Kent E. Madlinger
Director, Compensation and Benefits

EXPLANATORY NOTE

The following Appendices are being filed with the Securities and Exchange Commission but were not a part of the Proxy Statement and not being delivered to shareholders.

Appendix A

ALBERTO-CULVER COMPANY

EMPLOYEE STOCK OPTION PLAN OF 2006

(as amended through January 24, 2008)

1.	Purpose of ACSOP

The Alberto-Culver Company Employee Stock Option Plan of 2006 (hereinafter called the “ACSOP”) is intended to encourage ownership of the Common Stock of Alberto-Culver Company (the “Company”) by eligible key employees of the Company and its subsidiaries and to provide incentives for them to make maximum efforts for the success of the business. Options granted under the ACSOP will be non-qualified options (not incentive options as defined in Section 422 of the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder (the “Code”)).

2.	Eligibility

Key employees of the Company and its subsidiaries who perform services which contribute materially to the management, operation and development of the business (“Optionees”) will be eligible to receive options under the ACSOP.

3.	Administration

The Compensation and Leadership Development Committee of the Board of Directors of the Company (the “Committee”) shall have full power and authority, subject to the express provisions of the ACSOP, to determine the purchase price of the stock covered by each option, the Optionees to whom and the time or times at which options shall be granted, the terms and conditions of the options, including the terms of payment thereof, and the number of shares of stock to be covered by each option. The Committee shall have full power to construe, administer and interpret the ACSOP, and full power to adopt such rules and regulations as the Committee may deem desirable to administer the ACSOP. No member of the Committee shall be liable for any action or determination made in good faith with respect to the ACSOP or any option thereunder. Determinations by the Committee under the ACSOP need not be uniform and may be made by it selectively among Optionees, whether or not such persons are similarly situated. The determination of the Committee as to any disputed question arising under the ACSOP, including questions of construction and interpretation, shall be final, conclusive and binding.

The Committee may, in its discretion, delegate to a committee of member(s) of the Committee its authority with respect to such matters under the ACSOP and options granted under the ACSOP as the Committee may specify.

The Committee shall be comprised solely of members each of whom shall be an “outside director” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Section 16 (“Section 16”) of the Securities Exchange Act of 1934 and the rules and regulations thereunder (“Exchange Act”), provided, however, that if any member of the Committee is not (i) an “outside director” within the meaning of Section 162(m) of the Code or (ii) a

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“non- employee director” within the meaning of Section 16, the Committee shall set up a subcommittee comprised solely of outside directors and non-employee directors for purposes of all matters arising under this ACSOP involving “officers” within the meaning of Rule 16a-1(f) under Section 16, and “covered employees” within the meaning of Section 162(m) of the Code for the plan year at issue.

4.	Number of Shares of Stock to be Offered

The Committee may authorize from time to time the issuance pursuant to the ACSOP of shares not to exceed 9,000,000 of the Company’s Common Stock in the aggregate plus the number of shares of the Company’s Common Stock subject to Substitute Options as provided in Section 14, subject to adjustment under paragraph 10 hereof. Such shares of Common Stock which may be issued pursuant to options granted under the ACSOP may be authorized and unissued shares or issued and reacquired shares as the Committee from time to time may determine. If any option granted under the ACSOP shall terminate or be surrendered or expire unexercised in whole or in part, the shares of stock so released from such option may be made the subject of additional options granted under the ACSOP. Notwithstanding anything to the contrary contained herein, shares of Common Stock (i) tendered in payment of the purchase price, (ii) tendered or withheld by the Company in payment of any tax withholding obligation, and (iii) repurchased by the Company with option proceeds, shall not in each case be made the subject of additional option grants under the ACSOP.

5.	Option Price

The purchase price under each option granted pursuant to the ACSOP shall be determined by the Committee but shall not be less than the Fair Market Value (as defined below) of the Company’s Common Stock on the date the option is granted. For purposes of the ACSOP, “Fair Market Value” shall mean the average of the high and low transaction prices of a share of Common Stock of the Company as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

6.	Grant of Options

The Committee may not grant to any individual Optionee in any fiscal year an option or options with respect to more than 600,000 shares of Common Stock.

7.	Term and Exercise of Options

(a) Each option granted shall provide that it is not exercisable after the expiration of ten (10) years from the date the option is granted, or such shorter period as the Committee determines (the “Expiration Date”), and each option shall be subject to the following limitations with respect to its exercise:

(i)	Except as otherwise provided in paragraphs 7(b), 8(a) or 11(a) hereof, no option may be exercised until the day preceding the anniversary date of the grant of the option.

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(ii)	Except as otherwise provided in paragraphs 7(b), 8(a) or 11(a) hereof, on the day preceding the anniversary date of the grant of the option in each of the four calendar years immediately following the year of the grant of the option, the right to purchase twenty-five percent (25%) of the total number of shares of stock specified in the option shall accrue to the Optionee. Subject to paragraph 8 hereof, each such right to purchase may be exercised, in whole or in part, at any time after such right accrues and prior to the Expiration Date of the option.

(b) Notwithstanding the foregoing or paragraph 8 hereof, the Committee may in its discretion (i) specifically provide at the date of grant for another time or times of exerciseability; (ii) at any time prior to the Expiration Date or termination of any option previously granted, accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary or appropriate to effectuate the purpose of the ACSOP; or (iii) at any time prior to the Expiration Date or termination of any option previously granted, extend the term of any option (including such options held by officers or directors) for such additional period as the Committee, in its discretion, shall determine; provided that the term of an option shall not be extended beyond the Expiration Date of that option. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years.

(c) An option may be exercised (subject to the receipt of payment) by giving written notice to the Company specifying the number of shares to be purchased. The full purchase price for such shares may be paid (i) in cash, (ii) by check, (iii) by delivery of previously owned shares of Common Stock, or (iv) by a combination of these methods of payment. However, under no circumstances may any Optionee deliver previously owned shares of Common Stock obtained from the exercise of stock options under any option plan of the Company or the vesting of shares restricted under any restricted stock plan of the Company or the Management Bonus Plan during the six months immediately preceding the exercise date. Payment must be received by the Company before any exercise is consummated. For purposes of the delivery of previously owned shares of Common Stock, the per share value of such shares shall be the Fair Market Value on the date of exercise.

(d) At any time when an Optionee is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with the exercise of an option (calculated by taking the minimum statutory withholding rates for federal, foreign, state and local tax purposes including payroll taxes, applicable to the income generated by the Optionee by such exercise), the Optionee may satisfy this obligation (i) in cash, (ii) by check, (iii) by delivery of previously owned shares of Common Stock, (iv) by making an election to have the Company withhold shares of Common Stock, or (v) by a combination of these methods of payment, in each case having a value equal to the amount required to be withheld. The Optionee must specify the method of satisfying this obligation on or before the date of exercise. The value of the shares to be withheld or delivered shall be based on the Fair Market Value of the Common Stock on the date of exercise.

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8.	Continuity of Employment

(a) Each option shall be subject to the following in addition to the restrictions set forth in paragraphs 6 and 7 hereof:

(i)	Upon the death of an Optionee, all unvested options shall immediately vest and the executors or administrators of his or her estate or legatees or distributees shall have the right during the one (1) year period following his or her death (but not after the Expiration Date of such option) to exercise any unexercised options.

(ii)	Upon an Optionee’s termination of employment due to disability, all unvested options shall immediately vest and the Optionee’s option shall terminate one (1) year after his or her termination of employment (but not after the Expiration Date of such option). For purposes of the ACSOP, “disability” shall have the meaning provided in the Company’s applicable long-term disability plan and such disability continues for more than three months or, in the absence of such a definition, when an Optionee becomes totally disabled as determined by a physician mutually acceptable to the Optionee and the Committee before attaining the age of retirement as defined below and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Optionee.

(iii)	If an Optionee’s termination of employment is due to retirement, all options (or portions thereof) which are (a) vested at the time of retirement may be exercised for a period of two (2) years following retirement (but not after the Expiration Date of such option) and (b) unvested at the time of retirement may be exercised for a period of five (5) years from the date of grant (but not after the Expiration date of such option). Following retirement, options (or portions thereof) which are unvested at the time of retirement will continue to vest under such options’ vesting schedule for a period of five (5) years following retirement. For purposes of the ACSOP, “retirement” shall be reached when an Optionee’s employment terminates and at the time of such termination the sum of such Optionee’s age and years of service as an employee of the Company or any of its subsidiaries equals or exceeds 75 years (“Rule of 75”).

(iv)	If an Optionee’s termination of employment is for any reason other than death, retirement or physical disability, the Optionee’s option shall terminate three (3) months after his or her termination of employment (but not after the Expiration Date of such option).

(b) Nothing contained in the ACSOP or any option granted pursuant to the ACSOP shall confer upon any Optionee any right to be continued in the employment of the Company or any subsidiary or shall prevent the Company or any subsidiary from terminating an Optionee’s employment at any time, with or without cause. The determination by the Committee of whether an authorized leave of absence constitutes a termination of employment shall be final, conclusive and binding.

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9.	Non-Transferability of Options

An option granted under the ACSOP shall not be assignable or transferable by an Optionee otherwise than by will or the laws of descent and distribution, and an option shall be exercisable during the lifetime of the Optionee only by him or her. Subject to the following sentence, an option transferred by will or the laws of descent and distribution may only be exercised by the executors or administrators of his or her estate or any legatee or distributee during the one year period following the Optionee’s death. In the event that at the time of the Optionee’s death the Optionee met the Rule of 75, an option transferred by will or the laws of descent and distribution may only be exercised by the legatee or distributee during the period of time that the Optionee could have exercised such options at the time of his or her death and such options shall continue to vest as if the Optionee had not died.

10.	Adjustment upon Change in Stock

Each option, the number and kind of shares subject to future options and the number of shares subject to options that may be granted to an Optionee in any fiscal year under the ACSOP shall be adjusted, as may be determined to be equitable in the sole and absolute discretion of the Committee, in the event there is any change in the outstanding Common Stock, or any event that could cause a change in the outstanding Common Stock, including, without limitation, by reason of a stock dividend, recapitalization, reclassification, issuance of Common Stock, issuance of rights to purchase Common Stock, extraordinary cash dividend, issuance of securities convertible into or exchangeable for Common Stock, merger, consolidation, stock split, reverse stock split, spin-off, combination, exchange or conversion of shares, or any other similar type of event. The Committee’s determination of any adjustment pursuant to this paragraph10 shall be final, conclusive and binding.

11.	Change in Control

(a) (1) Notwithstanding any provision of the ACSOP, in the event of a Change in Control, all outstanding options shall immediately be exercisable in full and shall be subject to the provisions of paragraph 11(a)(2) or 11(a)(3), to the extent that either such paragraph is applicable. If neither paragraph 11(a)(2) or 11(a)(3) is applicable, in whole or in part, the Committee shall make such reasonable adjustments to the exercise price, number of shares subject to options, type of shares subject to options, and/or any other term so that no outstanding option is adversely affected or impaired by such Change in Control.

(2) Notwithstanding any provision of the ACSOP, in the event of a Change in Control in connection with which the holders of shares of the Company’s Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, all outstanding options shall immediately be exercisable in full and there shall be substituted for each share of the Company’s Common Stock available under the ACSOP, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of the Company’s Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option and/or the number of shares subject to options shall be appropriately adjusted by the Committee, such adjustments to be made without an increase in the aggregate purchase price.

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(3) Notwithstanding any provision in the ACSOP, in the event of a Change in Control in connection with which the holders of the Company’s Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be cancelled by the Company, and the holder shall receive, within ten (10) days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to the number of shares of the Company’s Common Stock then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to holders of common stock of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of the Company’s Common Stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of the Company’s Common Stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder providing for an exemption from Section 16(b) of the Exchange Act.

(b) “Change in Control” means:

(1) The occurrence of any one or more of the following events:

(A) The acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in paragraph 11(c)); provided, however, that a Change in Control shall not result from an acquisition of Company Voting Securities:

(i) directly from the Company, except as otherwise provided in paragraph 11(b)(2)(A);

(ii) by the Company, except as otherwise provided in paragraph 11(b)(2)(B);

(iii) by an Exempt Person;

(iv) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

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(v) by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i) and (ii) of paragraph 11(b)(1)(C) shall be satisfied.

(B) The cessation for any reason of the members of the Incumbent Board (as such term is defined in paragraph 11(d)) to constitute at least a majority of the Board of Directors of the Company (hereinafter called the “Board”).

(C) Consummation of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

(i) more than 60% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

(ii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation.

(D) Consummation of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

(i) more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition;

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and

(ii) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

(E) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

(2) Notwithstanding the provisions of paragraph 11(b)(1):

(A) no acquisition of Company Voting Securities shall be subject to the exception from the definition of Change in Control contained in clause (i) of paragraph 11(b)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

(B) for purposes of clause (ii) of paragraph 11(b)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

(c) “Exempt Person” (and collectively, the “Exempt Persons”) means:

(1) Leonard H. Lavin or Bernice E. Lavin;

(2) any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

(3) the estate of any of the persons described in paragraph 11(c)(1) or (2);

(4) any trust or similar arrangement for the benefit of any person described in paragraph 11(c)(1) or (2); or

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(5) the Lavin Family Foundation or any other charitable organization established by any person described in paragraph 11(c)(1) or (2).

(d) “Incumbent Board” means those individuals who, as of January 1, 2007, constitute the Board, provided that:

(1) any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

(2) no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board or the Exempt Persons for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

12.	Amendment and Discontinuance

The Committee or the Board, without further approval of the stockholders, may, at any time and from time to time, suspend or discontinue the ACSOP in whole or in part or amend the ACSOP in such respects as the Committee or the Board may deem proper and in the best interests of the Company or as may be advisable, provided, however, that no suspension or amendment shall be made which would:

(i)	Adversely affect or impair any option previously granted under the ACSOP without the consent of the Optionee, or

(ii)	Except as specified in paragraph 10, increase the total number of shares for which options may be granted under the ACSOP or decrease the minimum price at which options may be granted under the ACSOP.

13.	Stockholder Adoption

The ACSOP was approved by the stockholders of the Company on November 13, 2006 and became effective on November 16, 2006, the date that the Delaware corporation having the name or previously having the name New Sally Holdings, Inc. (“New Sally”) distributed the then outstanding Common Stock of the Company to holders of common stock, $.01 par value per share, of New Sally (the “Distributions”).

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14.	Substitute Awards

Upon the Distributions, the Committee shall be authorized to grant substitute options under the ACSOP (“Substitute Options”) to purchase Common Stock of the Company, in accordance with the terms of the Employee Matters Agreement, dated as of June 19, 2006, among New Sally, Sally Holdings, Inc., Alberto-Culver Company, as then constituted, and the Company (the “Employee Matters Agreement”), to holders of options to purchase common stock of New Sally (“New Sally Options”). The aggregate number of shares of Common Stock subject to Substitute Options shall not exceed the number determined by multiplying (i) the number of shares of New Sally common stock subject to the New Sally Options that are converted into New Alberto Options pursuant to the Employee Matters Agreement by (ii) the ratio of the Alberto-Culver Pre-Distribution Stock Price over the New Alberto-Culver Post Distribution Stock Price, as such terms are defined in the Employee Matters Agreement. The Committee shall determine the exercise price and number of shares of Common Stock subject to each Substitute Option in a manner that preserves the intrinsic value of the New Sally Option to which such Substitute Option relates. Except for the terms and conditions set forth in paragraph 7(b) of the ACSOP, the terms and conditions of each Substitute Option, including, without limitation, the Expiration Date of the option, the duration of the exercise period and the method of exercise shall be the same as those of the New Sally Option to which the Substitute Option relates.

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Appendix B

ALBERTO-CULVER COMPANY

MANAGEMENT INCENTIVE PLAN

(as amended through January 24, 2008)

1.	Establishment. Alberto-Culver Company and its subsidiaries hereby establish the Management Incentive Plan (“MIP”) for key salaried employees of the Company. The MIP provides for annual awards to be made to Participants based upon financial performance and achievement of Individual Bonus Objectives. This MIP is established as an unfunded, non-qualified incentive compensation plan intended for the benefit of employees who are among a select group of management and/or highly compensated participants. Nothing contained in this MIP and no action taken pursuant to the provisions of this MIP shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Participant, his designated beneficiary or any other person. Any funds which may be invested under the provisions of this MIP shall continue for all purposes to be a part of the general assets of the Company and no person other than the Company shall by virtue of the provisions of this MIP have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this MIP, such right shall be no greater than the right of any unsecured general creditor of the Company. Solely for purposes of Section 162(m) of the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder (the “Code”), this MIP shall be deemed a continuation of and a successor to the Alberto-Culver Company Management Incentive Plan, as in effect prior to November 16, 2006.

2.	Purpose. The purpose of the MIP is to attract and retain in the employ of the Company persons possessing outstanding management skills and competence who will contribute substantially to the success of the Company. The MIP is intended to provide incentives to such persons to exert their maximum efforts on behalf of the Company by rewarding them with additional compensation when the Company or Profit Center and/or the Participant have achieved the financial performance and Individual Business Objectives, respectively, provided for in the MIP.

3.	Effective Date and Performance Periods. The effective date of the MIP is November 16, 2006. The Plan Year shall be the 12 consecutive-month period ending September 30 of each year. The MIP will continue in effect until and unless terminated by the Compensation Committee or the Board of Directors.

4.	Definitions. The definition of key terms are as follows:

a.	“Base Salary” means the base salary, as set by the Company, paid to the Participant during the Plan Year, exclusive of any amounts payable under bonus and incentive plans, severance plans, option plans, and any other benefit or welfare plan of the Company now or hereafter existing.

b.	“Bonus Award Opportunity” means a maximum of 200% of Base Salary.

c.	“Change in Control” shall have the meaning set forth in Section 14.d.1.

d.	“Committee” means the Compensation and Leadership Development Committee of the Board of Directors of the Company or, if any member of the Committee is not (i) an “outside director” within the meaning of Section 162(m) of the Code or (ii) a “non-employee director” within the meaning of Section 16 (“Section 16”) of the Securities Exchange Act of 1934 and the rules and regulations thereunder (“Exchange Act”), the Committee shall set up a subcommittee comprised solely of outside directors and non-employee directors for purposes of all matters arising under this MIP involving “officers” within the meaning of Rule 16a-1(f) under Section 16 (“Executive Officer”) and Covered Employees as defined herein.

e.	“Company” means Alberto-Culver Company or a Subsidiary.

f.	“Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code during the Plan Year at issue.

g.	“Employee” means any person, including an officer or director, who is employed on a permanent basis by, and receives a regular salary from, the Company.

h.	“Exempt Person” and “Exempt Persons” shall have the meaning set forth in Section 14.d.2.

i.	“Incumbent Board” shall have the meaning set forth in Section 14.d.3.

j.	“Individual Business Objectives” means the objectives as set forth in a letter of recommendation prepared by the Participant and agreed upon by (i) the Chairman, (ii) the Chief Executive Officer of the Company, or (iii) the Committee.

k.	“Participant” means any Employee of the Company who has been selected to participate in the MIP.

l.	“Plan Year” shall be the Company’s fiscal year for financial reporting purposes (i.e., the 12 consecutive-month period ended September 30).

m.	“Profit Center” means a division or Subsidiary of the Company which is responsible for preparing and submitting annual sales and pre-tax profit (loss) objectives.

n.	“Subsidiary” means any corporation or other entity in which the Company owns (directly or indirectly) 50% or more of the outstanding stock or equity entitled to vote for directors or other similar governing body.

5.

Eligibility. Participation in the MIP is limited to key salaried Employees of the Company and its Subsidiaries. Each Plan Year, the Committee shall designate those eligible Employees who will participate in the MIP during that Plan Year. In the event an employee who would be eligible to participate in the MIP is hired after the beginning of the Plan Year, the Committee may, but need not, designate such employee as a Participant for such Plan Year. In the event a new employee is designated as a Participant, the Committee shall notify

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the new Participant of his or her financial performance award opportunities and his or her Individual Business Objectives on which any cash award will be based. The Committee shall make such adjustments to the new Participant’s actual cash award as the Committee deems necessary or appropriate to take into account the fact that such Participant was not employed for the entire Plan Year.

6.	Award Opportunities. Actual awards can range from 0% to 100% of the Bonus Award Opportunity (a maximum of 200% of Base Salary or $4.0 million, whichever is less) based on actual performance compared to the performance objectives established for the Plan Year. The total Bonus Award Opportunity will relate to the financial performance of the Company, one or more Profit Centers, or Individual Business Objectives or any combination thereof. Notwithstanding anything to the contrary hereinabove set forth in this Section 6 or in Section 8 or 9 of the MIP, but subject in all respects to Sections 7 and 14 of the MIP, any Bonus Award Opportunity and the amount of any annual award, other than a Change in Control Award (as such term is defined in Section 14.b of the MIP), payable to any Participant may be (i) decreased by up to 35% of such Participant’s Base Salary as the Committee, in its sole discretion, shall determine based on such factors and circumstances as the Committee shall deem appropriate, (ii) decreased by such amount as the Committee, in its sole discretion, shall determine in the event a Participant (a) is found to have violated any policy contained in the applicable Compliance Policy Manual, (b) is placed on probation at any time during the Plan Year, (c) has engaged in purposeful diversion, and/or (d) has engaged in activities intended to enhance current Plan Year awards to the detriment of future periods (e.g. inadequate marketing expenditures that artificially increase short-term profits, unnecessary year-end loading shipments or promotions that build sales for the short-term, etc.), or (iii) other than for Covered Employees, increased by up to 35% of such Participant’s Base Salary as the Committee, in its sole discretion, shall determine based on such factors and circumstances as the Committee shall deem appropriate.

7.	Maximum Award Payable. The maximum award payable under the MIP to a single Participant may not exceed the lesser of $4.0 million or 200% of such Participant’s Base Salary per fiscal year of the Company.

8.

Financial Performance Award Opportunities. Each Participant will be assigned financial performance award opportunities for the Company and/or the Profit Center for the Plan Year no later than the 90th day of the applicable Plan Year. Each Participant who is hired after December 1st of a Plan Year will be assigned financial performance award opportunities for the Company and/or the Profit Center for that Plan Year no later than the 30th day following his first day of employment. Financial performance award opportunities will be based, in whole or in part, upon one or more of the following: targeted levels of sales, operating earnings, operating margin, pre-tax earnings, pre-tax margin, net earnings, earnings per share, return on stockholders’ equity and, except for Covered Employees, any other measurements the Committee shall deem appropriate. For purposes of the MIP, “operating earnings” will mean pre-tax earnings before non-recurring and other unusual items reported separately in the Company’s income statement.

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Each Participant will be notified in writing (“Participant Letter”) of his or her Bonus Award Opportunity, the Participant’s financial performance opportunities set for the Company and/or his or her Profit Center, if applicable, and the portion of his or her Bonus Award Opportunity allocated to the Participant’s Individual Business Objectives, if any. The Participant Letter will specify the percentage of the Bonus Award Opportunity that will be earned based upon the extent to which such objectives are achieved, subject to adjustment pursuant to Section 6.

At the end of each Plan Year, the Committee shall certify the awards that have been attained by each Participant. Except as otherwise provided in Section 14 hereof, no award may be payable to a Participant prior to such certification.

The Committee shall have the sole authority to set all financial performance opportunities and to modify such financial performance opportunities during the Plan Year as deemed appropriate; provided, however, that the Committee may not modify the performance objectives during a Plan Year to increase the award payable to a Covered Employee.

9.	Individual Business Objectives. The Committee, at its sole discretion, may allocate a portion of a Participant’s Bonus Award Opportunity for the Plan Year to the Participant’s Individual Business Objectives. Subject to Section 7, awards for the achievement of these objectives can range from 0% to 150% of the Bonus Award Opportunity assigned thereto. The Committee shall determine the actual level of performance achieved by Participants for their Individual Business Objectives. For any Participant determined to be a Covered Employee, no such bonus will be paid for Individual Business Objectives for that fiscal year.

10.	Administration—Powers and Duties of the Committee.

a. Administration. The Committee shall be responsible for the administration of the MIP. The Committee, by majority action, is authorized to interpret the MIP, to prescribe, amend, and rescind rules and regulations relating to the MIP, to provide for conditions and assurances deemed necessary or advisable to protect the interest of the Company and to make all other determinations necessary or advisable for the administration of the MIP. Determinations by the Committee under the MIP need not be uniform and may be made by it selectively among Participants, whether or not such persons are similarly situated. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the MIP shall be final and binding and conclusive for all purposes and upon all persons whomsoever. No member of the Committee shall be liable for any action or determination made in good faith with respect to the MIP or any annual award made hereunder.

b. Amendment, Modification, and Termination of MIP. The Board of Directors or the Committee may at any time terminate, and from time to time may amend or modify the MIP, except that no amendment by the Committee or the Board of Directors shall increase the amount of an annual award payable to a Covered Employee for performance achieved during the Plan Year of such amendment or any previous Plan Year or allow a member of the Committee to be a Participant. Termination of the MIP shall not be effective with respect to the Plan Year in which it occurs.

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11.	Payment of Annual Award.

a. Payment of Award. The Company shall pay the annual award to the Participant after the award has been determined and certified by the Committee, but no later than December 15th of each year.

b. Changes in Employment Status. Except as set forth in the following sentence, if a Participant’s employment terminates during a Plan Year or after the end of the Plan Year, but prior to the payment of the annual award, no award will be payable for that Plan Year. If the Participant’s employment terminates during the Plan Year or after the end of the Plan Year but prior to the payment of the annual award due to death, disability or retirement, the Committee shall have the sole authority and discretion to award a Participant (or his or her beneficiary) a portion of the annual award that would otherwise be payable with respect to that Plan Year. For purposes of the MIP, (i) “retirement” shall be reached when a Participant’s employment terminates and at the time of such termination the sum of such Participant’s age and years of service as an employee of the Company or any of its subsidiaries equals or exceeds 75 years and (ii) “disability” shall have the meaning provided in the Company’s applicable long-term disability plan and such disability continues for more than three months or, in the absence of such a definition, when a Participant becomes totally disabled as determined by a physician mutually acceptable to the Participant and the Committee before attaining his or her 65th birthday and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Participant.

c. Deferral of Award. A Participant who is otherwise eligible to participate in the Executive Deferred Compensation Plan (the “Deferred Compensation Plan”) may, in writing filed with the Committee prior to the first day of a Plan Year, elect to defer payment of all or a portion of his or her annual cash award into the Deferred Compensation Plan and pursuant to the provisions thereof (except as provided in Section 14.c). The determination of whether a Participant is otherwise eligible to participate in the Deferred Compensation Plan shall be made at the beginning of the Plan Year, and determined in accordance with the terms of the Deferred Compensation Plan. If an employee makes a deferral election for a Plan Year and is not selected to be a Participant for that Plan Year, such deferral election will not apply. All bonus deferral elections are irrevocable after the last day for making the election as provided herein. Being asked to make a deferral election with respect to a Plan Year shall be no guarantee or promise that the employee will be a Participant for that Plan Year or any future Plan Years. Participants who begin their employment after the beginning of a Plan Year will not be permitted to defer their bonus for that Plan Year.

d. Interest Payable on Deferred Payments. The rate of interest on awards shall be governed by the Executive Deferred Compensation Plan.

e. Investment in Alberto-Culver Company Stock. As an additional alternative to lump sum cash payment, a Participant may elect, within 30 days following the receipt of his or her Participant Letter (but in no event later than December 15, of the applicable Plan Year), to receive all or a portion of his or her annual award, less withholding taxes, in

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Alberto-Culver Company Common Stock (“Common Stock”), but this shall not constitute a deferred payment for purposes of this MIP. Awards payable, in whole or in part, in Common Stock shall be the number of shares of Common Stock that a Participant could have purchased based upon the closing price of such shares on the last trading day of the applicable fiscal year.

12.	Beneficiary. If a Participant dies before receiving the annual award and/or any previously deferred awards to which he or she is entitled to under the MIP, such awards shall be paid to such person whom the Participant has designated by an instrument in writing executed by the Participant and delivered to the Secretary of the Company during the Participant’s lifetime. Such designation may be revoked or modified by the Participant from time to time by an instrument in writing executed by the Participant and delivered to the Secretary of the Company during the Participant’s lifetime. If no such designation is delivered to the Secretary of the Company, or if no such designated beneficiary is then living, the annual award shall be paid to the surviving spouse of the Participant, or in the event there is no such surviving spouse, to the estate of the Participant.

13.	Withholding Payroll Taxes. To the extent required by the laws in effect at the time payments are made or earned, the Company shall withhold from the annual cash, stock or deferred award made hereunder an amount necessary to satisfy any taxes required to be withheld for federal, foreign, state, or local governmental purposes and any additional amounts for taxes as requested by a Participant.

14.	Change in Control.

a. Application. Notwithstanding any other provision of the Plan, the provisions of this Section 14 shall apply on and after the date that a Change in Control (as defined in Section 14.d.1.) occurs. Any award payable to a Participant pursuant to this Section 14 for a Plan Year shall be in lieu of any award otherwise payable under the Plan.

b. Determination of Awards. Upon the occurrence of a Change in Control, each Participant shall be eligible to receive an award (a “Change in Control Award”) equal to an amount calculated by multiplying (i) the bonus award percentage obtained by taking (a) the financial performance of the Company or Profit Center, as the case may be, from the start of the applicable fiscal year to the date of the Change in Control (or, in the case of the date of the Change in Control not being as of a month end, to the end of the month immediately preceding the date of the Change in Control) and comparing it to the performance during the same period in the preceding fiscal year and assuming such financial performance (increases or decreases in sales and pre-tax earnings or other relevant measurements) has been achieved for the full fiscal year plus (b) the achievement of 100% of the Participant’s Individual Business Objectives, if any, for such Plan Year (whether or not the Plan Year has been completed at the time of the Change in Control) by (ii) the Base Salary of the Participant up to and including the date of the Change in Control. The amount of any such Change in Control Award shall not be subject to revision or adjustment.

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c. Payment of Awards.

1. Payment. Notwithstanding anything in this Plan to the contrary, each Participant (or Beneficiary thereof) shall be paid the Change in Control Award, determined pursuant to Section 14.b., no later than 30 days after the date of the occurrence of the Change in Control (the “Payment Date”), in the form of a single lump sum cash payment, provided that if the Participant has made an election pursuant to Section 11.c to defer payment of his cash award for the year in which the Change of Control occurs pursuant to the Deferred Compensation Plan, the Change of Control Award shall be paid a single lump sum payment on the Payment Date only if a change in control as defined by Section 409A of the Code and Regulations thereunder has occurred, and otherwise shall be paid in accordance with the Participant’s deferral election under the Deferred Compensation Plan. Change in Control Awards shall not be subject to forfeiture for any reason.

2. Interest on Late Payment. If any amount to be paid to a Participant (or Beneficiary thereof) pursuant to Section 14.c.1 is not paid in full, or properly credited in accordance with the second sentence of Section 14.c.1, in each case by the Payment Date, then the Company shall also pay to that Participant (or Beneficiary) interest on the unpaid amount for the period beginning on the Payment Date and ending on the date that the amount is paid in full or properly credited, as the case may be. The amount of interest to be paid to a Participant (or Beneficiary thereof) pursuant to this Section 14.c.2. shall be computed using an annual rate equal to two percent above the prime rate from time to time in effect, as published under “Money Rates” in The Wall Street Journal, but in no event higher than the maximum legal rate permissible under applicable law. Payments received by a Participant (or Beneficiary thereof) under the Plan shall be credited first against accrued interest until all accrued interest is paid in full before any such payment is credited against the amount payable pursuant to Section 14.c.1.

d. Definitions.

1. The term “Change in Control” means:

A. The occurrence of any one or more of the following events:

(i) The acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in Section 14.d.2.); provided, however, that a Change in Control shall not result from an acquisition of Company Voting Securities:

(a) directly from the Company, except as otherwise provided in Section 14.d.1.B(i);

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(b) by the Company, except as otherwise provided in Section 14.d.1.B(ii);

(c) by an Exempt Person;

(d) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(e) by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (a) and (b) of Section 14.d.1.A(iii) shall be satisfied.

(ii) The cessation for any reason of the members of the Incumbent Board (as such term is defined below) to constitute at least a majority of the Board of Directors.

(iii) Consummation of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

(a) more than 60% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

(b) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such reorganization, merger or consolidation.

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(iv) Consummation of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

(a) more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

(b) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such sale or other disposition.

(v) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

B. Notwithstanding the provisions of Section 14.d.1.A(i):

(i) no acquisition of Company Voting Securities shall be subject to the exception from the definition of Change in Control contained in clause (a) of Section 14.d.1.A(i) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

(ii) for purposes of clause (b) of Section 14.d.1.A(i), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

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2. The term “Exempt Person” (and collectively, the “Exempt Persons”) means:

A. Leonard H. Lavin or Bernice E. Lavin;

B. any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

C. the estate of any of the persons described in Section 14.d.2.A. or B.;

D. any trust or similar arrangement for the benefit of any person described in Section 14.d.2.A. or B.; or

E. the Lavin Family Foundation or any other charitable organization established by any person described in Section 14.d.2.A. or B.

3. The term “Incumbent Board” means those individuals who, as of January 1, 2007, constitute the Board of Directors, provided that:

A. any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

B. no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board or the Exempt Persons for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

15.	No Employment Rights. Nothing in this MIP shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time for any reason, or confer upon any Participant any right to continue in the employ of the Company or its Subsidiaries.

16.	Non-Assignability. Except as provided herein upon the death of a Participant, no right or interest of a Participant in any annual award shall be (a) assignable or transferable in whole or in part, either directly or by operation of law or otherwise; (b) subject to any obligation or liability of any person; or (c) subject to seizure or assignment or transfer through execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner.

17.	Stockholder Adoption. The MIP was approved by the stockholders of the Company on November 13, 2006 and became effective on November 16, 2006.

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Appendix C

ALBERTO-CULVER COMPANY

2006 SHAREHOLDER VALUE INCENTIVE PLAN

(as amended through January 24, 2008)

I.	GENERAL

1.1	Purpose of the SVIP

The 2006 Shareholder Value Incentive Plan (“SVIP”) of the Alberto-Culver Company (“Company”) is intended to advance the best interests of the Company by providing key salaried employees who have substantial responsibility for the Company’s management and growth with additional incentives through the grant of awards based upon one or more of the objectives set forth in Section 2.1(b), thereby: (1) more closely linking the interests of key salaried employees with shareholders, (2) increasing the personal stake of such key salaried employees in the continued success and growth of the Company, and (3) encouraging them to remain in the employ of the Company.

1.2	Definitions

The following definitions apply with respect to the SVIP:

(a)	“Change in Control” shall have the meaning assigned to such term in Section 3.8(b).

(b)	“Committee” shall mean the Compensation and Leadership Development Committee of the Board of Directors of the Company or, if any member of the Compensation and Leadership Development Committee is not (i) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 and the rules and regulations thereunder (the “Code”) or (ii) a “non-employee director” within the meaning of Section 16 (“Section 16”) of the Securities Exchange Act of 1934 and the rules and regulations thereunder (“Exchange Act”), the Committee shall set up a subcommittee comprised solely of outside directors and non-employee directors for purposes of all matters arising under this SVIP involving “officers” within the meaning of Rule 16a-1(f) under Section 16 (“Executive Officers”) and Covered Employees as defined herein.

(c)	Intentionally Omitted

(d)	“Common Stock” shall mean the Common Stock of the Company, $.01 par value.

(e)	“Covered Employee” shall mean a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code during the plan year at issue.

(f)	“Disability” shall have the meaning provided in the Company’s applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled as determined by a physician mutually acceptable to the Participant and the Committee before attaining his or her 65th birthday and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Participant.

(g)	“Exempt Person” and “Exempt Persons” shall have the meaning assigned to such terms in Section 3.8(c).

(h)	“Incumbent Board” shall have the meaning assigned to such term in Section 3.8(d).

(i)	“Ownership Threshold” shall mean the dollar value of the ownership guideline of the Common Stock for each Participant as set by the Committee from time to time. In determining such ownership for each Participant, the Committee may conclusively rely on the books and records of the Company.

(j)	“Participant” shall have the meaning assigned to it in Section 1.4.

(k)	“Performance Period” shall mean any one, two or three consecutive fiscal years as set forth in the Participant’s Performance Unit Agreement, unless accelerated pursuant to Section 3.8.

(l)	“Performance Unit” shall have the meaning assigned to it in Section 2.1(a).

(m)	“Performance Unit Agreement” shall have the meaning assigned to it in Section 2.1(b).

(n)	“Retirement” shall be reached when a Participant’s employment terminates and at the time of such termination the sum of such Participant’s age and years of service as an employee of the Company or any of its subsidiaries equals or exceeds 75 years.

(o)	“Total Shareholder Return” or “TSR” means the percentage by which the ending per share price of common stock (determined as the average closing price for the ten trading days prior to and including the last date of the applicable Performance Period), as adjusted for any stock split, reclassification, or other recapitalization, plus reinvested dividends, exceeds the beginning per share price of the common stock (determined as the average closing price for the ten trading days prior to and including the first date of the applicable Performance Period). For purposes of the Company, TSR shall be computed using the Common Stock.

1.3	Administration of the SVIP

The SVIP shall be administered by the Committee. The Committee shall have full and final authority in its discretion to interpret conclusively the provisions of the SVIP, to adopt such rules and regulations for carrying out the SVIP and to make all other determinations necessary or advisable for the administration of the SVIP. No member of the Committee shall be liable for any action or determination made in good faith with respect to the SVIP or any Performance Unit thereunder.

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The Committee shall meet at least once each fiscal year, and at such additional times as it may determine to designate the eligible employees, if any, to be granted Performance Units under the SVIP, the amount of such Performance Units and the time when Performance Units will be granted. All Performance Units granted under the SVIP shall be on the terms and subject to the conditions hereinafter provided.

1.4	Eligible Participants

Key salaried employees of the Company and its subsidiaries as determined by the Committee shall be eligible to participate in the SVIP (any employee receiving a Performance Unit under the SVIP hereinafter referred to as a “Participant”).

1.5	Limitation on Grants

The maximum amount payable under the SVIP to a single Participant may not exceed $4.0 million per Performance Period.

II.	PERFORMANCE UNITS

2.1	Terms and Conditions of Grants

(a)	Performance Units may be granted to Participants prior to or within the first ninety (90) days following the beginning of a Performance Period. Each Performance Unit shall have a target value at the time of the grant of $1,000. Except as provided in the following sentence, each Participant shall be eligible, in his or her sole discretion, to receive such Participant’s award in cash or shares of Common Stock or a combination thereof as set forth in Section 2.2, payable in each case following the end of a Performance Period, if the objectives established by the Committee, as set forth below, have been attained (unless the Committee, pursuant to Section 2.1(c), determines that no award will be payable because the Company’s TSR is negative for that Performance Period). Participants owning less than their Ownership Threshold shall be required to receive 100% of their award in Common Stock (each, a “Required Election”). Notwithstanding anything to the contrary contained in this Section 2.1(a), each Participant shall be eligible to receive an award (payable only in cash) in the event of a Change in Control at such time and in such amounts as set forth in Section 3.8.

(b)

At the time Performance Units are granted to Participants, the Committee shall establish objectives based on (i) the percentile rank of the Common Stock of the Company measured by Total Shareholder Return among the companies comprising the (a) Standard & Poor’s 500 Index, (b) Standard & Poor’s MidCap 400 Index, (c) Standard & Poor’s Small Cap 600 Index, (d) Standard & Poor’s Super Composite 1500 Index, (e) Russell 3000 Index, or (f) Russell 2000 Index (The index chosen by the Committee for a particular Performance Period shall be referred to as the “Applicable Index”), (ii) operating earnings, (iii) operating earnings margin, (iv) pre-tax earnings, (v) pre-tax earnings margin, (vi) net earnings, (vii) net earnings margin, (viii) net earnings per share, (ix) sales, (x) pre-tax return on invested capital, (xi) gross profit, (xii) return on assets, (xiii) pre-tax return on equity, (xiv) gross

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profit margin, (xv) post-tax return on invested capital, (xvi) post-tax return on equity, and (xvii) working capital. In addition, the Committee shall establish a matrix to determine the awards payable to Participants upon attainment of these objectives. Within 90 days following the beginning of a Performance Period, each Participant shall receive an agreement which shall set forth the Performance Period, the number of Performance Units granted and the objectives and matrix established by the Committee (hereinafter referred to as a “Performance Unit Agreement”). For purposes of the SVIP, “operating earnings” will mean pre-tax earnings before non-recurring and other unusual items reported separately in the Company’s income statement.

(c)

No award will be payable if the objective is Total Shareholder Return and the Company’s TSR as a percentile among the Applicable Index companies is less than the 40th percentile. If the objective is Total Shareholder Return and the Company’s TSR is negative, the Committee may, in its discretion, not pay any award or reduce an award otherwise payable, notwithstanding the fact that the Company’s TSR as a percentile among the Applicable Index companies is equal to or greater than the 40th percentile. If the attainment of the objective is not specifically shown in the matrix established by the Committee and set forth in the Performance Unit Agreement, the amount of the award shall be calculated by interpolating between the amounts shown. The maximum award payable per unit is 200% of the target value, subject to the limitations set forth in Section 1.5.

(d)	At the end of each Performance Period, the Committee shall certify the Company’s attainment of the objectives established by the Committee for each Performance Period. In the event of a Change in Control, the awards under this SVIP shall be calculated in accordance with Section 3.8(a) and no certification by the Committee or otherwise will be required. In the absence of a Change in Control, no award may be paid to Covered Employees under this SVIP until the Committee has made such certification.

2.2	Payment

Awards approved by the Committee will be distributed on or before the 15th day of the third month following the end of the Performance Period or, in the event of a Change in Control, within 30 days following such Change in Control (but in the event of a Change in Control, such award shall be payable only in cash). Awards payable, in whole or in part, in Common Stock shall be the number of shares of Common Stock that a Participant could have purchased at the average of the high and low trading prices of a share of Common Stock on the last trading day of the applicable Performance Period had such Participant used the relevant percentage (pursuant to any election to receive Common Stock) of his or her award, less applicable withholding taxes, to purchase Common Stock. Elections to receive Common Stock in lieu of cash shall be submitted to the Committee at such time as specified by the Committee, but in no case after the end of the relevant Performance Period. Except for Required Elections, failure to make a timely election shall be conclusively deemed to be an election to receive all cash. To the extent necessary to secure an exemption under Section 16(b), voluntary elections by Executive Officers to receive Common Stock shall be approved by the Committee following the end of the Performance Period and prior to the distribution of such stock. No more than 300,000 shares of Common Stock, as adjusted for

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stock dividends, stock splits, reverse stock splits, and recapitalizations, may be issued under this SVIP without the approval of the stockholders of the Company. These shares may consist, in whole or in part, of authorized but unissued shares of stock or shares of stock reacquired by the Company and not reserved for any other purpose.

2.3	Termination of Employment

(a)	If a Participant’s employment is terminated prior to the end of a Performance Period because of death, Retirement or Disability, the extent to which a Performance Unit shall be deemed to have been earned and payable (solely in cash and without regard to any elections to the contrary) in accordance with the first sentence of Section 2.2 shall be determined by multiplying (a) the cash value of the Performance Unit as calculated in accordance with the objectives established by the Committee and set forth in the Performance Unit Agreement by (b) a fraction, the numerator of which is the number of full calendar months such Participant was employed during the Performance Period and the denominator of which is the total number of full calendar months in the Performance Period.

(b)	If a Participant’s employment terminates for any reason other than because of death, Retirement or Disability, or a Change in Control (as defined in Section 3.8), the Performance Unit and any and all rights to payment under such Performance Unit shall be immediately canceled and the Performance Unit Agreement with such terminated Participant shall be null and void.

III.	ADDITIONAL PROVISIONS

3.1	Nature of Participant’s Interests

A Participant’s benefits under the SVIP shall at all times be reflected on the Company’s books and records as a general, unsecured and unfunded obligation of the Company, and the SVIP shall not give any person any right or security interest in any asset of the Company nor shall it imply a trust or segregation of assets by the Company.

3.2	Amendments

The Committee or the Board of Directors of the Company may amend the SVIP from time to time, as it deems advisable and in the best interests of the Company, provided that no such amendment will adversely affect or impair previously issued grants.

3.3	Withholding

The Company shall have the right to deduct from any distribution to any Participant an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to any grant or distribution under the SVIP.

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3.4	Nonassignability

(a) Except as expressly provided in the SVIP, the rights of a Participant and any awards under the SVIP may not be assigned or transferred except by will and the laws of descent and distribution.

(b) A Participant may from time to time name in writing any person or persons to whom his or her benefit is to be paid if he or she dies before complete payment of such benefit has occurred. Each such beneficiary designation will revoke all prior designations by the Participant with respect to the SVIP, shall not require the consent of any previously named beneficiary, and will be effective only when filed with the Secretary of the Company during the Participant’s lifetime.

(c) If the Participant fails to designate a beneficiary before his or her death, as provided above, or if the beneficiary designated by the Participant dies before the date of the Participant’s death or before complete payment of the Participant’s benefit has occurred, the Company shall pay the remaining unpaid portion of the Participant’s benefit to the surviving spouse of the Participant, or in the event there is no surviving spouse, to the estate of the Participant.

3.5	Nonuniform Determinations

Determinations by the Committee under the SVIP regarding determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms and provisions of such grants and the agreements evidencing the same need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the SVIP, whether or not such persons are similarly situated.

3.6	No Guarantee of Employment

Neither grants under the SVIP nor any action taken pursuant to the SVIP shall constitute or be evidence of any agreement or understanding, express or implied, that the Company or its subsidiaries shall retain the Participant for any period of time or at any particular rate of compensation.

3.7	Duration

The Committee or the Board of Directors will have the authority to terminate the SVIP at any time. Termination of the SVIP will have no impact on Performance Units granted prior to the SVIP termination date.

3.8	Change in Control

(a)(1)	Notwithstanding anything herein to the contrary but subject to the dollar limitation payable per Performance Period as set forth in Section 1.5, in the event of a Change in Control, all Performance Units shall become payable in cash in accordance with the following sentence of this Section 3.8(a)(1). A Performance Unit shall be payable pursuant to this Section 3.8(a)(1) in an amount equal to the target value

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($1,000) of such Performance Unit, multiplied by a fraction, the numerator of which is the number of months of the Performance Period in which the Change in Control shall have occurred which shall have elapsed prior to such Change in Control, and the denominator of which is the length of the particular Performance Period in months. For purposes of the preceding sentence of this Section 3.8(a)(1), if at least six full calendar months of a fiscal year within a Performance Period shall have elapsed, such entire fiscal year shall be deemed to have elapsed.

(2)	If any amount to be paid to a Participant (or beneficiary thereof) pursuant to this Section 3.8(a) is not paid in full within 30 days following the Change in Control (the “Payment Date”), then the Company shall also pay to that Participant (or beneficiary) interest on the unpaid amount for the period beginning on the Payment Date and ending on the date that the amount is paid in full. The amount of interest to be paid to a Participant (or beneficiary thereof) pursuant to this Section 3.8(a)(2) shall be computed using an annual rate equal to two percent above the prime rate from time to time in effect, as published under “Money Rates” in The Wall Street Journal, but in no event higher than the maximum legal rate permissible under applicable law. Payments received by a Participant (or beneficiary thereof) pursuant to this Section 3.8(a)(2) shall be credited first against accrued interest until all accrued interest is paid in full before any such payment is credited against the amount payable pursuant to Section 3.8(a)(1).

(3)	Solely for the purposes of the computation of payments under the SVIP and notwithstanding any other provision of the SVIP, payments to any Participant under the SVIP shall be reduced (but not below zero) so that the present value, as determined in accordance with Section 280G(d)(4) of the Code, of such payments plus any other payments that must be taken into account for purposes of any computation relating to the Participant under Section 280G(b)(2)(A)(ii) of the Code, shall not, in the aggregate, exceed 2.99 times the Participant’s “base amount,” as such term is defined in Section 280G(b)(3) of the Code. Notwithstanding any other provision of the SVIP, no reduction in payments under the limitation contained in the immediately preceding sentence shall be applied to payments under the SVIP which do not constitute “excess parachute payments” within the meaning of the Code. Any payments in excess of the limitation of this Section 3.8(a)(3) or otherwise determined to be “excess parachute payments” made to any Participant under the SVIP shall be deemed to be overpayments which shall constitute an amount owing from the Participant to the Company with interest from the date of receipt by the Participant to the date of repayment (or offset) at the applicable federal rate under Section 1274(d) of the Code, compounded semi-annually, which shall be payable to the Company upon demand; provided, however, that no repayment shall be required under this sentence if in the written opinion of tax counsel satisfactory to the Participant and delivered to the Participant and the Company such repayment does not allow such overpayment to be excluded for federal income and excise tax purposes from the Participant’s income for the year of receipt or afford the Participant a compensating federal income tax deduction for the year of the repayment.

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(b)	“Change in Control” means:

(1)	the occurrence of any one or more of the following events:

(A)	The acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in Section 3.8(c); provided, however, that a Change in Control shall not result from an acquisition of Company Voting Securities:

(i)	directly from the Company, except as otherwise provided in Section 3.8(b)(2)(A);

(ii)	by the Company, except as otherwise provided in Section 3.8(b)(2)(B);

(iii)	by an Exempt Person;

(iv)	by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(v)	by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i) and (ii) of Section 3.8(b)(1)(C) shall be satisfied.

(B)	The cessation for any reason of the members of the Incumbent Board (as such term is defined in Section 3.8(d)) to constitute at least a majority of the Board of Directors.

(C)	Consummation of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

(i)	more than 60% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

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(ii)	at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such reorganization, merger or consolidation.

(D)	Consummation of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

(i)	more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

(ii)	at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such sale or other disposition.

(E)	Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

(2)	Notwithstanding the provisions of Section 3.8(b)(1)(A):

(A)	no acquisition of Company Voting Securities shall be subject to the exception from the definition of Change in Control contained in clause (i) of Section 3.8(b)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

(B)

for purposes of clause (ii) of Section 3.8(b)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such

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acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

(c)	“Exempt Person” (and collectively, the “Exempt Persons”) means:

(1)	Leonard H. Lavin or Bernice E. Lavin;

(2)	any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

(3)	the estate of any of the persons described in Section 3.8(c)(1) or (2);

(4)	any trust or similar arrangement for the benefit of any person described in Section 3.8(c)(1) or (2); or

(5)	the Lavin Family Foundation or any other charitable organization established by any person described in Section 3.8(c)(1) or (2).

(d)	“Incumbent Board” means those individuals who, as of January 1, 2007, constitute the Board of Directors, provided that:

(1)	any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

(2)	no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board or the Exempt Persons for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

3.9	Stockholder Approval.

The SVIP was last approved by the stockholders of the Company on November 13, 2006 and became effective on November 16, 2006.

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Appendix D

ALBERTO-CULVER COMPANY

2006 RESTRICTED STOCK PLAN

(as amended through January 24, 2008)

SECTION 1. ESTABLISHMENT AND PURPOSE

1.1 Establishment The Alberto-Culver Company (the “Company”) hereby establishes a restricted stock plan for (i) Key Employees, as defined herein, and (ii) members of the Board of Directors who are not officers or employees of the Company or any of its subsidiaries (“Eligible Directors”) which shall be known as the 2006 Restricted Stock Plan (the “RSP”).

1.2 Purpose The purpose of the RSP is to enable the Company to attract, retain, motivate, and reward Key Employees and Eligible Directors by providing them with a means to acquire an equity interest or to increase such interest in the Company.

1.3 Definitions Whenever used herein, the following terms shall have the meanings set forth below:

(a)	“Board” means the Board of Directors of the Company.

(b)	“Change in Control” shall have the meaning set forth in Section 7.2(a).

(c)	“Committee” means the Compensation and Leadership Development Committee of the Board or, if any member of the Committee is not (i) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 and the rules and regulations thereunder (the “Code”) or (ii) a “non-employee director” within the meaning of Section 16 (“Section 16”) of the Securities Exchange Act of 1934 and the rules and regulations thereunder (“Exchange Act”), the Committee shall set up a subcommittee comprised solely of outside directors and non-employee directors for purposes of all matters arising under this RSP involving “officers” within the meaning of Rule 16a-1(f) under Section 16, and “covered employees” within the meaning of Section 162(m) of the Code for the plan year at issue.

(d)	“Disability” shall have the meaning provided in the Company’s applicable long-term disability plan and such disability continues for more than three months or, in the absence of such a definition, when a Participant becomes totally disabled as determined by a physician mutually acceptable to the Participant and the Company before attaining the Retirement age as defined below and if such total disability continues for more than three months. Disability does not include any condition which is intentionally self-inflicted or caused by illegal acts of the Participant.

(e)	“Exempt Person” and “Exempt Persons” shall have the meaning set forth in Section 7.2(b).

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(f)	“ Fair Market Value” shall mean the average of the high and low transaction prices of a share of Common Stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

(g)	“Key Employee” means an active employee (including officers and directors who also are employees) of the Company or its subsidiaries with direct impact on the performance of the Company.

(h)	“Incumbent Board” shall have the meaning set forth in Section 7.2(c).

(i)	“Participant” means Key Employees designated by the Committee and Eligible Directors who are awarded and hold Restricted Stock pursuant to the RSP.

(j)	“Restricted Stock” shall mean the Common Stock of the Company, $.01 par value, with such restrictions as described in Section 6.

(k)	“Restricted Stock Agreement” shall have the meaning set forth in Section 6.1.

(l)	“Retirement” shall be reached for an employee when his or her employment terminates and at the time of such termination the sum of such employee’s age and years of service as an employee of the Company or any of its subsidiaries equals or exceeds 75 years. Retirement shall be reached for an Eligible Director when his or her directorship terminates and at the time of termination such Eligible Director has served on the Board for at least three years, provided that such termination of the Eligible Director was not by the Company for cause.

SECTION 2. ADMINISTRATION

2.1 Administration The RSP shall be administered by the Committee. The Committee shall have full power to construe, administer and interpret the RSP, and full power to adopt such rules and regulations as the Committee may deem desirable to administer the RSP. No member of the Committee shall be liable for any action or determination made in good faith with respect to the RSP or any Restricted Stock thereunder. Determinations by the Committee under the RSP need not be uniform and may be made by it selectively among Participants, whether or not such persons are similarly situated.

2.2 Finality of Determination The determination of the Committee as to any disputed questions arising under this RSP, including questions of construction and interpretation, shall be final, conclusive and binding.

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SECTION 3. ELIGIBILITY AND PARTICIPATION

3.1 Eligibility Key Employees of the Company and its subsidiaries are eligible to receive Restricted Stock under the RSP, in such amounts and on as many occasions as the Committee in its sole discretion may determine. Eligible Directors shall receive Restricted Stock under the RSP in accordance with the provisions of Section 6.1(b).

3.2 Participation The Committee shall designate the Key Employees to receive Restricted Stock, the time or times and the size and terms of each individual grant of Restricted Stock under the RSP. Eligible Directors are automatically entitled to receive Restricted Stock at the times and in the amounts in accordance with the provisions set forth in Section 6.1(b).

SECTION 4. STOCK SUBJECT TO THE RSP

4.1 Number The total number of shares of Restricted Stock that may be granted under the RSP shall not exceed 1,500,000. These shares may consist, in whole or in part, of authorized but unissued shares of stock or shares of stock reacquired by the Company and not reserved for any other purpose.

4.2 Reacquired and Withheld Shares If, at any time, shares of Restricted Stock issued pursuant to the RSP shall have been reacquired by the Company in connection with the restrictions herein imposed on such shares, such reacquired shares again shall become available for issuance under the RSP at any time prior to its termination. In addition until November 1, 2016, any shares of Restricted Stock withheld to pay, in whole or in part, the amount required to be withheld under applicable tax laws in accordance with Section 6.12 hereof, shall become available for issuance under the RSP at any time prior to its termination.

4.3 Adjustment upon Change in Stock The Committee shall take such action with regard to adjustment of the number of shares of Restricted Stock that may be granted hereunder as it considers to be equitable in its sole and absolute discretion in the event there is any change in the outstanding Common Stock, or any event that could cause a change in the outstanding Common Stock, including, without limitation, by reason of a stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, merger, consolidation, combination, issuance of securities convertible into or exchangeable for Common Stock, exchange or conversion of shares, or any other similar type of event. The Committee’s determination of any adjustment pursuant to this Section 4.3 shall be final, conclusive and binding.

SECTION 5. DURATION OF THE RSP

The RSP shall continue until all Restricted Stock subject to it shall have been granted and vested under the RSP, subject to the provisions of the RSP regarding amendments thereto and termination thereof.

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SECTION 6. SHARES OF RESTRICTED STOCK

6.1 Grant of Shares of Restricted Stock

(a) Awards of Restricted Stock to Participants shall be granted under a Restricted Stock Agreement between the Company and the Participant which shall provide that the shares subject to any such award shall be subject to such forfeiture and other conditions, including the provisions of Section 6.7 hereof, as the Committee shall designate, which are consistent with the terms of this RSP.

(b) Awards of Restricted Stock to Eligible Directors shall automatically be granted hereunder, without further action required, to each Eligible Director of the Company on the date of his or her initial election or appointment as a director of the Company (“Initial Grant”) and on the date of every Annual Meeting of the Stockholders (“Annual Meeting”) commencing with the Annual Meeting scheduled for January 24, 2008 (“Subsequent Grant”). No director shall be entitled to an Initial Grant if his or her initial election or appointment to the Board occurred on or after June 1st of the fiscal year in which he or she joined the Board. No director who has received an Initial Grant shall be entitled to receive a Subsequent Grant during the same fiscal year of the Company, no director shall be entitled to receive more than one Subsequent Grant in any fiscal year of the Company and no director shall be entitled to more than one Initial Grant. Initial Grants shall consist of approximately $65,000 of Restricted Stock valued by dividing $65,000 by the Fair Market Value of a share Common Stock on the date of grant and rounding to the nearest 100 shares. Subsequent Grants shall consist of approximately $65,000 of Restricted Stock valued by dividing $65,000 by the Fair Market Value of a share of Common Stock on the date of grant and rounding to the nearest 100 shares.

6.2 Vesting Except as otherwise provided in Sections 7.1 and/or 6.8 hereof, Restricted Stock granted to Participants hereunder will vest on a cumulative basis in equal annual increments of one-fourth of the shares granted, commencing on the day preceding the second anniversary of the grant of the Restricted Stock. Those shares will be fully vested after a period of five (5) years from the day preceding the date of grant. With respect to Restricted Stock granted to Key Employees, the Committee, may (i) accelerate the vesting of such Restricted Stock subject to such terms and conditions as the Committee deems necessary or desirable to effectuate the purpose of the RSP or (ii) specifically provide at the date of grant for another vesting schedule which is different than the vesting schedule set forth in the first two sentences of this Section 6.2. In addition, with respect to Restricted Stock granted to Key Employees, the Committee may grant Restricted Stock that is immediately vested upon the date of issuance.

6.3 Transferability Subject to Section 6.8 hereof, a Participant’s rights under the RSP may not be assigned and any Restricted Stock granted to a Participant may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated as long as the shares are subject to forfeiture or other conditions as provided in this RSP, and as set forth in the Restricted Stock Agreement pursuant to which such shares were granted.

6.4 Removal of Restrictions Except as otherwise provided herein, or as may be required by applicable law, shares of Restricted Stock covered by each Restricted Stock Agreement made under this RSP will become freely transferable by the Participant upon vesting in accordance with Sections 6.2, 6.8 and/or 7.1.

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6.5 Other Restrictions The Committee may impose such other restrictions on any shares granted pursuant to this RSP as it may deem advisable, including, without limitation, restrictions required by (1) federal securities laws, (2) requirements of any stock exchange upon which such shares of the same class are listed and (3) any state securities laws applicable to such shares.

6.6 Certificates In addition to any legends placed on certificates pursuant to Section 6.5, the Company reserves the right to place on each certificate representing shares of Restricted Stock a restrictive legend, which legend may be in the following form:

The sale or other transfer of shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to the restrictions on transfer and forfeiture conditions (which include the satisfaction of certain employment or director service requirements) set forth in the 2006 Restricted Stock Plan and Restricted Stock Agreement. A copy of such agreement may be inspected at the offices of the Secretary of the Company.

All certificates representing shares of Restricted Stock may be held by the Secretary of the Company in escrow on behalf of the Participant awarded such shares, together with a Power of Attorney (if any) executed by the Participant, in the form satisfactory to the Committee and authorizing the Company to transfer such shares as provided in the Restricted Stock Agreement, until such time as all restrictions imposed on such shares pursuant to the RSP and the Restricted Stock Agreement have expired or been earlier terminated.

6.7 Termination of Employment In the event that, prior to the removal of restrictions on shares of Restricted Stock as contemplated by Section 6.4, a Participant’s employment or directorship with the Company terminates for any reason other than death, Retirement, Disability, or a Change in Control, any shares subject to time period restrictions or other forfeiture conditions at the date of such termination shall automatically be forfeited to the Company. A Participant shall not forfeit any rights to Restricted Stock previously granted to him or her, solely because he or she ceases to qualify as a Key Employee.

6.8 Death, Retirement or Disability

(a) In the event that, prior to the removal of restrictions on shares of Restricted Stock as contemplated by Section 6.4, a Participant’s employment or directorship with the Company terminates because of death or Disability, any uncompleted portion of a time period restriction or other forfeiture conditions, as set forth herein or in the terms of the Restricted Stock Agreement, shall be waived and all such Restricted Stock shall immediately vest. The shares released from such restrictions pursuant to this Section 6.8 thereafter shall be freely transferable by the Participant or by the person set forth in Section 6.8 (c) and (d) in the case of the Participant’s death, subject to any applicable legal requirements.

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(b) In the event that, prior to the removal of restrictions on shares of Restricted Stock as contemplated by Section 6.4, a Participant’s employment or directorship with the Company terminates because of Retirement, any uncompleted portion of a time period restriction or other forfeiture conditions, as set forth herein or in the terms of the Restricted Stock Agreement, shall be waived and all such Restricted Stock shall immediately vest. The shares released from such restrictions pursuant to this Section 6.8 thereafter shall be freely transferable by the Participant, subject to any applicable legal requirements.

(c) A Participant may from time to time name in writing any person or persons to whom his or her Restricted Stock should be given if the Participant dies. Each such beneficiary designation will revoke all prior designations by the Participant with respect to the RSP, shall not require the consent of any previously named beneficiary, and will be effective only when filed with the Secretary of the Company during the Participant’s lifetime.

(d) If a Participant fails to designate a beneficiary before his or her death, as provided above, or if the beneficiary designated by the Participant dies prior to receiving the Restricted Stock hereunder, the Company shall transfer the Restricted Stock to the surviving spouse of the Participant, or in the event there is no such surviving spouse, to the estate of the Participant.

6.9 Voting Rights Participants shall have full voting rights with respect to shares of Restricted Stock.

6.10 Dividend Rights Participants shall have full dividend rights (subject to applicable withholding tax requirements) with any such dividends being paid currently. Dividends paid to Key Employees on shares of Restricted Stock prior to the shares vesting will be treated as wages for federal income tax purposes and will be subject to withholding taxes by the Company. Dividends paid to Eligible Directors on shares of Restricted Stock prior to the shares vesting will be treated as compensation for services for federal income tax purposes. If all or part of a dividend is paid in shares of stock, the dividend shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock that are the basis for the dividend.

6.11 Security Interest in Shares In connection with the execution of any Restricted Stock Agreement, the Committee may require that a Participant grant to the Company a security interest in the shares of Restricted Stock issued or granted pursuant to this RSP to secure the payment of any sums (e.g.: income withholding taxes due when restrictions lapse) then owing or thereafter coming due to the Company by such Participant. This security interest shall continue for such period of time as the certificates representing shares of Restricted Stock are held by the Secretary of the Company in escrow on behalf of the Participant pursuant to Section 6.6.

6.12 Withholding Taxes Due At any time when a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with the vesting of Restricted Stock or reaching Retirement age (calculated by taking the minimum statutory withholding rates for federal, foreign, state and local tax purposes including payroll taxes, applicable to the income

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generated by the vesting of such Restricted Stock), the Participant may satisfy this obligation in whole or in part by making an election to have the Company withhold shares of Restricted Stock having a value equal to the amount required to be withheld. The value of shares to be withheld shall be based on the Fair Market Value of the Restricted Stock on the date the Participant vests in such shares or reaches Retirement age.

SECTION 7. CHANGE IN CONTROL

7.1 Vesting Upon Change in Control Notwithstanding any provision of the RSP, all outstanding shares of Restricted Stock shall immediately become fully vested upon the occurrence of a Change in Control.

7.2 Definitions

(a) The term “Change in Control” means:

(1) the occurrence of any one or more of the following events:

(A) The acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in Section 7.2(b)); provided, however, that a Change in Control shall not result from an acquisition of Company Voting Securities:

(i) directly from the Company, except as otherwise provided in Section 7.2(a)(2)(A);

(ii) by the Company, except as otherwise provided in Section 7.2(a)(2)(B);

(iii) by an Exempt Person;

(iv) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(v) by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i) and (ii) of Section 7.2(a)(1)(C) shall be satisfied.

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(B) The cessation for any reason of the members of the Incumbent Board (as such term is defined below) to constitute at least a majority of the Board.

(C) Consummation of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

(i) more than 60% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

(ii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation.

(D) Consummation of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

(i) more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

(ii) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

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(E) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

(2) Notwithstanding the provisions of Section 7.2(a)(1):

(A) no acquisition of Company Voting Securities shall be subject to the exception from the definition of Change in Control contained in clause (i) of Section 7.2(a)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

(B) for purposes of clause (ii) of Section 7.2(a)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

(b) The term “Exempt Person” (and collectively, the “Exempt Persons”) means:

(1) Leonard H. Lavin or Bernice E. Lavin;

(2) any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

(3) the estate of any of the persons described in Section 7.2(b)(1) or (2);

(4) any trust or similar arrangement for the benefit of any person described in Section 7.2(b)(1) or (2); or

(5) the Lavin Family Foundation or any other charitable organization established by any person described in Section 7.2(b)(1) or (2).

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(c) The term “Incumbent Board” means those individuals who, as of January 1, 2007, constitute the Board, provided that:

(1) any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

(2) no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board or the Exempt Persons for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

SECTION 8. NO EMPLOYMENT AND RETENTION RIGHTS OF PARTICIPANTS

Nothing in this RSP or in any grant of Restricted Stock shall interfere with or limit in any way the right of the Company to terminate any Key Employee’s or Participant’s employment at any time, or confer upon any Key Employee or Participant any right to continue in the employ of the Company or its subsidiaries. Establishment of, or participation in, the RSP shall not be construed to give any Eligible Director the right to be retained as a member of the Board.

SECTION 9. STOCKHOLDER APPROVAL, AMENDMENT AND TERMINATION

9.1 Amendment This RSP may be amended at any time by the Committee or the Board; provided that no such amendment shall permit the granting of Restricted Stock to anyone other than as provided in Section 3 hereof, or increase the maximum number of shares of stock that may be granted pursuant to this RSP except pursuant to Section 4.3 hereof, without the further approval of the Company’s stockholders. In addition, the approval of the Board is required to amend Section 6.1(b).

9.2 Termination The Company reserves the right to terminate the RSP at any time by action of the Committee or the Board.

9.3 Existing Restrictions Neither amendment nor termination of this RSP shall adversely affect any shares previously granted or issued pursuant to this RSP.

9.4 Stockholder Adoption The RSP was approved by the stockholders of the Company on November 13, 2006 and became effective on November 16, 2006.

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